UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: January 31

Registrant is making a filing for 8 of its series:

Wells Fargo 100% Treasury Money Market Fund, Wells Fargo Cash Investment Money Market Fund, Wells Fargo Government Money Market Fund, Wells Fargo Heritage Money Market Fund, Wells Fargo Money Market Fund, Wells Fargo Municipal Cash Management Money Market Fund, Wells Fargo National Tax-Free Money Market Fund, and Wells Fargo Treasury Plus Money Market Fund.

Date of reporting period: January 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

January 31, 2017

Government Money Market Funds

∎	Wells Fargo 100% Treasury Money Market Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo 100% Treasury Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo 100% Treasury Money Market Fund for the 12-month period that ended January 31, 2017. The U.S. economy displayed resilience during the period although growth remained somewhat sluggish. International economies generally faced deeper ongoing challenges. Despite heightened market volatility, global stocks delivered strong results overall. U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

In February–March 2016, fears about global economic weakness prevailed and then abated.

As the reporting period began, most stock markets worldwide were in the midst of a decline fueled by concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and effect of interest-rate increases by the U.S. Federal Reserve (Fed). In mid-February, fears abated somewhat and global markets generally rallied. Meanwhile, bond investors’ fears about falling commodity prices, a slowing Chinese economy, weakness in European banks, and market volatility also lessened, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. With ongoing uncertainties about global growth and financial markets, the Fed held off from raising the target interest rate. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies, many of these countries’ economies faced the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo 100% Treasury Money Market Fund	3

growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, more refinery production ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. After bottoming in early July, yields began to rise again as market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

4	Wells Fargo 100% Treasury Money Market Fund	Letter to shareholders (unaudited)

Investor optimism continued into January 2017.

January brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve a large fiscal stimulus package.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo 100% Treasury Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®

Jeffrey L. Weaver, CFA®

Laurie White

Average annual total returns (%) as of January 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class A (WFTXX)	11-8-1999	0.01	0.00	0.49	0.79	0.65
Administrator Class (WTRXX)	6-30-2010	0.07	0.01	0.52	0.52	0.30
Institutional Class (WOTXX)	10-31-2014	0.17	0.04	0.53	0.40	0.20
Service Class (NWTXX)	12-3-1990	0.01	0.00	0.52	0.69	0.50
Sweep Class	6-30-2010	0.01	0.00	0.52	0.95	0.95

Yield summary (%) as of January 31, 20173

	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class
7-day current yield	0.00	0.24	0.34	0.04	0.00
7-day compound yield	0.00	0.24	0.34	0.04	0.00
30-day simple yield	0.00	0.23	0.33	0.03	0.00
30-day compound yield	0.00	0.23	0.33	0.03	0.00

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge.

For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo 100% Treasury Money Market Fund	7

Portfolio composition as of January 31, 2017[4]

Weighted average maturity as of January 31, 2017[5]
46 days

Weighted average life as of January 31, 2017[6]
70 days

Effective maturity distribution as of January 31, 2017[4]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Service Class shares, and includes the higher expenses applicable to Service Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Sweep Class shares prior to their inception reflects the performance of Service Class shares, and has not been adjusted to reflect the higher expenses applicable to Sweep Class shares. If these expenses had been adjusted, returns would be lower.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 13, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.65% for Class A, 0.30% for Administrator Class, 0.20% for Institutional Class, 0.50% for Service Class, and 1.00% for Sweep Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.25)%, 0.02%, 0.14%, (0.15)%, and (0.41)% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[7]	The Bank of New York (BNY) Mellon Treasury Tri-Party Repo Index reflects the daily average of the interest rates negotiated between buyers and sellers for repurchase transactions involving particular collateral types where BNY Mellon acts as agent and intermediary for the buyer and seller. This index specifically reflects the interest rate for repurchase agreement transactions collateralized by U.S. Treasuries excluding Separate Trading of Registered Interest and Principal of Securities. You cannot invest directly in an index.

8	Wells Fargo 100% Treasury Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

The majority of the Fund’s fiscal year that ended January 31, 2017, was characterized by steady interest rates that were higher than the near-zero rates prevailing for the several preceding years but still low by historical standards. Rates were higher in the last one and a half months of the period due to an increase of 0.25% in the federal funds rate by the U.S. Federal Reserve (Fed) on December 14, 2016, to a new target range of 0.50% to 0.75%. Interest rates on all categories of government money market securities moved higher shortly before the Fed’s move and generally maintained those levels after the official increase. This past year also saw the full implementation of amendments to Rule 2a-7, which governs money market funds, by October 14, 2016. U.S. Treasury and government money market funds continued to operate much as they always did, with stable $1.00 net asset values.

That action by the Fed came almost exactly one year after its previous interest-rate hike of 0.25% on December 16, 2015. At that time, after seven years with interest rates set near zero, the Fed’s projections showed further gradual interest-rate increases throughout 2016. Economic developments, including international ones, led the Fed to delay those plans for higher interest rates, and it ultimately was able to produce the lone December 2016 hike.

Three-month Treasury bill (T-bill) yields averaged 30 basis points (bps; 100 bps equals 1.00%) during the first 10.5 months of the reporting period preceding the Fed’s interest-rate hike. In the last one and a half months of the reporting period, after the Fed hike, 3-month T-bills yielded an average of 50 bps. For the entire year that ended January 31, 2017, 3-month T-bill yields averaged 33 bps, compared with 6 bps in the preceding 12-month period.

Although the increase in T-bill yields from year to year roughly matched the Fed’s moves, there were several underlying factors affecting interest rates that tended to offset each other over the year. Changes in the Securities and Exchange Commission’s rules regarding money market funds (MMFs) that became effective in October 2016 resulted in approximately $1 trillion of money moving from prime MMFs to U.S. government MMFs in the second half of 2016, adding to the demand for government securities, including T-bills. On the other hand, the U.S. Treasury increased the supply of T-bills by $284 billion in the year that ended January 31, 2017, partially offsetting the increased demand.

The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s decisions. Overnight repo rates, as measured by the BNY Mellon Treasury Tri-Party Repo Index,7 averaged 29 bps in the first 10.5 months of the reporting period, before the Fed’s interest-rate hike, then rose to 51 bps on average over the balance of the reporting period that ended January 31, 2017. Overall, the average repo yield for the fiscal year that ended January 31, 2017, was 32 bps, compared with 10 bps in the prior 12-month period.

Our investment strategy remained consistent. We invested in T-bills and U.S. Treasury notes, including floating-rate notes, while taking into account the Fund’s overall level of liquidity and average maturity and seeking to maintain a stable $1.00 net asset value.

Strategic outlook

In spite of having recently raised the federal funds rate, the Fed projects that it will continue to raise rates throughout the coming year. A year ago, the situation was nearly identical, but the Fed was able to raise rates only once, near the end of the year, which may cast doubt on its projections again this year. The economy has continued its solid, if unspectacular, performance, with a stronger labor market and very gradually rising, but still below target, inflation. The Fed has signaled that it will continue to proceed cautiously, weighing incoming economic data and other factors and modifying its interest-rate path accordingly. Added to the usual uncertainty this year are the changes in U.S. leadership resulting from the election in November 2016, with a Republican sweep of the presidency and both houses of Congress suggesting possible significant changes in economic policy. It’s possible that changes in fiscal policy could in turn affect the Fed’s interest-rate decisions. In the face of this heightened uncertainty, we believe that our investment strategy, with its focus on capital preservation and liquidity, will enable the Fund to continue to meet its objectives.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo 100% Treasury Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2016	Ending account value 1-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.05	$2.02	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$2.05	0.40%
Administrator Class
Actual	$1,000.00	$1,000.57	$1.51	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%
Institutional Class
Actual	$1,000.00	$1,001.07	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Service Class
Actual	$1,000.00	$1,000.08	$1.99	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$2.01	0.39%
Sweep Class
Actual	$1,000.00	$1,000.05	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$2.03	0.40%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo 100% Treasury Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt: 101.54%
U.S. Treasury Bill (z)	0.14%	3-2-2017	$413,820,000	$413,660,868
U.S. Treasury Bill (z)	0.47	2-9-2017	394,660,000	394,618,817
U.S. Treasury Bill (z)	0.47	2-23-2017	1,246,730,000	1,246,370,095
U.S. Treasury Bill (z)	0.47	2-2-2017	620,765,000	620,756,842
U.S. Treasury Bill (z)	0.49	3-9-2017	550,000,000	549,732,125
U.S. Treasury Bill (z)	0.51	4-13-2017	250,000,000	249,751,007
U.S. Treasury Bill (z)	0.51	4-27-2017	200,000,000	199,761,528
U.S. Treasury Bill (z)	0.51	2-16-2017	668,835,000	668,693,271
U.S. Treasury Bill (z)	0.51	5-4-2017	300,000,000	299,608,194
U.S. Treasury Bill (z)	0.52	3-23-2017	200,000,000	199,856,944
U.S. Treasury Bill (z)	0.53	4-20-2017	820,000,000	819,064,433
U.S. Treasury Bill (z)	0.53	4-6-2017	300,000,000	299,716,000
U.S. Treasury Bill (z)	0.54	3-16-2017	500,000,000	499,680,784
U.S. Treasury Bill (z)	0.54	5-11-2017	25,000,000	24,963,219
U.S. Treasury Bill (z)	0.55	3-30-2017	550,000,000	549,521,897
U.S. Treasury Bill (z)	0.62	7-27-2017	40,000,000	39,879,538
U.S. Treasury Bill (z)%%	0.62	8-3-2017	45,000,000	44,857,813
U.S. Treasury Bill (z)	0.62	6-1-2017	40,000,000	39,917,200
U.S. Treasury Bill (z)	0.63	5-18-2017	10,000,000	9,981,583
U.S. Treasury Bond	8.75	5-15-2017	40,000,000	40,926,646
U.S. Treasury Note	0.50	4-30-2017	30,000,000	29,997,031
U.S. Treasury Note ±	0.58	4-30-2017	50,000,000	49,999,750
U.S. Treasury Note ±	0.58	7-31-2017	130,000,000	129,977,179
U.S. Treasury Note	0.63	2-15-2017	45,000,000	45,000,667
U.S. Treasury Note	0.63	5-31-2017	40,000,000	40,007,167
U.S. Treasury Note	0.63	8-31-2017	65,000,000	64,989,316
U.S. Treasury Note ±##	0.65	1-31-2019	45,000,000	45,000,000
U.S. Treasury Note ±	0.67	10-31-2017	200,000,000	199,913,227
U.S. Treasury Note ±	0.68	10-31-2018	150,000,000	149,996,940
U.S. Treasury Note ±	0.68	7-31-2018	200,000,000	200,012,757
U.S. Treasury Note ±	0.70	4-30-2018	110,000,000	110,002,930
U.S. Treasury Note	0.75	3-15-2017	20,000,000	20,005,613
U.S. Treasury Note	0.75	10-31-2017	10,000,000	9,990,792
U.S. Treasury Note ±	0.78	1-31-2018	180,000,000	180,043,291
U.S. Treasury Note	0.88	2-28-2017	165,000,000	165,042,524
U.S. Treasury Note	0.88	4-15-2017	40,000,000	40,025,350
U.S. Treasury Note	0.88	4-30-2017	125,000,000	125,096,774
U.S. Treasury Note	0.88	5-15-2017	20,000,000	20,021,642
U.S. Treasury Note	0.88	10-15-2017	20,000,000	20,001,032
U.S. Treasury Note	0.88	11-15-2017	10,000,000	10,001,285
U.S. Treasury Note	0.88	1-15-2018	5,000,000	4,993,419
U.S. Treasury Note	1.00	3-31-2017	10,000,000	10,006,381
U.S. Treasury Note	1.00	9-15-2017	5,000,000	5,007,035
U.S. Treasury Note	1.88	9-30-2017	60,000,000	60,446,751
U.S. Treasury Note	1.88	10-31-2017	10,000,000	10,072,917
U.S. Treasury Note	2.25	11-30-2017	50,000,000	50,577,428
U.S. Treasury Note	2.75	5-31-2017	9,200,000	9,265,116
U.S. Treasury Note	3.00	2-28-2017	90,000,000	90,167,930
U.S. Treasury Note	4.25	11-15-2017	20,000,000	20,527,572
U.S. Treasury Note	4.50	5-15-2017	20,000,000	20,220,771

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo 100% Treasury Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt (continued)
U.S. Treasury Note	4.63%	2-15-2017	$150,000,000	$150,239,760
U.S. Treasury Note	4.75	8-15-2017	10,000,000	10,213,514

Total Treasury Debt (Cost $9,308,182,665)				9,308,182,665

Total investments in securities (Cost $9,308,182,665) *	101.54%	9,308,182,665
Other assets and liabilities, net	(1.54)	(141,491,390)

Total net assets	100.00%	$9,166,691,275

(z)	Zero coupon security. The rate represents the current yield to maturity.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo 100% Treasury Money Market Fund	Statement of assets and liabilities—January 31, 2017

Assets
Investments in unaffiliated securities, at amortized cost	$9,308,182,665
Cash	2,876
Receivable for investments sold	498,572,430
Receivable for Fund shares sold	368,970
Receivable for interest	8,019,756
Prepaid expenses and other assets	223,141

Total assets	9,815,369,838

Liabilities
Dividends payable	551,142
Payable for investments purchased	644,352,840
Payable for Fund shares redeemed	648,144
Management fee payable	696,888
Distribution fee payable	197,400
Administration fees payable	764,755
Accrued expenses and other liabilities	1,467,394

Total liabilities	648,678,563

Total net assets	$9,166,691,275

NET ASSETS CONSIST OF
Paid-in capital	$9,166,661,866
Undistributed net investment income	3,235
Accumulated net realized gains on investments	26,174

Total net assets	$9,166,691,275

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$363,638,994
Shares outstanding – Class A1	363,612,922
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$1,226,946,980
Shares outstanding – Administrator Class[1]	1,226,861,687
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$3,566,677,739
Shares outstanding – Institutional Class[1]	3,566,514,568
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$3,337,171,658
Shares outstanding – Service Class[1]	3,336,952,658
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$672,255,904
Shares outstanding – Sweep Class[1]	672,209,579
Net asset value per share – Sweep Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2017	Wells Fargo 100% Treasury Money Market Fund	13

Investment income
Interest	$33,608,912

Expenses
Management fee	28,554,520
Administration fees
Class A	816,368
Administrator Class	1,741,614
Institutional Class	1,803,023
Service Class	4,847,808
Sweep Class	1,375,177
Shareholder servicing fees
Class A	927,691
Administrator Class	1,695,896
Service Class	10,063,006
Sweep Class	1,876,763
Distribution fee
Sweep Class	2,627,468
Custody and accounting fees	448,043
Professional fees	52,869
Registration fees	317,830
Shareholder report expenses	157,997
Trustees’ fees and expenses	14,073
Other fees and expenses	129,455

Total expenses	57,449,601
Less: Fee waivers and/or expense reimbursements	(29,216,844)

Net expenses	28,232,757

Net investment income	5,376,155

Net realized gains on investments	347,696

Net increase in net assets resulting from operations	$5,723,851

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo 100% Treasury Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2017		Year ended January 31, 2016

Operations
Net investment income		$5,376,155		$99,433
Net realized gains (losses) on investments		347,696		(107,610)

Net increase (decrease) in net assets resulting from operations		5,723,851		(8,177)

Distributions to shareholders from
Net investment income
Class A		(126)		(277)
Administrator Class		(973,968)		(1,368)
Institutional Class		(4,084,009)		(38,488)
Service Class		(93,373)		(2,109)
Sweep Class		(247)		(178)
Net realized gains
Class A		(18,882)		(1,925)
Administrator Class		(89,010)		(8,547)
Institutional Class		(152,769)		(1,259)
Service Class		(187,100)		(22,628)
Sweep Class		(40,594)		(1,852)

Total distributions to shareholders		(5,640,078)		(78,631)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,428,760,310	1,428,760,310	1,901,446,024	1,901,446,024
Administrator Class	4,591,892,019	4,591,892,019	6,440,523,252	6,440,523,252
Institutional Class	9,527,835,743	9,527,835,743	1,469,373,290	1,469,373,290
Service Class	20,737,559,430	20,737,559,430	25,698,628,836	25,698,628,836
Sweep Class	4,245,101,740	4,245,101,740	3,327,666,111	3,327,666,111

		40,531,149,242		38,837,637,513

Reinvestment of distributions
Class A	18,985	18,985	2,185	2,185
Administrator Class	442,842	442,842	4,720	4,720
Institutional Class	3,183,842	3,183,842	34,826	34,826
Service Class	56,832	56,832	7,952	7,952
Sweep Class	40,841	40,841	2,030	2,030

		3,743,342		51,713

Payment for shares redeemed
Class A	(1,529,334,437)	(1,529,334,437)	(2,446,890,666)	(2,446,890,666)
Administrator Class	(5,311,366,601)	(5,311,366,601)	(7,151,322,142)	(7,151,322,142)
Institutional Class	(6,596,772,428)	(6,596,772,428)	(837,240,706)	(837,240,706)
Service Class	(23,014,751,727)	(23,014,751,727)	(27,046,883,461)	(27,046,883,461)
Sweep Class	(4,046,160,962)	(4,046,160,962)	(3,282,195,419)	(3,282,195,419)

		(40,498,386,155)		(40,764,532,394)

Net increase (decrease) in net assets resulting from capital share transactions		36,506,429		(1,926,843,168)

Total increase (decrease) in net assets		36,590,202		(1,926,929,976)

Net assets
Beginning of period		9,130,101,073		11,057,031,049

End of period		$9,166,691,275		$9,130,101,073

Undistributed (overdistributed) net investment income		$3,235		$(7,079)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo 100% Treasury Money Market Fund	15

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.00 [1]	0.00 [1,2]	(0.00)[1,2]	0.00 [1]	0.00
Net realized gains (losses) on investments	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.00%	0.00%	0.00%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.79%	0.79%	0.77%
Net expenses	0.36%	0.08%	0.04%	0.06%	0.09%
Net investment income (loss)	0.00%	0.00%	(0.00)%	0.00%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$363,639	$464,176	$1,009,623	$932,956	$290,743

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo 100% Treasury Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.00 [1]	0.00 [1]	(0.00)[1,2]	0.00 [1]	0.00
Net realized gains (losses) on investments	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.07%	0.00%	0.00%	0.00%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.51%	0.51%	0.51%	0.52%
Net expenses	0.30%	0.08%	0.04%	0.06%	0.09%
Net investment income (loss)	0.06%	0.00%	(0.00)%	0.00%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$1,226,947	$1,945,991	$2,656,805	$2,754,138	$2,632,074

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo 100% Treasury Money Market Fund	17

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income (loss)	0.00 [2]	0.00 [2]	(0.00)[2,3]
Net realized gains (losses) on investments	0.00 [2]	(0.00)[2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[4]	0.17%	0.01%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.40%	0.40%	0.39%
Net expenses	0.20%	0.11%	0.04%
Net investment income (loss)	0.18%	0.01%	(0.00)%
Supplemental data
Net assets, end of period (000s omitted)	$3,566,678	$632,263	$100

[1]	For the period from October 31, 2014 (commencement of operations) to January 31, 2015

[2]	Amount is less than $0.005.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo 100% Treasury Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.00 [1]	0.00 [1]	(0.00)[1,2]	0.00 [1]	0.00
Net realized gains (losses) on investments	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.00%	0.00%	0.00%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.69%	0.68%	0.68%	0.69%
Net expenses	0.36%	0.09%	0.05%	0.07%	0.09%
Net investment income (loss)	0.00%	0.00%	(0.00)%	0.00%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$3,337,172	$5,614,425	$6,962,725	$7,491,653	$7,802,468

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo 100% Treasury Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.00 [1]	0.00 [1]	(0.00)[1,2]	0.00 [1]	0.00
Net realized gains (losses) on investments	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.00%	0.00%	0.00%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.14%	1.14%	1.14%	1.14%
Net expenses	0.36%	0.09%	0.04%	0.06%	0.09%
Net investment income (loss)	0.00%	0.00%	(0.00)%	0.00%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$672,256	$473,246	$427,778	$390,560	$447,234

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo 100% Treasury Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo 100% Treasury Money Market Fund (the “Fund”) which is a diversified series of the Trust.

During the year, the amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury, government and retail money market funds continued to operate with stable $1.00 net asset values. Meanwhile, tax-exempt and prime money market funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. In addition, money market fund boards of directors have the discretion to impose liquidity fees or redemption gates on all non-government funds. As a result of the changes due to money market reform, the institutional prime and municipal money market funds may have been subject to significant flows in shareholder activity as assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo 100% Treasury Money Market Fund	21

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(214,118)	$214,118

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo 100% Treasury Money Market Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Treasury debt	$0	$9,308,182,665	$0	$9,308,182,665
Total assets	$0	$9,308,182,665	$0	$9,308,182,665

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At January 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.23% as the average daily net assets of the Fund increase. For the year ended January 31, 2017, the management fee was equivalent to an annual rate of 0.31% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.08
Service Class	0.12
Sweep Class	0.03	*

*	Prior to November 17, 2016, the class-level administration fee for Sweep Class shares was 0.22% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 13, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, 0.50% for Service Class shares, and 1.00% for Sweep Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2017, Funds Management voluntarily waived additional expenses to maintain a positive yield.

Notes to financial statements	Wells Fargo 100% Treasury Money Market Fund	23

During the year ended January 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $12,179 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $9,699 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fees is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2017 and January 31, 2016 were as follows:

	Year ended January 31
	2017	2016
Ordinary income	$5,614,968	$78,631
Long-term capital gain	25,110	0

As of January 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain
$565,267	$19,586

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

8. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

24	Wells Fargo 100% Treasury Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo 100% Treasury Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo 100% Treasury Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

Other information (unaudited)	Wells Fargo 100% Treasury Money Market Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $25,110 was designated as a 20% rate gain distribution for the fiscal year ended January 31, 2017.

For the fiscal year ended January 31, 2017, $4,603,591 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2017, $463,245 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2017, 100% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo 100% Treasury Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo 100% Treasury Money Market Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

28	Wells Fargo 100% Treasury Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

301447 03-17 A300/AR300 01-17

Annual Report

January 31, 2017

Institutional Money Market Funds

∎	Wells Fargo Cash Investment Money Market Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Cash Investment Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Cash Investment Money Market Fund for the 12-month period that ended January 31, 2017. The U.S. economy displayed resilience during the period although growth remained somewhat sluggish. International economies generally faced deeper ongoing challenges. Despite heightened market volatility, global stocks delivered strong results overall. U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

In February–March 2016, fears about global economic weakness prevailed and then abated.

As the reporting period began, most stock markets worldwide were in the midst of a decline fueled by concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and effect of interest-rate increases by the U.S. Federal Reserve (Fed). In mid-February, fears abated somewhat and global markets generally rallied. Meanwhile, bond investors’ fears about falling commodity prices, a slowing Chinese economy, weakness in European banks, and market volatility also lessened, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. With ongoing uncertainties about global growth and financial markets, the Fed held off from raising the target interest rate. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies, many of these countries’ economies faced the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Cash Investment Money Market Fund	3

growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, more refinery production ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. After bottoming in early July, yields began to rise again as market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

4	Wells Fargo Cash Investment Money Market Fund	Letter to shareholders (unaudited)

Investor optimism continued into January 2017.

January brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve a large fiscal stimulus package.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Cash Investment Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®

Jeffrey L. Weaver, CFA®

Laurie White

Average annual total returns (%) as of January 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Administrator Class (WFAXX)	7-31-2003	0.33	0.08	0.81	0.35	0.35
Institutional Class (WFIXX)	10-14-1987	0.46	0.13	0.89	0.23	0.20
Select Class (WFQXX)	6-29-2007	0.53	0.20	0.96	0.19	0.13
Service Class (NWIXX)	10-14-1987	0.17	0.04	0.74	0.52	0.50

Yield summary (%) as of January 31, 20173

	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield	0.62	0.75	0.82	0.45
7-day compound yield	0.63	0.76	0.83	0.46
30-day simple yield	0.59	0.72	0.79	0.42
30-day compound yield	0.59	0.72	0.79	0.42

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Cash Investment Money Market Fund	7

Portfolio composition as of January 31, 2017[4]

Weighted average maturity as of January 31, 2017[5]
21 days

Weighted average life as of January 31, 2017[6]
36 days

Effective maturity distribution as of January 31, 2017[4]

[1]	Historical performance shown for Select Class shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 13, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.58%, 0.70%, 0.74%, and 0.41%, for Administrator Class, Institutional Class, Select Class, and Service Class, respectively.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

8	Wells Fargo Cash Investment Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Interest rates were fairly steady throughout the Fund’s reporting period, which ended January 31, 2017. The reporting period began just after the first U.S. Federal Reserve (Fed) tightening in 10 years, which occurred in December 2015, and expectations for further increases were quickly tempered due to concerns about the domestic economy, the Chinese economy, and slumping oil prices. Confirmation of economic softening followed in March when the Federal Open Market Committee’s (FOMC’s) Summary of Economic Projections (also known as the dot plot) was revised to show only two increases expected for the year, down from the four implied by the previous dot plot release. The Fed used its April minutes to reopen the door to a possible hike during the summer months, but once again, the U.K.’s vote to exit the European Union at the end of June 2016 dashed those hopes. Using three-month LIBOR (London Interbank Offered Rate) as a proxy, rates in the prime space bumped along near 0.60% for the entire first half of the year.

The amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury and government money market funds continued to operate much as they always did, with stable $1.00 net asset values. Meanwhile, tax-exempt and prime funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. This was one of the Securities and Exchange Commission’s main rule changes taking effect in 2016, and it is intended to help prevent runs on money market funds by making it clear to shareholders that the value of these institutional money market funds may fluctuate. In addition, money market fund boards of directors have discretion to impose either a liquidity fee of up to 2% on shareholder redemptions or a temporary suspension of redemptions (gate) if a fund’s weekly liquid assets fall below 30% of its total assets and the board determines that the fee or gate is in the best interest of the fund’s shareholders. Meanwhile, retail investors will continue to transact at a stable $1.00 NAV but may be subject to liquidity fees and redemption gates. (For more information, see our website’s Money Market Fund Regulatory Resource Center, accessed through the Institutional Cash Management tab.)

The highlight for money market funds during the reporting period was the full implementation of the Securities and Exchange Commission’s (SEC’s) new rules in October 2016, including floating net asset values on institutional funds, and liquidity fees and redemption gates on all non-government funds. April 2016 was a milestone of sorts with the first set of rule changes being implemented. The April rule changes included enhanced stress testing, aggregation of affiliated issuers for diversification purposes, requiring the issuers of asset-backed commercial paper to be treated as guarantors subject to the 10% guarantor limit, and enhanced portfolio disclosures on each fund’s website to provide greater transparency to investors.

Midyear, the focus shifted from the economy and the Fed, usually the most important driver of money market rates, to the implementation of the new SEC rules. While many expected assets to shift out of prime money market funds and into government money market funds (and other asset classes), no one knew when these shifts might occur and how large they would be. By the second quarter of 2016, portfolio managers were shortening weighted average maturities of prime money market funds and increasing liquidity to prepare for the asset shift. That trend accelerated through the summer, with investors shunning trades in securities with a maturity date longer than October 14, 2016. At the same time, the pace of rotation out of prime funds and into government funds increased.

In the weeks leading up to implementation day, the intentions of direct-purchase money market fund holders was still a mystery and their assets were consequently stubbornly sticky. In contrast, most sponsor- and intermediary-driven flows resulting from prime money market shareholders converting to government money market funds or prime fund liquidations, had already occurred or were well communicated as to timing and amount. Consequently, most institutional prime fund managers, including us, chose to be extremely liquid. By the end of September 2016, prime assets had declined from $1.3 trillion at the end of 2015 to $583 billion, or about a 55% decline, and yields on short-term securities rapidly adjusted higher as demand dried up.

Leading into implementation, we repositioned a large portion of our holdings into variable-rate demand notes because they offered two advantages over very short-term time deposits or repurchase agreements (repos): daily or weekly liquidity and a significant yield advantage over taxable securities due to the reform-related asset outflows from tax-exempt money market products. As assets stabilized toward the end of the reporting period, we were then able to take advantage of a steep yield curve by opportunistically buying floating-rate notes and longer-dated securities. The steep money market curve reflected not only the marketplace’s efforts to find equilibrium between much-reduced demand and supply but also a belief that focus could once again revert back to economic expectations. Indeed, the Fed raised rates again at its December 2016 FOMC meeting, targeting the federal funds rate to between 0.50% and 0.75%.

Performance highlights (unaudited)	Wells Fargo Cash Investment Money Market Fund	9

Strategic outlook

Now that we, as an industry, are past money market reform, a bit of normalcy is returning. With a new president seeming to promise fiscal stimulus to prod the economy into renewed growth, the Fed is likely to become a bigger influence this year than it has been in the recent past. The yield spread between government and prime securities is wide and widening. While demand from the increase in government money market funds as well as other factors, such as worries about the approaching U.S. debt ceiling, should keep a lid on government yields, the yield curve in the prime space should maintain its positive slope as the Fed maintains its intention to continue to raise the federal funds rate during 2017. As the yield differential increases, we might see a shift from government funds back to prime funds. In any case, we remain ever mindful of our investment philosophy and strategy of preservation of principal and liquidity and continue to emphasize high-credit and highly liquid securities in the portfolios.

10	Wells Fargo Cash Investment Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2016	Ending account value 1-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Administrator Class
Actual	$1,000.00	$1,002.20	$1.66	0.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.48	$1.68	0.33%
Institutional Class
Actual	$1,000.00	$1,002.86	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Select Class
Actual	$1,000.00	$1,003.21	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Service Class
Actual	$1,000.00	$1,001.45	$2.52	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2017	Wells Fargo Cash Investment Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 1.06%
FHLMC Series M021 Class A ±§	0.69%	6-15-2036	$20,545,000	$20,545,004

Total Agency Securities (Cost $20,545,000)				20,545,004

Certificates of Deposit: 17.81%
Banco del Estado de Chile	1.10	4-18-2017	10,000,000	10,003,320
Bank of Montreal	1.08	4-4-2017	15,000,000	15,009,118
Bank of Montreal	1.16	6-7-2017	10,000,000	10,002,610
Bank of Nova Scotia ±	1.31	5-11-2017	10,000,000	10,008,256
Bank of Nova Scotia ±	1.32	4-6-2017	20,000,000	20,015,427
Chiba Bank Limited	1.10	3-13-2017	30,000,000	30,004,241
Chiba Bank Limited	1.10	3-23-2017	20,000,000	20,001,958
Cooperatieve Centrale ±	1.14	7-10-2017	20,000,000	20,000,759
Credit Suisse (New York) ±	1.47	5-12-2017	11,000,000	11,010,545
Credit Suisse (New York) ±	1.47	7-10-2017	10,000,000	10,001,718
Erste Bank der Oesterreichischen Sparkassen AG ±144A	1.12	3-14-2017	30,000,000	30,011,228
HSBC Bank plc	0.60	2-1-2017	23,000,000	23,000,000
HSBC Bank plc ±144A	1.19	6-7-2017	12,000,000	12,003,886
KBC Bank	0.58	2-1-2017	12,000,000	12,000,000
Mizuho Bank Limited ±	1.52	3-7-2017	12,000,000	12,008,550
National Bank of Kuwait	0.58	2-1-2017	28,000,000	28,000,000
NBAD Americas NV	0.58	2-1-2017	28,000,000	28,000,000
Norinchukin Bank	0.90	2-15-2017	8,000,000	8,000,587
Sumitomo Mitsui Banking Corporation ±	1.42	4-18-2017	12,000,000	12,010,036
Svenska Handelsbanken NY ±	1.17	8-7-2017	14,000,000	14,001,900
Swedbank ±	1.12	5-22-2017	10,000,000	10,002,190

Total Certificates of Deposit (Cost $345,026,541)				345,096,329

Commercial Paper: 39.32%

Asset-Backed Commercial Paper: 21.80%
Alpine Securitization Limited 144A(z)	1.00	2-2-2017	6,000,000	5,999,889
Alpine Securitization Limited 144A(z)	1.02	2-10-2017	4,000,000	3,999,281
Alpine Securitization Limited 144A(z)	1.18	3-21-2017	9,000,000	8,989,644
Anglesea Funding LLC ±144A	1.00	6-30-2017	18,000,000	17,999,439
Antalis SA 144A(z)	0.85	2-13-2017	12,820,000	12,816,846
Antalis SA 144A(z)	1.00	2-2-2017	7,000,000	6,999,870
Antalis SA 144A(z)	1.15	4-7-2017	15,000,000	14,974,812
Atlantic Asset Securitization Corporation 144A(z)	1.05	3-6-2017	8,000,000	7,993,305
Barton Capital Corporation 144A(z)	0.95	3-8-2017	3,000,000	2,997,527
Barton Capital Corporation 144A(z)	0.97	3-9-2017	13,000,000	12,988,872
Cancara Asset Security Limited (z)	0.91	3-13-2017	3,000,000	2,997,210
Cedar Spring Capital Company 144A(z)	1.08	2-9-2017	9,000,000	8,998,076
Chesham Finance Limited 144A(z)	0.73	2-1-2017	20,000,000	20,000,000
Concord Minutemen Capital Company 144A(z)	0.85	2-9-2017	15,000,000	14,997,627
Concord Minutemen Capital Company 144A(z)	0.85	2-13-2017	15,000,000	14,996,310
Gotham Funding Corporation 144A(z)	0.94	3-8-2017	11,000,000	10,991,231
Kells Funding LLC 144A(z)	0.78	2-14-2017	10,000,000	9,997,422
Kells Funding LLC 144A(z)	0.79	2-21-2017	10,000,000	9,995,889
Kells Funding LLC 144A(z)	0.95	2-7-2017	9,000,000	8,998,995
Kells Funding LLC ±144A	1.22	5-2-2017	12,000,000	12,004,607

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Cash Investment Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Lexington Parker Capital Company LLC 144A(z)	1.15%	4-20-2017	$20,000,000	$19,956,883
LMA Amercias LLC 144A(z)	0.95	2-8-2017	12,000,000	11,998,353
LMA Americas LLC 144A(z)	1.05	3-7-2017	11,000,000	10,991,512
Manhattan Asset Funding Company LLC 144A(z)	0.94	3-3-2017	15,000,000	14,989,962
Matchpoint Finance plc 144A(z)	0.95	3-9-2017	9,000,000	8,991,873
Matchpoint Finance plc 144A(z)	1.02	3-7-2017	9,000,000	8,992,375
Mont Blanc Capital Corporation 144A(z)	0.90	3-27-2017	14,772,000	14,752,434
Nieuw Amsterdam Receivable 144A(z)	0.87	3-13-2017	15,000,000	14,986,050
Nieuw Amsterdam Receivable 144A(z)	0.88	2-3-2017	7,000,000	6,999,738
Regency Markets No.1 LLC 144A(z)	0.80	2-8-2017	15,000,000	14,997,941
Ridgefield Funding Company 144A(z)	1.07	4-3-2017	33,000,000	32,949,116
Starbird Funding Corporation 144A(z)	1.02	3-7-2017	9,000,000	8,992,375
Versailles Commercial Paper LLC ±144A	1.02	6-1-2017	24,000,000	24,000,000
Victory Receivables 144A(z)	0.94	3-3-2017	19,000,000	18,984,119

				422,319,583

Financial Company Commercial Paper: 17.07%
Banco de Credito e Inversiones 144A(z)	1.10	2-15-2017	8,000,000	7,996,494
Bank of Nova Scotia ±144A	1.21	8-4-2017	10,000,000	10,000,626
Barclays Bank plc 144A(z)	0.97	2-15-2017	15,000,000	14,994,417
BPCE 144A(z)	1.16	5-1-2017	16,000,000	15,958,862
Caisse Centrale Desjardins du Quebec 144A(z)	0.95	3-8-2017	16,000,000	15,986,000
Commonwealth Bank of Australia ±144A	1.17	8-4-2017	10,000,000	9,998,780
Commonwealth Bank of Australia ±144A	1.41	4-19-2017	18,000,000	18,018,732
DBS Bank Limited 144A(z)	1.04	4-4-2017	15,000,000	14,980,418
ING Funding LLC ±	1.22	5-30-2017	15,000,000	15,007,020
Macquarie Bank Limited 144A(z)	0.90	3-7-2017	10,000,000	9,992,029
Mitsubishi UFJ Trust & Banking Corporation (z)	1.10	4-21-2017	22,000,000	21,953,653
Nationwide Building Society 144A(z)	1.10	4-3-2017	33,000,000	32,946,767
Nationwide Buliding Society 144A(z)	0.90	2-2-2017	10,000,000	9,999,759
NV Bank Nederlandse Gemeenten 144A(z)	0.82	2-9-2017	40,000,000	39,993,671
Oversea-Chinese Banking Corporation 144A(z)	1.05	4-6-2017	7,000,000	6,990,044
Oversea-Chinese Banking Corporation 144A(z)	1.05	4-10-2017	13,000,000	12,979,766
Oversea-Chinese Banking Corporation ±144A	1.17	7-19-2017	20,000,000	20,000,078
Sumitomo Trust & Bankng Corporation 144A(z)	1.01	4-5-2017	23,000,000	22,967,237
United Overseas Bank Limited 144A(z)	0.93	2-9-2017	7,000,000	6,998,955
United Overseas Bank Limited 144A(z)	1.04	4-5-2017	10,000,000	9,986,630
United Overseas Bank Limited 144A(z)	1.05	4-24-2017	13,000,000	12,974,001

				330,723,939

Other Commercial Paper: 0.45%
Erste Abwicklungsanstalt 144A(z)	1.04	4-25-2017	8,750,000	8,732,772

Total Commercial Paper (Cost $761,661,085)				761,776,294

Municipal Obligations: 35.19%

Arizona: 0.67%

Other Municipal Debt: 0.67%
Arizona Agricultural Improvement & Power District Salt River Project Series D1 (Utilities Revenue) (z)	1.00	2-16-2017	13,000,000	12,994,397

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Cash Investment Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California: 2.88%

Variable Rate Demand Notes ø: 2.88%
California Tender Option Bond Trust Receipts/Certificates Palomar Pomerado Health Series XG0017 (GO Revenue, Bank of America NA LIQ) 144A	0.96%	8-1-2037	$6,850,000	$6,850,000
JPMorgan Chase PUTTER/DRIVER Trust Series 3841 (Transportation Revenue, Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.74	7-1-2024	24,910,000	24,910,000
RBC Municipal Products Incorporated Trust Water District Series E (Water & Sewer Revenue, Royal Bank of Canada LOC) 144A	0.80	4-5-2019	24,000,000	24,000,000

				55,760,000

Colorado: 5.24%

Variable Rate Demand Notes ø: 5.24%
Colorado HFA Catholic Health Initiatives (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.80	10-1-2037	3,800,000	3,800,000
Colorado HFA MFHR Class I Series A-1 (Housing Revenue, FHLB LIQ)	0.72	10-1-2036	11,930,000	11,930,000
Colorado HFA MFHR Class I Series A-1 (Housing Revenue, FHLB SPA)	0.75	10-1-2034	4,430,000	4,430,000
Colorado HFA MFHR Class I Series A-1 (Housing Revenue, FHLB SPA)	0.85	10-1-2033	9,000,000	9,000,000
Colorado HFA MFHR Class II Series B (Housing Revenue, FHLB SPA)	0.80	5-1-2052	40,000,000	40,000,000
Colorado Southern Ute Indian Tribe Reservation (Industrial Development Revenue)	0.71	11-1-2031	16,000,000	16,000,000
Colorado Southern Ute Indian Tribe Reservation (Miscellaneous Revenue)	0.80	1-1-2027	16,430,000	16,430,000

				101,590,000

Connecticut: 3.70%

Variable Rate Demand Note ø: 3.70%
Puttable Floating Option Taxable Series TNP-1013 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.30	4-15-2046	71,770,000	71,770,000

Georgia: 0.72%

Variable Rate Demand Note ø: 0.72%
Greene County GA Development Authority Reynolds Lodges Series A (Industrial Development Revenue, U.S. Bank NA LOC)	0.74	4-1-2027	13,900,000	13,900,000

Idaho: 0.74%

Variable Rate Demand Notes ø: 0.74%
Idaho HFA Series A3 Class II (Housing Revenue, Barclays Bank plc SPA)	0.85	7-1-2034	7,860,000	7,860,000
Idaho HFA Series A4 Class II (Housing Revenue, Barclays Bank plc LIQ)	0.85	1-1-2036	6,540,000	6,540,000

				14,400,000

Maine: 0.52%

Variable Rate Demand Note ø: 0.52%
Maine Housing Authority Mortgage Series D (Housing Revenue, Royal Bank of Canada SPA)	0.80	11-15-2039	10,000,000	10,000,000

Maryland: 3.38%

Variable Rate Demand Notes ø: 3.38%
Maryland CDA Housing & Community Residential Series B (Housing Revenue, TD Bank NA SPA)	0.70	9-1-2033	30,000,000	30,000,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Cash Investment Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Maryland CDA Housing & Community Residential Series F (Housing Revenue, State Street Bank & Trust Company SPA)	0.73%	9-1-2044	$24,555,000	$24,555,000
Maryland Industrial Development Financing Authority Occidental Pete Corporation (Industrial Development Revenue)	0.80	3-1-2030	11,000,000	11,000,000

				65,555,000

Michigan: 0.87%

Variable Rate Demand Notes ø: 0.87%
Michigan Housing Development Authority AMT Series C (Housing Revenue, JPMorgan Chase & Company SPA)	0.72	4-1-2042	3,000,000	3,000,000
Michigan Housing Development Authority AMT Series E (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.80	12-1-2038	13,835,000	13,835,000

				16,835,000

Nebraska: 0.56%

Variable Rate Demand Note ø: 0.56%
Nebraska Tender Option Bond Trust Receipts/Certificates Omaha Packaging Facilities Corporation Series SGT13 (Miscellaneous Revenue, Societe Generale LIQ) 144A	0.91	3-1-2033	10,795,000	10,795,000

New York: 8.47%

Variable Rate Demand Notes ø: 8.47%
JPMorgan Chase PUTTER/DRIVER Trust Series 5012 (Miscellaneous Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.67	11-1-2019	30,000,000	30,000,000
New York HFA 605 West 42nd Street Series B (Housing Revenue, Bank of China LOC)	1.13	5-1-2048	55,630,000	55,630,000
New York HFA Biltmore Tower Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.68	5-15-2034	12,000,000	12,000,000
New York HFA Manhattan West Residential Project Series B-1 (Housing Revenue, Bank of China LOC)	1.14	11-1-2049	5,000,000	5,000,000
New York HFA Manhattan West Residential Project Series B-2 (Housing Revenue, Bank of China LOC)	1.12	11-1-2049	3,000,000	3,000,000
New York Housing Finance Agency 222 East 44TH Street Series B (Housing Revenue, Bank of China LOC)	1.12	5-1-2050	25,000,000	25,000,000
New York Municipal Water Finance Authority Series T-30001-I (Water & Sewer Revenue, Citibank NA LIQ) 144A	0.79	6-15-2044	7,000,000	7,000,000
New York Taxable Trust Floater Series Yeshiva University (Education Revenue, Citibank NA LIQ) 144A	0.80	9-1-2024	17,500,000	17,500,000
RBC Municipal Products Incorporated Trust Series E-51 for Invesco Van Kampen New York Value Income Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A(i)	1.28	7-1-2017	7,000,000	7,000,000
Westchester County NY Healthcare Corporation Series D (Health Revenue, TD Bank NA LOC)	0.79	11-1-2034	2,000,000	2,000,000

				164,130,000

North Dakota: 0.94%

Variable Rate Demand Note ø: 0.94%
North Dakota HFA Mortgage Finance Program Series F (Housing Revenue, FHLB SPA)	0.75	1-1-2047	18,130,000	18,130,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Cash Investment Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Ohio: 1.33%

Variable Rate Demand Notes ø: 1.33%
Columbus OH Regional Airport Authority Flight Safety International Incorporated Project (Airport Revenue)	0.68%	4-1-2044	$6,000,000	$6,000,000
Middletown OH Hospital Facility Premier Health Partners Obligation Group Series A (Health Revenue, Barclays Bank plc LIQ) 144A	0.80	11-15-2045	15,000,000	15,000,000
Ohio HFA Residential Management Series J (Housing Revenue, JPMorgan Chase & Company SPA)	0.73	3-1-2036	4,875,000	4,875,000

				25,875,000

Oklahoma: 0.70%

Variable Rate Demand Note ø: 0.70%
RBC Municipal Products Incorporated Trust Series E-77 (Transportation Revenue, Royal Bank of Canada LOC) 144A	0.80	7-13-2017	13,495,000	13,495,000

Rhode Island: 1.14%

Variable Rate Demand Note ø: 1.14%
Providence RI St. Joseph Health Obligation (Health Care Providers & Services) ±	0.72	10-1-2047	22,000,000	22,000,000

South Carolina: 1.46%

Other Municipal Debt: 1.46%
South Carolina Public Service (Utilities Revenue)	0.84	2-3-2017	9,000,000	9,000,090
South Carolina Public Service (Utilities Revenue)	0.84	2-7-2017	10,000,000	10,000,116
South Carolina Public Service (Utilities Revenue)	0.84	2-21-2017	9,356,000	9,356,065

				28,356,271

Tennessee: 0.26%

Variable Rate Demand Note ø: 0.26%
Montgomery County TN Industrial Development Hankook Bonds Tire Manufacturing Project Series A (Industrial Development Revenue, Kookmin Bank LOC) 144A	1.10	12-1-2024	5,000,000	5,000,000

Texas: 0.26%

Variable Rate Demand Note ø: 0.26%
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project (Industrial Development Revenue)	0.69	6-1-2041	5,000,000	5,000,000

Utah: 0.88%

Variable Rate Demand Note ø: 0.88%
Utah Water Finance Agency Series B-1 (Water & Sewer Revenue, JPMorgan Chase & Company SPA)	0.69	10-1-2037	17,000,000	17,000,000

Wisconsin: 0.47%

Variable Rate Demand Note ø: 0.47%
Wisconsin Housing & EDA Series F (Housing Revenue, JPMorgan Chase & Company SPA)	0.78	5-1-2030	9,180,000	9,180,000

Total Municipal Obligations (Cost $681,765,583)				681,765,668

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Cash Investment Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Other: 0.41%
Nuveen California Dividend Advantage Municipal Fund Variable Rate Demand Preferred Shares Series 5 (Citibank NA LIQ) ±§144A	0.79%	8-1-2040	$8,000,000	$8,000,000

Total Other (Cost $8,000,000)				8,000,000

Other Notes: 3.44%

Corporate Bonds and Notes: 3.44%
ANZ New Zealand International Limited of London 144A	1.40	4-27-2017	5,728,000	5,732,056
Hartford Healthcare Corporation ±§	0.73	7-1-2049	14,000,000	14,000,000
Providence Health & Services ±§	0.73	10-1-2042	18,000,000	18,000,000
Racetrac Capital LLC ±§	0.73	9-1-2020	8,000,000	8,000,000
Smithsonian Institution ±§	0.77	9-1-2018	5,000,000	5,000,000
Steadfast Crestvilla LLC Series A ±§	0.75	2-1-2056	3,000,000	3,000,000
Steadfast Crestvilla LLC Series B ±§	0.75	2-1-2056	2,000,000	2,000,000
Suncorp Metway Limited ±144A	1.70	3-28-2017	11,000,000	11,007,085

Total Other Notes (Cost $66,738,719)				66,739,141

Repurchase Agreements: 2.43%
GX Clarke & Company, dated 1-31-2017, maturity value $47,000,914 ^^	0.70	2-1-2017	47,000,000	47,000,000

Total Repurchase Agreements (Cost $47,000,000)				47,000,000

Total investments in securities (Cost $1,930,736,928) *	99.66%	1,930,922,436
Other assets and liabilities, net	0.34	6,641,483

Total net assets	100.00%	$1,937,563,919

±	Variable rate investment. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(z)	Zero coupon security. The rate represents the current yield to maturity.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

^^	Collateralized by U.S. government securities, 3.00% to 6.00%, 5-1-2023 to 10-1-2046, fair value including accrued interest is $48,410,340.

*	Cost for federal income tax purposes is $1,930,736,928 and unrealized gains (losses) consists of:

Gross unrealized gains	$188,899
Gross unrealized losses	(3,391)

Net unrealized gains	$185,508

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2017	Wells Fargo Cash Investment Money Market Fund	17

Assets
Investments in unaffiliated securities, at value (cost $1,930,736,928)	$1,930,922,436
Receivable from broker	23,000,000
Receivable for investments sold	26,000,477
Receivable for Fund shares sold	634,050
Receivable for interest	1,187,473
Prepaid expenses and other assets	182,259

Total assets	1,981,926,695

Liabilities
Payable for investments purchased	20,002,126
Payable for Fund shares redeemed	781,066
Due to custodian bank	22,997,318
Management fee payable	133,499
Administration fees payable	109,917
Accrued expenses and other liabilities	338,850

Total liabilities	44,362,776

Total net assets	$1,937,563,919

NET ASSETS CONSIST OF
Paid-in capital	$1,939,643,967
Undistributed net investment income	5,935
Accumulated net realized losses on investments	(2,271,491)
Net unrealized gains on investments	185,508

Total net assets	$1,937,563,919

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Administrator Class	$118,548,198
Shares outstanding – Administrator Class[1]	118,498,631
Net asset value per share – Administrator Class	$1.0004
Net assets – Institutional Class	$756,217,568
Shares outstanding – Institutional Class[1]	755,881,530
Net asset value per share – Institutional Class	$1.0004
Net assets – Select Class	$873,166,542
Shares outstanding – Select Class[1]	872,795,907
Net asset value per share – Select Class	$1.0004
Net assets – Service Class	$189,631,611
Shares outstanding – Service Class[1]	189,533,531
Net asset value per share – Service Class	$1.0005

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Cash Investment Money Market Fund	Statement of operations—year ended January 31, 2017

Investment income
Interest	$42,333,742

Expenses
Management fee	10,650,499
Administration fees
Administrator Class	205,040
Institutional Class	2,591,169
Select Class	1,302,062
Service Class	816,144
Shareholder servicing fees
Administrator Class	205,040
Service Class	1,699,647
Custody and accounting fees	445,070
Professional fees	42,116
Registration fees	36,681
Shareholder report expenses	34,891
Trustees’ fees and expenses	11,756
Other fees and expenses	137,374

Total expenses	18,177,489
Less: Fee waivers and/or expense reimbursements	(3,392,672)

Net expenses	14,784,817

Net investment income	27,548,925

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	11,508
Net change in unrealized gains (losses) on investments	185,508

Net realized and unrealized gains (losses) on investments	197,016

Net increase in net assets resulting from operations	$27,745,941

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Cash Investment Money Market Fund	19

	Year ended January 31, 2017		Year ended January 31, 2016

Operations
Net investment income		$27,548,925		$13,841,135
Net realized gains on investments		11,508		10,433
Net change in unrealized gains (losses) on investments		185,508		0

Net increase in net assets resulting from operations		27,745,941		13,851,568

Distributions to shareholders from
Net investment income
Administrator Class		(540,997)		(91,605)
Institutional Class		(12,049,723)		(4,409,426)
Select Class		(14,446,130)		(9,195,148)
Service Class		(510,333)		(144,956)

Total distributions to shareholders		(27,547,183)		(13,841,135)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	381,529,877	381,550,428	645,846,405	645,846,405
Institutional Class	14,830,401,000	14,830,752,281	27,914,859,441	27,914,859,441
Select Class	38,831,892,502	38,832,055,838	72,307,425,692	72,307,425,692
Service Class	2,792,738,152	2,792,906,014	5,421,993,054	5,421,993,054

		56,837,264,561		106,290,124,592

Reinvestment of distributions
Administrator Class	440,268	440,327	67,458	67,458
Institutional Class	8,689,256	8,689,862	2,435,991	2,435,991
Select Class	11,765,023	11,765,707	7,672,917	7,672,917
Service Class	326,656	326,731	67,355	67,355

		21,222,627		10,243,721

Payment for shares redeemed
Administrator Class	(560,835,735)	(560,853,047)	(744,857,486)	(744,857,486)
Institutional Class	(19,109,952,121)	(19,110,543,296)	(27,210,565,293)	(27,210,565,293)
Select Class	(43,566,130,581)	(43,566,338,024)	(72,609,180,413)	(72,609,180,413)
Service Class	(3,840,448,957)	(3,840,626,360)	(5,623,383,040)	(5,623,383,040)

		(67,078,360,727)		(106,187,986,232)

Net increase (decrease) in net assets resulting from capital share transactions		(10,219,873,539)		112,382,081

Total increase (decrease) in net assets		(10,219,674,781)		112,392,514

Net assets
Beginning of period		12,157,238,700		12,044,846,186

End of period		$1,937,563,919		$12,157,238,700

Undistributed (overdistributed) net investment income		$5,935		$(125)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Cash Investment Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0029	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0004	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0033	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0029)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0004	$1.00	$1.00	$1.00	$1.00
Total return	0.33%	0.03%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.35%	0.35%	0.35%	0.34%
Net expenses	0.33%	0.26%	0.19%	0.22%	0.26%
Net investment income	0.26%	0.03%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$118,548	$297,396	$396,339	$493,087	$549,744

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Cash Investment Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0043	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0003	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0046	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0042)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0004	$1.00	$1.00	$1.00	$1.00
Total return	0.46%	0.09%	0.01%	0.03%	0.07%
Ratios to average net assets (annualized)
Gross expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Net expenses	0.20%	0.20%	0.19%	0.20%	0.20%
Net investment income	0.37%	0.10%	0.01%	0.03%	0.07%
Supplemental data
Net assets, end of period (000s omitted)	$756,218	$5,027,125	$4,320,392	$5,127,034	$7,186,632

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Cash Investment Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0049	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0004	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0053	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0049)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0004	$1.00	$1.00	$1.00	$1.00
Total return	0.53%	0.16%	0.07%	0.10%	0.14%
Ratios to average net assets (annualized)
Gross expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Net expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	0.44%	0.16%	0.07%	0.10%	0.14%
Supplemental data
Net assets, end of period (000s omitted)	$873,167	$5,595,704	$5,889,779	$7,650,810	$6,407,032

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Cash Investment Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0011	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0006	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0017	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0012)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0005	$1.00	$1.00	$1.00	$1.00
Total return	0.17%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net expenses	0.50%	0.28%	0.19%	0.22%	0.26%
Net investment income	0.08%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$189,632	$1,237,014	$1,438,336	$1,448,713	$1,594,389

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Cash Investment Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Cash Investment Money Market Fund (the “Fund”) which is a diversified series of the Trust.

During the year, the amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury, government and retail money market funds continued to operate with stable $1.00 net asset values. Meanwhile, tax-exempt and prime money market funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. In addition, money market fund boards of directors have the discretion to impose liquidity fees or redemption gates on all non-government funds. As a result of the changes due to money market reform, the institutional prime and municipal money market funds may have been subject to significant flows in shareholder activity as assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadvisers. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to- market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Notes to financial statements	Wells Fargo Cash Investment Money Market Fund	25

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income
$(4,318)	$4,318

As of January 31, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $2,271,491 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value

26	Wells Fargo Cash Investment Money Market Fund	Notes to financial statements

hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$20,545,004	$0	$20,545,004

Certificates of deposit	0	345,096,329	0	345,096,329

Commercial paper	0	761,776,294	0	761,776,294

Municipal obligations	0	681,765,668	0	681,765,668

Other	0	8,000,000	0	8,000,000

Other notes	0	66,739,141	0	66,739,141
Repurchase agreements	0	47,000,000	0	47,000,000
Total assets	$0	$1,930,922,436	$0	$1,930,922,436

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At January 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2017, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A., an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from WellsCap at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo Cash Investment Money Market Fund	27

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Select Class	0.04
Service Class	0.12

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 13, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.13% for Select Class shares, and 0.50% for Service Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2017, Funds Management voluntarily waived additional class specific expenses to maintain a positive yield.

During the year ended January 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $1,742 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,279 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents. Administrator Class and Service Class of the Fund are each charged a fee at an annual rate of 0.10% and 0.25%, respectively, of their average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $27,547,183 and $13,841,135 of ordinary income for the years ended January 31, 2017 and January 31, 2016, respectively.

As of January 31, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$185,508	$(2,271,491)

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

28	Wells Fargo Cash Investment Money Market Fund	Notes to financial statements

8. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Cash Investment Money Market Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Cash Investment Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Cash Investment Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

30	Wells Fargo Cash Investment Money Market Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2017, $20,706,617 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Cash Investment Money Market Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Cash Investment Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Cash Investment Money Market Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

301448 03-17 A302/AR302 01-17

Annual Report

January 31, 2017

Government Money Market Funds

∎	Wells Fargo Government Money Market Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Government Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Government Money Market Fund for the 12-month period that ended January 31, 2017. The U.S. economy displayed resilience during the period although growth remained somewhat sluggish. International economies generally faced deeper ongoing challenges. Despite heightened market volatility, global stocks delivered strong results overall. U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

In February–March 2016, fears about global economic weakness prevailed and then abated.

As the reporting period began, most stock markets worldwide were in the midst of a decline fueled by concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and effect of interest-rate increases by the U.S. Federal Reserve (Fed). In mid-February, fears abated somewhat and global markets generally rallied. Meanwhile, bond investors’ fears about falling commodity prices, a slowing Chinese economy, weakness in European banks, and market volatility also lessened, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. With ongoing uncertainties about global growth and financial markets, the Fed held off from raising the target interest rate. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies, many of these countries’ economies faced the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Government Money Market Fund	3

growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, more refinery production ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. After bottoming in early July, yields began to rise again as market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

4	Wells Fargo Government Money Market Fund	Letter to shareholders (unaudited)

Investor optimism continued into January 2017.

January brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve a large fiscal stimulus package.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Government Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®

Jeffrey L. Weaver, CFA®

Laurie White

Average annual total returns (%) as of January 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class A (WFGXX)	11-8-1999	0.01	0.01	0.60	0.61	0.61
Administrator Class (WGAXX)	7-31-2003	0.10	0.03	0.66	0.34	0.34
Institutional Class (GVIXX)	7-28-2003	0.24	0.06	0.72	0.22	0.20
Select Class (WFFXX)	6-30-2015	0.30	0.07	0.73	0.18	0.16
Service Class (NWGXX)	11-16-1987	0.02	0.01	0.62	0.51	0.50
Sweep Class	6-30-2010	0.01	0.01	0.62	0.77	0.77

Yield summary (%) as of January 31, 20173

	Class A	Administrator Class	Institutional Class	Select Class	Service Class	Sweep Class
7-day current yield	0.01	0.29	0.40	0.46	0.11	0.01
7-day compound yield	0.01	0.29	0.41	0.47	0.11	0.01
30-day simple yield	0.01	0.27	0.40	0.46	0.10	0.01
30-day compound yield	0.01	0.27	0.40	0.46	0.10	0.01

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge.

For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Government Money Market Fund	7

Portfolio composition as of January 31, 2017[4]

Effective maturity distribution as of January 31, 2017[4]

Weighted average maturity as of January 31, 2017[5]
42 days

Weighted average life as of January 31, 2017[6]
100 days

[1]	Historical performance shown for the Select Class shares prior to their inception reflects the performance of Institutional Class shares, and has not been adjusted to reflect the higher expenses applicable to Institutional Class shares. If these expenses had been adjusted, returns would be higher. Historical performance shown for Sweep Class shares prior to their inception reflects the performance of Service Class shares, and has not been adjusted to reflect the higher expenses applicable to Sweep Class shares. If these expenses had been adjusted, returns would be lower.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 13, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.65% for Class A, 0.35% for Administrator Class, 0.20% for Institutional Class, 0.16% for Select Class, 0.50% for Service Class, and 1.00% for the Sweep Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.00%, 0.27%, 0.39% 0.43%, 0.10% and (0.16)% for Class A, Administrator Class, Institutional Class, Select Class, Service Class, and Sweep Class, respectively.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.WAM is subject to change and may have changed since the date specified.

[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[7]	The Bank of New York (BNY) Mellon Treasury Tri-Party Repo Index reflects the daily average of the interest rates negotiated between buyers and sellers for repurchase transactions involving particular collateral types where BNY Mellon acts as agent and intermediary for the buyer and seller. This index specifically reflects the interest rate for repurchase agreement transactions collateralized by U.S. Treasuries excluding Separate Trading of Registered Interest and Principal of Securities. You cannot invest directly in an index.

8	Wells Fargo Government Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

The majority of the Fund’s fiscal year that ended January 31, 2017, was characterized by steady interest rates that were higher than the near-zero rates prevailing for the several preceding years but still low by historical standards. Rates were higher in the last one and a half months of the period due to an increase of 0.25% in the federal funds rate by the U.S. Federal Reserve (Fed) on December 14, 2016, to a new target range between 0.50% and 0.75%. Interest rates on all categories of government money market securities moved higher shortly before the Fed’s move and generally maintained those levels after the official increase. This past year also saw the full implementation of amendments to Rule 2a-7, which governs money market funds, by October 14, 2016. U.S. Treasury and government money market funds continued to operate much as they always did, with stable $1.00 net asset values.

That action by the Fed came almost exactly one year after its previous interest-rate hike of 0.25% on December 16, 2015. At that time, after seven years with the federal funds rate set near zero, the Fed’s projections showed further gradual interest-rate increases throughout 2016. Economic developments, including international ones, led the Fed to delay those plans for higher interest rates, and it ultimately was able to produce the lone December 2016 hike.

Three-month Treasury bill (T-bill) yields averaged 30 basis points (bps; 100 bps equals 1.00%) during the first 10.5 months of the reporting period, preceding the Fed’s interest-rate hike. In the last 1.5 months of the reporting period, after the Fed hike, 3-month T-bills yielded an average of 50 bps. For the entire year that ended January 31, 2017, 3-month T-bill yields averaged 33 bps, compared with 6 bps in the preceding 12-month period.

Although the increase in T-bill yields from year to year roughly matched the Fed’s moves, there were several underlying factors affecting interest rates that tended to offset each other over the year. Changes in the Securities and Exchange Commission’s rules regarding money market funds (MMFs) that became effective in October 2016 resulted in approximately $1 trillion of money moving from prime MMFs to U.S. government MMFs in the second half of 2016, adding to the demand for government securities, including T-bills. On the other hand, the U.S. Treasury increased the supply of T-bills by $284 billion in the year that ended January 31, 2017, partially offsetting the increased demand.

The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s interest-rate hike. Overnight repo rates, as measured by the BNY Mellon Treasury Tri-Party Repo Index,7 averaged 29 bps in the first 10.5 months of the reporting period, before the Fed’s interest-rate hike, then rose to 51 bps on average over the balance of the reporting period that ended January 31, 2017. Overall, the average repo yield for the fiscal year that ended January 31, 2017, was 32 bps, compared with 10 bps in the prior 12-month period.

Similarly, yields on government-sponsored enterprise (GSE) discount notes were modestly higher throughout the year, before moving notably higher as the Fed’s interest-rate increase approached. Average GSE discount note yields for 3-, 6-, and 12-month tenors were 13 bps, 21 bps, and 26 bps, respectively, in the prior reporting period. The yields moved to averages of 34 bps, 42 bps, and 60 bps, respectively, over the next approximately 10.5 months, before the Fed’s December 14, 2016, interest-rate hike, and then to 52 bps, 56 bps, and 78 bps, respectively, over the remainder of the 12-month term that ended January 31, 2017. Overall, for the fiscal year that ended January 31, 2017, the discount note yield averages were 36 bps, 44 bps, and 62 bps, respectively, for 3-, 6-, and 12-month tenors.

Our portfolio strategy continued to emphasize maintaining both a stable $1.00 net asset value and adequate liquidity to meet shareholder redemptions. Accordingly, we invested in T-bills, U.S. Treasury notes, GSE discount notes and other securities, and repos collateralized by Treasury securities and GSE obligations.

Strategic outlook

In spite of having recently raised the federal funds rate, the Fed projects that it will continue to raise rates throughout the coming year. A year ago, the situation was nearly identical, but the Fed was able to raise rates only once near the end of the year, which may cast doubt on its projections for this year. The economy has continued its solid, if unspectacular, performance, with a stronger labor market and very gradually rising, but still below target, inflation. The Fed has signaled that it will continue to proceed cautiously, weighing incoming economic data and other factors and modifying its interest-rate path accordingly. Added to the usual uncertainty this year are the changes in U.S. leadership resulting from the November 2016 election, with a Republican sweep of the presidency and both houses of Congress suggesting possible significant changes in economic policy. It’s possible that changes in fiscal policy could in turn affect the Fed’s interest-rate decisions. In the face of this heightened uncertainty, we believe that our investment strategy, with its focus on capital preservation and liquidity, will enable the Fund to continue to meet its objectives.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Government Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2016	Ending account value 1-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.05	$2.26	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29	0.45%
Administrator Class
Actual	$1,000.00	$1,000.80	$1.50	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.64	$1.51	0.30%
Institutional Class
Actual	$1,000.00	$1,001.48	$0.83	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.31	$0.83	0.16%
Select Class
Actual	$1,000.00	$1,001.79	$0.53	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.61	$0.54	0.11%
Service Class
Actual	$1,000.00	$1,000.14	$2.17	0.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	$2.19	0.43%
Sweep Class
Actual	$1,000.00	$1,000.05	$2.08	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.05	$2.11	0.41%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt: 43.36%
FFCB (z)	0.40%	2-1-2017	$25,000,000	$25,000,000
FFCB (z)	0.46	2-15-2017	20,000,000	19,996,422
FFCB (z)	0.46	2-16-2017	50,000,000	49,990,417
FFCB (z)	0.46	2-2-2017	15,000,000	14,999,808
FFCB (z)	0.47	2-23-2017	35,000,000	34,989,947
FFCB (z)	0.50	3-6-2017	20,000,000	19,990,833
FFCB (z)	0.51	3-30-2017	35,000,000	34,971,738
FFCB (z)	0.51	4-13-2017	155,000,000	154,843,504
FFCB (z)	0.52	5-9-2017	100,000,000	99,859,889
FFCB (z)	0.52	4-28-2017	50,000,000	49,937,889
FFCB (z)	0.54	2-3-2017	50,000,000	49,998,500
FFCB (z)	0.55	5-18-2017	250,000,000	249,595,139
FFCB (z)	0.55	5-17-2017	5,000,000	4,991,979
FFCB (z)	0.56	3-8-2017	25,000,000	24,986,389
FFCB (z)	0.56	3-10-2017	25,000,000	24,985,611
FFCB (z)	0.56	5-10-2017	40,000,000	39,938,750
FFCB (z)	0.59	5-31-2017	90,000,000	89,824,475
FFCB (z)	0.59	6-5-2017	45,000,000	44,908,550
FFCB (z)	0.59	6-7-2017	50,000,000	49,896,750
FFCB (z)	0.59	4-3-2017	25,000,000	24,975,007
FFCB (z)	0.60	6-12-2017	25,000,000	24,945,417
FFCB (z)	0.60	6-9-2017	40,000,000	39,914,667
FFCB (z)	0.60	6-13-2017	50,000,000	49,890,000
FFCB (z)	0.61	4-4-2017	50,000,000	49,947,473
FFCB (z)	0.62	7-5-2017	55,000,000	54,854,128
FFCB	0.63	4-28-2017	10,000,000	10,002,363
FFCB	0.65	5-8-2017	8,000,000	8,000,876
FFCB (z)	0.65	5-4-2017	150,000,000	149,752,111
FFCB (z)	0.67	3-24-2017	100,000,000	99,905,083
FFCB ±	0.67	1-11-2018	150,000,000	150,000,000
FFCB (z)	0.69	8-16-2017	50,000,000	49,812,167
FFCB	0.70	2-23-2017	16,074,000	16,074,067
FFCB ±	0.74	9-11-2017	175,000,000	174,997,844
FFCB ±	0.74	10-30-2017	25,000,000	24,999,437
FFCB ±	0.75	4-16-2018	68,000,000	67,998,619
FFCB ±	0.75	11-14-2018	27,550,000	27,551,593
FFCB ±	0.76	5-25-2017	5,000,000	5,001,926
FFCB ±	0.76	8-25-2017	200,000,000	199,988,756
FFCB ±	0.76	9-25-2017	80,000,000	79,991,269
FFCB ±	0.76	6-1-2018	25,000,000	24,998,615
FFCB ±	0.76	7-10-2018	200,000,000	199,970,649
FFCB ±	0.78	2-23-2017	100,000,000	99,998,776
FFCB ±	0.79	11-27-2017	5,120,000	5,119,166
FFCB ±	0.79	10-3-2018	75,000,000	75,006,751
FFCB ±	0.80	5-8-2017	14,500,000	14,506,669
FFCB ±	0.80	3-29-2017	35,000,000	35,002,467
FFCB ±	0.80	5-15-2017	50,000,000	50,003,980
FFCB ±	0.80	7-14-2017	100,000,000	100,004,794
FFCB ±	0.80	7-26-2017	35,000,000	34,998,285
FFCB ±	0.80	12-8-2017	35,000,000	34,989,526

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)
FFCB ±	0.80%	7-25-2017	$84,000,000	$84,013,317
FFCB ±	0.80	8-22-2018	250,000,000	249,983,680
FFCB ±	0.80	2-26-2018	137,735,000	137,568,981
FFCB ±	0.81	3-22-2018	21,115,000	21,130,980
FFCB ±	0.81	9-15-2017	150,000,000	149,991,766
FFCB ±	0.81	4-9-2018	9,505,000	9,504,508
FFCB (z)	0.82	9-11-2017	50,000,000	49,750,250
FFCB ±	0.82	4-16-2018	7,830,000	7,836,512
FFCB ±	0.82	11-15-2018	250,000,000	249,991,012
FFCB ±	0.82	4-17-2017	11,500,000	11,500,989
FFCB ±	0.82	1-3-2019	50,000,000	50,000,000
FFCB ±	0.84	2-8-2017	100,000,000	100,000,000
FFCB ±	0.84	1-8-2019	125,000,000	125,000,000
FFCB ±	0.84	11-29-2018	100,000,000	99,990,813
FFCB ±	0.84	2-16-2018	150,000,000	149,996,852
FFCB ±	0.85	10-11-2018	375,000,000	374,966,910
FFCB (z)	0.86	10-30-2017	50,000,000	49,680,069
FFCB ±	0.86	9-19-2018	300,000,000	299,985,231
FFCB ±	0.86	10-19-2018	150,000,000	150,000,000
FFCB ±	0.87	1-29-2018	150,000,000	149,978,751
FFCB ±	0.87	10-3-2018	249,000,000	248,976,351
FFCB ±	0.87	9-6-2018	175,000,000	175,000,000
FFCB ±	0.88	5-25-2018	50,000,000	49,997,497
FFCB ±	0.88	6-19-2017	200,000,000	199,995,903
FFCB ±	0.89	5-4-2018	250,000,000	249,990,703
FFCB ±	0.90	6-20-2018	150,000,000	150,000,000
FFCB ±	0.90	7-19-2018	50,000,000	50,037,239
FFCB ±	0.90	12-4-2017	100,000,000	100,000,000
FFCB (z)	0.91	10-12-2017	50,000,000	49,683,750
FFCB ±	0.91	8-1-2018	69,000,000	69,005,268
FFCB ±	0.92	7-21-2017	40,000,000	39,999,971
FFCB ±	0.93	10-10-2017	100,000,000	99,970,373
FFCB ±	0.93	3-26-2018	20,220,000	20,248,464
FFCB ±	0.96	8-8-2018	40,000,000	40,030,675
FFCB ±	0.98	4-9-2018	25,000,000	25,007,893
FFCB ±	1.00	4-23-2018	100,000,000	100,025,245
FFCB	1.13	9-22-2017	10,000,000	10,016,072
FFCB	5.05	3-8-2017	10,000,000	10,044,907
FHLB (z)	0.43	2-3-2017	450,000,000	449,989,250
FHLB (z)	0.45	2-6-2017	100,000,000	99,993,750
FHLB (z)	0.46	3-29-2017	50,000,000	49,964,222
FHLB (z)	0.46	3-24-2017	348,500,000	348,271,423
FHLB (z)	0.47	2-8-2017	429,200,000	429,160,848
FHLB ±	0.48	8-3-2017	470,000,000	469,892,556
FHLB (z)	0.48	2-17-2017	485,000,000	484,897,267
FHLB (z)	0.48	2-2-2017	350,000,000	349,995,361
FHLB (z)	0.48	2-10-2017	303,000,000	302,963,648
FHLB (z)	0.50	2-16-2017	100,000,000	99,979,375
FHLB (z)	0.50	2-22-2017	414,700,000	414,579,163
FHLB (z)	0.50	4-21-2017	108,666,000	108,546,769

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)
FHLB (z)	0.51%	2-24-2017	$500,000,000	$499,837,946
FHLB (z)	0.51	3-22-2017	30,000,000	29,979,175
FHLB (z)	0.51	3-1-2017	128,000,000	127,949,113
FHLB (z)	0.51	2-15-2017	586,450,000	586,332,856
FHLB (z)	0.52	2-28-2017	75,000,000	74,971,031
FHLB (z)	0.52	4-5-2017	200,000,000	199,816,775
FHLB (z)	0.53	3-8-2017	500,000,000	499,744,695
FHLB (z)	0.53	3-13-2017	197,150,000	197,034,996
FHLB (z)	0.53	3-3-2017	350,000,000	349,846,208
FHLB (z)	0.53	3-17-2017	230,000,000	229,851,744
FHLB (z)	0.53	5-5-2017	30,000,000	29,959,003
FHLB (z)	0.53	2-13-2017	50,000,000	49,991,167
FHLB (z)	0.53	2-27-2017	100,000,000	99,961,722
FHLB (z)	0.54	2-21-2017	155,000,000	154,953,930
FHLB (z)	0.54	3-15-2017	250,000,000	249,841,917
FHLB (z)	0.55	3-31-2017	150,000,000	149,868,292
FHLB (z)	0.55	3-10-2017	742,900,000	742,481,919
FHLB (z)	0.55	4-28-2017	185,000,000	184,757,373
FHLB (z)	0.57	5-10-2017	50,000,000	49,923,233
FHLB	0.57	2-24-2017	10,000,000	10,000,881
FHLB	0.57	4-21-2017	100,000,000	99,989,571
FHLB (z)	0.58	3-16-2017	100,000,000	99,931,319
FHLB	0.58	4-25-2017	70,000,000	69,993,113
FHLB	0.60	5-19-2017	100,000,000	99,992,396
FHLB (z)	0.61	5-12-2017	156,000,000	155,737,805
FHLB	0.63	5-30-2017	56,000,000	56,000,187
FHLB (z)	0.63	6-2-2017	25,000,000	24,947,651
FHLB (z)	0.63	6-7-2017	100,000,000	99,781,250
FHLB (z)	0.63	5-31-2017	150,000,000	149,688,121
FHLB ±	0.63	7-14-2017	500,000,000	500,000,000
FHLB (z)	0.64	5-19-2017	100,000,000	99,811,264
FHLB ±	0.64	8-18-2017	100,000,000	100,000,000
FHLB (z)	0.64	7-21-2017	100,000,000	99,698,250
FHLB (z)	0.64	7-26-2017	300,000,000	299,068,125
FHLB (z)	0.64	7-28-2017	129,500,000	129,093,055
FHLB (z)	0.64	5-17-2017	100,000,000	99,813,334
FHLB ±	0.64	10-10-2017	400,000,000	400,000,000
FHLB (z)	0.65	8-2-2017	176,000,000	175,423,424
FHLB (z)	0.65	5-23-2017	50,000,000	49,899,792
FHLB (z)	0.66	6-21-2017	50,000,000	49,871,667
FHLB (z)	0.68	6-15-2017	50,000,000	49,873,444
FHLB ±	0.69	11-2-2018	91,400,000	91,342,509
FHLB ±	0.71	9-6-2017	100,000,000	100,000,000
FHLB ±	0.71	11-22-2017	64,500,000	64,497,468
FHLB ±	0.72	7-12-2018	200,000,000	200,074,308
FHLB ±	0.73	4-12-2018	150,000,000	150,000,000
FHLB ±	0.74	8-17-2017	150,000,000	150,000,000
FHLB ±	0.74	3-8-2018	100,000,000	99,998,559
FHLB ±	0.75	2-7-2017	150,000,000	149,999,502
FHLB	0.75	9-8-2017	75,000,000	74,972,780

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)
FHLB	0.75%	11-16-2017	$72,050,000	$71,976,103
FHLB ±	0.75	2-14-2017	135,000,000	134,998,705
FHLB (z)	0.75	10-18-2017	300,000,000	298,381,250
FHLB ±	0.76	6-25-2018	70,000,000	69,961,396
FHLB ±	0.77	3-17-2017	50,000,000	49,999,695
FHLB ±	0.77	2-26-2018	50,000,000	50,000,000
FHLB ±	0.77	2-17-2017	63,250,000	63,248,680
FHLB ±	0.77	2-17-2017	32,000,000	31,998,924
FHLB ±	0.77	2-5-2018	30,000,000	30,000,000
FHLB ±	0.77	6-1-2018	70,000,000	70,000,000
FHLB ±	0.77	6-1-2018	335,000,000	334,997,712
FHLB ±	0.79	8-22-2017	100,000,000	100,000,000
FHLB ±	0.79	6-12-2018	250,000,000	249,982,878
FHLB ±	0.79	5-1-2017	100,000,000	100,000,000
FHLB ±	0.79	11-6-2017	14,400,000	14,399,513
FHLB ±	0.79	11-10-2017	100,000,000	100,000,000
FHLB ±	0.82	2-8-2017	50,000,000	49,999,954
FHLB ±	0.83	6-28-2017	15,000,000	15,001,277
FHLB ±	0.83	2-10-2017	50,000,000	49,999,938
FHLB ±	0.83	3-16-2017	20,000,000	20,006,708
FHLB ±	0.83	1-18-2019	300,000,000	300,024,854
FHLB (z)	0.85	9-20-2017	100,000,000	99,461,000
FHLB ±	0.85	8-9-2017	62,270,000	62,367,016
FHLB ±	0.85	8-25-2017	21,000,000	20,991,330
FHLB ±	0.86	8-1-2017	50,000,000	50,076,251
FHLB	0.88	3-10-2017	50,570,000	50,587,557
FHLB ±	0.88	10-5-2018	50,000,000	49,998,577
FHLB ±	0.88	8-21-2017	66,200,000	66,308,235
FHLB ±	0.88	12-7-2017	100,000,000	100,000,000
FHLB ±	0.90	4-28-2017	150,000,000	150,000,000
FHLB ±	0.90	8-28-2017	21,000,000	21,034,707
FHLB ±	0.91	9-1-2017	25,000,000	25,042,886
FHLB ±	0.93	9-11-2017	25,000,000	24,999,235
FHLB ±	0.94	9-11-2017	70,500,000	70,495,283
FHLB ±	0.96	10-27-2017	50,000,000	49,997,389
FHLB ±	0.97	10-25-2017	80,000,000	80,000,000
FHLB	1.13	6-9-2017	4,000,000	4,006,830
FHLB	5.00	11-17-2017	72,935,000	75,276,255
FHLMC (z)	0.37	2-14-2017	50,000,000	49,993,319
FHLMC (z)	0.42	2-1-2017	237,920,000	237,920,000
FHLMC (z)	0.50	4-24-2017	100,000,000	99,886,111
FHLMC (z)	0.50	4-25-2017	100,000,000	99,884,722
FHLMC (z)	0.50	5-16-2017	300,000,000	299,566,668
FHLMC	0.75	7-14-2017	235,725,000	235,814,699
FHLMC ±	0.78	4-20-2017	100,000,000	99,996,732
FHLMC ±	0.82	4-27-2017	150,000,000	149,992,888
FHLMC ±	0.85	10-15-2045	19,113,050	19,113,050
FHLMC	0.88	2-22-2017	139,405,000	139,434,383
FHLMC	0.90	9-15-2017	35,000,000	35,040,778
FHLMC ±	0.91	7-21-2017	150,000,000	149,992,808

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)
FHLMC ±	0.91%	12-21-2017	$50,000,000	$50,000,000
FHLMC ±	0.98	1-8-2018	150,000,000	150,000,000
FHLMC	1.00	3-8-2017	627,674,000	627,964,561
FHLMC	1.00	6-29-2017	33,300,000	33,355,494
FHLMC	1.00	7-25-2017	5,175,000	5,182,383
FHLMC	1.00	7-28-2017	34,456,000	34,510,106
FHLMC	1.00	9-27-2017	50,237,000	50,265,637
FHLMC	1.25	5-12-2017	67,520,000	67,643,187
FHLMC	5.00	2-16-2017	30,025,000	30,079,852
FHLMC	5.13	11-17-2017	20,051,000	20,714,652
FNMA (z)	0.41	2-1-2017	100,000,000	100,000,000
FNMA (z)	0.66	6-1-2017	25,000,000	24,945,156
FNMA	0.75	3-14-2017	275,000,000	275,052,907
FNMA	0.75	4-20-2017	347,163,000	347,268,137
FNMA ±	0.78	9-8-2017	100,000,000	99,993,939
FNMA ±	0.78	10-5-2017	130,000,000	129,986,623
FNMA ±	0.80	7-20-2017	50,000,000	49,998,810
FNMA	0.88	8-28-2017	70,121,000	70,155,400
FNMA	0.88	12-20-2017	300,000,000	299,867,168
FNMA ±	0.94	3-21-2018	150,000,000	150,006,961
FNMA ±	0.98	1-11-2018	175,000,000	175,000,000
FNMA	1.00	9-20-2017	10,700,000	10,708,602
FNMA	1.00	9-27-2017	81,510,000	81,582,386
FNMA	1.05	9-5-2017	13,610,000	13,629,092
FNMA	1.13	4-27-2017	406,133,000	406,591,913
FNMA	5.00	2-13-2017	20,700,000	20,730,339
FNMA	5.00	5-11-2017	234,501,000	237,313,457
FNMA	5.38	6-12-2017	213,460,000	217,109,342
National Credit Union Administration Guaranteed Notes Program Series A3	2.35	6-12-2017	60,341,000	60,700,529
Overseas Private Investment Corporation ±§	0.65	10-15-2032	26,007,692	26,007,692
Overseas Private Investment Corporation ±§	0.65	6-15-2034	20,810,684	20,810,684
Overseas Private Investment Corporation ±§	0.66	4-30-2026	23,500,000	23,500,000
Overseas Private Investment Corporation ±§	0.66	9-2-2031	11,755,000	11,755,000
Overseas Private Investment Corporation ±§	0.66	9-30-2031	12,202,160	12,202,160
Overseas Private Investment Corporation ±§	0.66	5-15-2033	5,747,781	5,747,781
Overseas Private Investment Corporation ±§	0.67	8-15-2019	22,000,000	22,000,001
Overseas Private Investment Corporation ±§	0.67	11-20-2019	7,500,000	7,500,000
Overseas Private Investment Corporation ±§	0.67	9-20-2022	11,000,000	11,000,000
Overseas Private Investment Corporation ±§	0.67	11-15-2022	21,700,000	21,700,000
Overseas Private Investment Corporation ±§	0.67	7-9-2026	89,238,250	89,238,250
Overseas Private Investment Corporation ±§	0.67	6-28-2028	37,440,000	37,440,000
Overseas Private Investment Corporation ±§	0.67	1-15-2030	19,622,642	19,622,642
Overseas Private Investment Corporation ±§	0.67	10-15-2033	11,000,000	11,000,000
Overseas Private Investment Corporation ±§	0.67	7-7-2040	27,500,000.00	27,500,000.00
Overseas Private Investment Corporation ±§	0.72	12-15-2019	33,264,000	33,264,000
Overseas Private Investment Corporation Series 1 ±§	0.66	8-15-2026	17,600,000	17,600,000
Overseas Private Investment Corporation Series 1 ±§	0.66	9-30-2031	4,804,000	4,804,000
Overseas Private Investment Corporation Series 2 ±§	0.66	9-30-2031	11,241,360	11,241,360
Overseas Private Investment Corporation Series 2 ±§	0.67	10-10-2025	8,316,270	8,316,270
Overseas Private Investment Corporation Series 3 ±§	0.66	7-15-2026	6,351,840	6,351,840

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)
Overseas Private Investment Corporation Series 3 ±§	0.67%	10-10-2025	$10,811,151	$10,811,151
Overseas Private Investment Corporation Series 4 ±§	0.65	11-15-2033	27,623,932	27,623,932
Overseas Private Investment Corporation Series 4 ±§	0.66	9-30-2031	6,533,440	6,533,440
Overseas Private Investment Corporation Series 5 ±§	0.66	9-30-2031	6,725,600	6,725,600
Overseas Private Investment Corporation Series 6 ±§	0.66	9-30-2031	6,725,600	6,725,600
Overseas Private Investment Corporation Series 7 ±§	0.66	9-30-2031	3,843,200	3,843,200
Overseas Private Investment Corporation Series 8 ±§	0.66	9-30-2031	14,412,000	14,412,000
Overseas Private Investment Corporation Series 9 ±§	0.65	5-15-2030	29,376,000	29,376,000
Overseas Private Investment Corporation Series 9 ±§	0.66	9-30-2031	4,515,760	4,515,760

Total Government Agency Debt (Cost $28,592,427,797)				28,592,427,797

Municipal Obligations: 5.92%

Alabama: 0.01%

Variable Rate Demand Note ø: 0.01%
Mobile AL IDA Board High Providence LLC Project Series 2006 (Industrial Development Revenue, Whitney National Bank LOC)	0.69	8-1-2031	6,000,000	6,000,000

Arizona: 0.05%

Variable Rate Demand Notes ø: 0.05%
Maricopa County AZ IDA MFHR Las Gardenias Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	4-15-2033	14,175,000	14,175,000
Maricopa County AZ IDA Villas Solanas Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	11-15-2032	8,500,000	8,500,000
Phoenix AZ IDA Del Mar Terrace Series A (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.68	10-1-2029	11,520,000	11,520,000

				34,195,000

California: 1.19%

Variable Rate Demand Notes ø: 1.19%
Anaheim CA Housing Authority Cobblestone Apartments Series B (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	3-15-2033	3,580,000	3,580,000
Anaheim CA Housing Authority Park Vista Apartments (Housing Revenue, FHLMC LIQ)	0.60	7-1-2033	23,580,000	23,580,000
Anaheim CA Housing Authority Sage Park Apartments Projects Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	11-15-2028	5,500,000	5,500,000
Association of Bay Area Governments Finance Authority for Nonprofit Corporation California Crossing Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2037	64,450,000	64,450,000
Association of Bay Area Governments Finance Authority for Nonprofit Corporation California Lakeside Village Apartments Series A (Housing Revenue, FHLMC LIQ)	0.58	10-1-2046	59,160,000	59,160,000
Association of Bay Area Governments Finance Authority for Nonprofit Corporation California MFHR Fine Arts Building Projects Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.69	7-15-2035	6,100,000	6,100,000
Association of Bay Area Governments Finance Authority Housing Gaia Building Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.72	9-15-2032	260,000	260,000
California CDA Aegis Pleasant Hill Series H (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	7-1-2027	6,270,000	6,270,000
California CDA MFHR Bay Vista Meadow Park Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2037	29,320,000	29,320,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
California CDA MFHR Desert Palms Series A (Housing Revenue, FHLMC LOC)	0.74%	8-1-2045	$7,000,000	$7,000,000
California CDA MFHR Imperial Park Apartments Series OO (Housing Revenue, FHLMC LOC)	0.70	11-1-2040	6,620,000	6,620,000
California CDA Oakmont Senior Living Series Y (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	8-1-2031	14,340,000	14,340,000
California CDA Sunrise of Danville Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	5-1-2027	6,165,000	6,165,000
California Infrastructure & Economic Development Bank Saddleback Valley Christian Schools Project Series A (Miscellaneous Revenue, East West Bank LOC) 144A	0.66	12-1-2040	14,250,000	14,250,000
California Municipal Finance Authority Copper Square Apartments Series A2 (Housing Revenue, East West Bank LOC)	0.64	2-1-2046	4,000,000	4,000,000
California Municipal Finance Authority Copper Square Apartments Series A2 (Housing Revenue, East West Bank LOC)	0.72	2-1-2046	3,000,000	3,000,000
California Statewide CDA Creekside at Meadow Park Apartments Series HH (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	4-15-2036	7,995,000	7,995,000
California Statewide CDA Dublin Ranch Senior Apartments Series G (Housing Revenue, FNMA LIQ)	0.58	12-15-2037	5,010,000	5,010,000
California Statewide CDA Emerald Gardens Apartments Series E (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	3-15-2033	7,320,000	7,320,000
California Statewide CDA Fairway Family Apartments Series H (Miscellaneous Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2037	7,000,000	7,000,000
California Statewide CDA Grande Apartments Series TT (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2034	1,925,000	1,925,000
California Statewide CDA Heritage Oaks Apartments Series YY (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	2-15-2035	6,900,000	6,900,000
California Statewide CDA Martin Luther Tower Series D (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	7-15-2035	6,850,000	6,850,000
California Statewide CDA Oak Centers Towers Projects Series L (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2037	3,320,000	3,320,000
California Statewide CDA Valley Palms Apartments Series C (Housing Revenue, FNMA Insured, FNMA LIQ)	0.70	5-15-2035	880,000	880,000
California Statewide Communities Concord Green Apartments Project (Housing Revenue, East West Bank LOC)	0.70	6-1-2028	8,700,000	8,700,000
California Statewide Communities Various Housing Hermosa Vista Apartments Series XX (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	5-15-2036	3,500,000	3,500,000
Chula Vista CA Teresina Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.54	5-15-2036	10,000,000	10,000,000
Contra Costa County CA MFHR (Housing Revenue, FNMA LOC, FNMA LIQ)	0.54	10-15-2033	60,000,000	60,000,000
Escondido CA Via Robles Apartments Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	11-15-2036	6,900,000	6,900,000
Los Angeles CA Community RDA Academy Village Apartments Series A (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.54	10-1-2019	19,800,000	19,800,000
Los Angeles CA Community Redevelopment Agency MFHR (Housing Revenue, FNMA LOC, FNMA LIQ)	0.57	4-15-2042	90,900,000	90,900,000
Los Angeles County CA Housing Authority Castaic Senior Apartments Project Series C (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	7-15-2036	9,300,000	9,300,000
Martinez CA Muirwood Garden Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.65	12-15-2033	6,800,000	6,800,000
Modesto CA MFHR Live Oak Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.69	9-15-2024	1,330,000	1,330,000
Mountain View CA Multifamily Housing Villa Mariposa Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.65	2-15-2017	15,300,000	15,300,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Oxnard CA Housing Authority SeaWind Senior Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.60%	12-1-2020	$3,175,000	$3,175,000
Riverside County CA Tyler Springs Apartments Series C (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	1-15-2027	7,000,000	7,000,000
Sacramento County CA Housing Authority Lofts at Natomas Apartments Series F (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	6-15-2036	10,190,000	10,190,000
Sacramento County CA Housing Authority Logan Park Apartments Series E (Housing Revenue, FHLMC LOC)	0.70	5-1-2042	10,000,000	10,000,000
Sacramento County CA Housing Authority MFHR Normandy Park Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	2-15-2033	6,000,000	6,000,000
Sacramento County CA Housing Authority River Terrace Apartments Series C (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	7-15-2029	3,740,000	3,740,000
Sacramento County CA Housing Authority Shadowood Apartments Project Issue A (Housing Revenue, FHLMC LIQ)	0.67	12-1-2022	18,500,000	18,500,000
Sacramento County CA Housing Authority St. Anton Building Apartments Series I (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2036	8,000,000	8,000,000
Sacramento County CA Housing Authority Valencia Point Apartments Series I (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	11-15-2039	5,150,000	5,150,000
San Bernardino County CA Housing Authority Mountain View Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	2-15-2027	8,860,000	8,860,000
San Bernardino County CA Housing Authority Evergreen Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	5-15-2029	16,600,000	16,600,000
San Bernardino County CA MFHR Green Valley Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	5-15-2029	3,640,000	3,640,000
San Bernardino County CA MFHR Sycamore Terrace Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	5-15-2029	1,600,000	1,600,000
San Bernardino County CA Parkview Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	2-15-2027	5,220,000	5,220,000
San Francisco CA City & County RDA (Housing Revenue, FNMA LOC, FNMA LIQ)	0.54	6-15-2034	52,150,000	52,150,000
San Francisco CA RDA Fillmore Center 1999 Issue B1 (Housing Revenue, FHLMC LIQ)	0.68	12-1-2017	44,000,000	44,000,000
San Francisco CA Redevelopment Agency Mercy Terrace Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	6-15-2035	12,100,000	12,100,000
San Jose CA MFHR Raintree Apartments Series A (Housing Revenue, FHLMC LIQ)	0.70	2-1-2038	10,600,000	10,600,000
San Jose CA Multifamily Housing Las Ventanas Apartments Series B (Housing Revenue, FHLMC LIQ)	0.60	7-1-2038	23,100,000	23,100,000

				782,950,000

Colorado: 0.04%

Variable Rate Demand Notes ø: 0.04%
Adams County CO Housing Authority Semper Village Apartments Project Series A (Education Revenue, FNMA LOC, FNMA LIQ)	0.58	7-15-2037	14,000,000	14,000,000
Lafayette CO Traditions at Lafayette Projects Series A (Housing Revenue, FHLMC LIQ)	0.64	10-1-2044	12,240,000	12,240,000

				26,240,000

Florida: 0.08%

Variable Rate Demand Notes ø: 0.08%
Florida Housing Finance Corporation Lee Vista Apartments (Housing Revenue, FHLMC LIQ)	0.66	12-1-2034	14,710,000	14,710,000
Florida Housing Finance Corporation Maitland Apartments (Housing Revenue, FHLMC LIQ)	0.66	12-1-2034	16,275,000	16,275,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Manatee County FL HFA Village at Cortez Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.68%	1-15-2037	$10,000,000	$10,000,000
Orange County FL HFA Glenn Apartments Series D (Housing Revenue, FNMA LOC)	0.73	7-15-2034	240,000	240,000
Orange County FL HFA Post Fountains Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.66	6-1-2025	13,040,000	13,040,000

				54,265,000

Hawaii: 0.03%

Variable Rate Demand Note ø: 0.03%
Hawaii Housing Finance & Development Corporation Lokahi Kau Series 2008 (Housing Revenue, FHLMC LIQ)	0.61	12-1-2041	19,830,000	19,830,000

Illinois: 0.07%

Variable Rate Demand Notes ø: 0.07%
Glendale Heights MFHR Glendale Lakes Project (Housing Revenue, FHLMC LIQ)	0.66	3-1-2030	14,845,000	14,845,000
Illinois Housing Development Foxview I & II Apartments (Housing Revenue, FHLMC LIQ)	0.61	1-1-2041	29,000,000	29,000,000

				43,845,000

Indiana: 0.06%

Variable Rate Demand Notes ø: 0.06%
Elkhart County IN Ashton Pines Apartments II Series A (Housing Revenue, FHLB LOC)	0.65	9-1-2043	7,750,000	7,750,000
Indianapolis IN Capital Place Covington Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.62	5-15-2038	24,100,000	24,100,000
Indianapolis IN Nora Pines Apartments Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	10-15-2031	8,775,000	8,775,000

				40,625,000

Louisiana: 0.02%

Variable Rate Demand Note ø: 0.02%
Louisiana HFA Canterbury House Apartments (Housing Revenue, FNMA LOC)	0.66	9-15-2040	15,470,000	15,470,000

Maryland: 0.01%

Variable Rate Demand Notes ø: 0.01%
Maryland Community Development Administration Department Housing & Community Development Multifamily Kirkwood Housing Series G (Housing Revenue, FHLMC LIQ)	0.65	12-1-2038	5,000,000	5,000,000
Maryland Community Development Administration Housing and Community Center (Housing Revenue, FHLMC LIQ)	0.56	12-1-2037	4,750,000	4,750,000

				9,750,000

Michigan: 0.02%

Variable Rate Demand Note ø: 0.02%
Michigan Housing Development Authority Jackson Project (Housing Revenue, FHLB LOC)	0.69	6-1-2037	10,775,000	10,775,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Minnesota: 0.10%

Variable Rate Demand Notes ø: 0.10%
Bloomington MN Presbyterian Homes Project Series 2008 (Health Revenue, FHLMC LIQ)	0.66%	7-1-2038	$15,500,000	$15,500,000
Edina MN Edina Park Plaza Project Series 1999 (Housing Revenue, FHLMC LIQ)	0.66	12-1-2029	13,200,000	13,200,000
Inver Grove Heights MN Inver Grove Incorporated Project Series 2005 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.66	5-15-2035	11,935,000	11,935,000
Oak Park Heights MN Boutwells Landing Project Series 2005 (Housing Revenue, FHLMC LIQ)	0.66	11-1-2035	16,200,000	16,200,000
Roseville MN Senior Housing Various Refunding Bonds Eaglecrest Project (Housing Revenue, FHLMC LOC)	0.66	7-1-2039	4,340,000	4,340,000
St. Louis Park MN MFHR Parkshore Senior Campus Project Series 2004 (Housing Revenue, FHLMC LIQ)	0.74	8-1-2034	5,865,000	5,865,000

				67,040,000

Missouri: 0.07%

Variable Rate Demand Notes ø: 0.07%
Blue Springs MO IDA Autumn Place Apartments Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	8-15-2037	7,400,000	7,400,000
St. Charles County MO IDA Country Club Apartments Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.66	7-15-2032	25,000,000	25,000,000
St. Charles County MO IDA Remington Apartments Project (Industrial Development Revenue, FNMA LOC, FNMA LIQ)	0.66	2-1-2029	12,500,000	12,500,000

				44,900,000

Nebraska: 0.12%

Variable Rate Demand Notes ø: 0.12%
Nebraska Investment Finance Authority Series B (Housing Revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	0.64	9-1-2038	15,180,000	15,180,000
Nebraska Investment Finance Authority Single Family Housing Series B (Housing Revenue, FHLB SPA)	0.67	9-1-2038	33,415,000	33,415,000
Nebraska Investment Finance Authority Single Family Housing Series F (Housing Revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	0.67	3-1-2038	31,650,000	31,650,000

				80,245,000

New Mexico: 0.01%

Variable Rate Demand Note ø: 0.01%
New Mexico Mortgage Financial Authority Multifamily Housing Villas San Ignacio Series A (Housing Revenue, FHLMC LOC)	0.65	11-1-2043	5,000,000	5,000,000

New York: 2.57%

Variable Rate Demand Notes ø: 2.57%
New York Dormitory Authority Series A (Health Revenue, FNMA LOC, FNMA LIQ)	0.54	11-15-2036	136,825,000	136,825,000
New York HFA 10 Barclay Street Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.65	11-15-2037	72,000,000	72,000,000
New York HFA 10 Liberty Street Series A (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.54	5-1-2035	83,235,000	83,235,000
New York HFA 101 West End Avenue (Housing Revenue, FNMA LOC, FNMA LIQ)	0.57	5-15-2031	62,000,000	62,000,000
New York HFA 101 West End Avenue Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.57	5-15-2031	63,500,000.00	63,500,000.00

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York HFA 150 East 44th Street Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.57%	5-15-2032	$11,000,000	$11,000,000
New York HFA 150 East 44th Street Series A (Housing Revenue, FNMA LIQ)	0.57	5-15-2032	81,000,000	81,000,000
New York HFA 1500 Lex Avenue Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.62	5-15-2034	15,000,000	15,000,000
New York HFA 20 River Terrace Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.66	5-15-2034	20,500,000	20,500,000
New York HFA 316 11th Avenue Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.66	5-15-2041	25,000,000	25,000,000
New York HFA 363 West 30th Street Series A (Housing Revenue, FHLMC LIQ)	0.56	11-1-2032	10,150,000	10,150,000
New York HFA 38th Street Series B (Housing Revenue, FNMA LIQ)	0.59	5-15-2033	4,400,000	4,400,000
New York HFA 55 West 25th Street Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	11-15-2038	53,000,000	53,000,000
New York HFA 600 West 42nd Street Series 2012-A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.69	5-15-2041	50,000,000	50,000,000
New York HFA Capitol Greens Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.60	5-15-2036	10,900,000	10,900,000
New York HFA Chelsea Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.62	11-15-2036	60,500,000	60,500,000
New York HFA East 39th Street Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.68	11-15-2031	21,700,000	21,700,000
New York HFA MFHR Second Mortgage Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	5-1-2029	87,005,000	87,005,000
New York HFA Parkledge Apartments Series A (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.76	11-1-2035	32,600,000	32,600,000
New York HFA Saville Housing 2002 Series A (Housing Revenue, FHLMC LIQ)	0.56	11-1-2035	27,000,000	27,000,000
New York HFA Series A (Housing Revenue, FHLMC LIQ)	0.59	11-1-2037	67,930,000	67,930,000
New York HFA Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.66	11-15-2036	35,200,000	35,200,000
New York HFA Shore Hill Series A (Housing Revenue, FHLMC LIQ)	0.66	5-1-2045	19,500,000	19,500,000
New York HFA Union Square South Housing (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	11-1-2024	46,050,000	46,050,000
New York HFA Warren Knolls Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.67	5-15-2037	5,000,000	5,000,000
New York HFA West 17th Street (Housing Revenue, FNMA LOC, FNMA LIQ)	0.65	5-15-2039	20,000,000	20,000,000
New York HFA West 23rd Street Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.57	5-15-2033	26,000,000	26,000,000
New York HFA West 37th Street Series B (Housing Revenue, FHLMC LIQ)	0.65	5-1-2042	30,900,000	30,900,000
New York HFA West Haverstraw Senior Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.67	5-15-2037	5,000,000	5,000,000
New York Housing Finance Agency West 23rd Street Series 2002-A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	5-15-2033	10,100,000	10,100,000
New York NY Housing Development Corporation 2 Gold Street Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.66	4-15-2036	11,300,000	11,300,000
New York NY Housing Development Corporation 201 Pearl Street Development Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.66	10-15-2041	17,600,000	17,600,000
New York NY Housing Development Corporation 89 Murray Street Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	6-15-2039	34,000,000	34,000,000
New York NY Housing Development Corporation Atlantic Court Apartments Series A (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.56	12-1-2035	38,200,000	38,200,000
New York NY Housing Development Corporation Brittany Development Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.56	6-15-2029	52,500,000	52,500,000
New York NY Housing Development Corporation East 124th Street Series A (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.67	11-1-2046	16,100,000	16,100,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York NY Housing Development Corporation Markham Gardens Apartments Series A (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.56%	1-1-2040	$9,200,000	$9,200,000
New York NY Housing Development Corporation Multifamily Rental Housing Lyric Development Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	11-15-2031	53,865,000	53,865,000
New York NY Housing Development Corporation Multifamily Rental Housing The Balton Project Series A (Housing Revenue, FHLMC LIQ)	0.72	9-1-2049	11,700,000	11,700,000
New York NY Housing Development Corporation Multifamily Rental Housing Westport Development Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	6-15-2034	41,000,000	41,000,000
New York NY Housing Development Corporation Nicole Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	11-15-2035	49,600,000	49,600,000
New York NY Housing Development Corporation Queenswood Apartments Series A (Housing Revenue, FHLMC LIQ)	0.54	4-1-2031	10,800,000	10,800,000
New York NY Housing Development Corporation Royal Properties Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.54	4-15-2035	83,200,000	83,200,000
New York NY Housing Development Corporation West 26th Street Series A (Housing Revenue, FHLMC LIQ)	0.67	4-1-2045	13,500,000	13,500,000
New York NY Housing Development Corporation West 48th Street Development Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	1-15-2034	19,600,000	19,600,000
New York NY Housing Development Corporation White Plains Apartments Series A (Housing Revenue, FHLMC LOC)	0.56	3-1-2038	4,400,000	4,400,000
New York State East 84th Street (Housing Revenue, FNMA Insured) (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	5-15-2033	7,400,000	7,400,000
New York State HFA Revenue Ocean Park Apartments Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.69	5-15-2035	21,400,000	21,400,000
Ramapo NY Housing Authority Spring Valley Homes Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2038	10,390,000	10,390,000

				1,698,750,000

Ohio: 0.02%

Variable Rate Demand Notes ø: 0.02%
Franklin County OH Multifamily Housing Ashton Square Apartments Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	6-15-2032	5,250,000	5,250,000
Ohio HFA Mortgage Backed Securities Program Series H (Housing Revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	0.69	3-1-2036	10,535,000	10,535,000

				15,785,000

Oregon: 0.07%

Variable Rate Demand Notes ø: 0.07%
Oregon Facilities Authority Quatama Crossing Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.70	7-15-2035	32,875,000	32,875,000
Oregon Facilities Authority Vintage at Bend Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2036	5,195,000	5,195,000
Oregon Housing & Community Services Department Redwood Park Apartments Series F (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	10-15-2038	5,300,000	5,300,000

				43,370,000

Other: 0.35%

Variable Rate Demand Notes ø: 0.35%
Eagle Tax-Exempt Trust Series 0055F (Miscellaneous Revenue, FHLMC Insured, FHLB LIQ) 144A	0.67	4-15-2049	45,595,000	45,595,000
FHLMC MFHR Series M017 Class A (Housing Revenue, FHLMC LIQ)	0.66	9-15-2050	99,973,000	99,973,000

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
FHLMC MFHR Series M027 Class A (Housing Revenue, FHLMC LIQ)	0.69%	10-15-2029	$15,595,000	$15,595,000
FHLMC MFHR Series M028 Class A (Housing Revenue, FHLMC LIQ)	0.67	9-15-2024	43,400,000	43,400,000
FHLMC MFHR Series M031 Class A (Housing Revenue, FHLMC LIQ)	0.67	12-15-2045	19,055,000	19,055,000
FHLMC MFHR Series M033 (Housing Revenue, FHLMC LIQ)	0.67	3-15-2049	7,015,000	7,015,000

				230,633,000

Pennsylvania: 0.02%

Variable Rate Demand Note ø: 0.02%
Montgomery County PA RDA Brookside Manor Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.66	8-15-2031	14,100,000	14,100,000

Rhode Island: 0.04%

Variable Rate Demand Note ø: 0.04%
Rhode Island Housing and Finance Mortgage Corporation The Groves at Johnson Project Series 2006 (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.56	3-1-2040	25,450,000	25,450,000

South Dakota: 0.01%

Variable Rate Demand Note ø: 0.01%
South Dakota Housing Development Authority Multifamily Housing (Housing Revenue, FNMA LOC, FNMA LIQ)	0.75	2-15-2031	6,495,000	6,495,000

Tennessee: 0.03%

Variable Rate Demand Notes ø: 0.03%
Metropolitan Government Nashville & Davidson County TN Industrial Development Board Arbor Crest LP Series B (Housing Revenue, FNMA LIQ)	0.66	12-1-2025	5,000,000	5,000,000
Nashville TN Industrial Development Board Arbor Knoll Series A (Housing Revenue, FNMA LIQ)	0.66	12-1-2025	13,400,000	13,400,000

				18,400,000

Texas: 0.23%

Variable Rate Demand Notes ø: 0.23%
Galveston County TX Housing Finance Corporation Village By The Sea Apartments Project Series 2004 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.75	2-15-2032	5,090,000	5,090,000
Harris County TX Housing Finance Corporation Lafayette Village Apartments (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	6-15-2038	6,300,000	6,300,000
Harris County TX Housing Finance Corporation Village at Cornerstone Apartments (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	8-15-2037	7,115,000	7,115,000
Panhandle TX Regional Housing Finance Corporation Jason Avenue Residential Apartments Series 2008 (Housing Revenue, FHLMC LOC)	0.66	8-1-2041	14,185,000	14,185,000
Southeast TX Housing Finance Corporation Multifamily Housing Piedmont Apartments (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	8-15-2039	12,835,000	12,835,000
Southeast TX Housing Finance Corporation Multifamily Housing Wyndham Park Apartments (Housing Revenue, FNMA LOC, FNMA LIQ)	0.59	7-15-2041	8,300,000	8,300,000
Tarrant County TX Housing Finance Corporation Multifamily Housing Gateway Apartments (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	2-15-2036	12,110,000	12,110,000
Texas Department of Housing & Community Affairs Costa Mariposa Apartments Project (Housing Revenue, FHLMC LIQ)	0.66	5-1-2042	13,165,000	13,165,000
Texas Department of Housing & Community Affairs Foundation Asmara (Housing Revenue, FHLMC LIQ)	0.65	7-1-2033	17,140,000	17,140,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Texas Department of Housing & Community Affairs Multifamily Atascocita Pines Apartments (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58%	4-15-2038	$10,690,000	$10,690,000
Texas Department of Housing & Community Affairs Multifamily Lancaster Apartments (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	7-15-2040	13,080,000	13,080,000
Texas Department of Housing & Community Affairs Woodmont Apartments (Housing Revenue, FHLMC LIQ)	0.66	6-1-2042	14,290,000	14,290,000
Texas Housing Finance Corporation Multifamily Housing Encino Pointe Apartments (Housing Revenue, FHLMC LIQ)	0.66	5-1-2042	14,970,000	14,970,000

				149,270,000

Utah: 0.01%

Variable Rate Demand Note ø: 0.01%
Utah Housing Corporation Multifamily Housing Florentine Villas Series A (Housing Revenue, FHLMC LOC)	0.66	9-1-2049	5,000,000	5,000,000

Virginia: 0.05%

Variable Rate Demand Notes ø: 0.05%
Alexandria VA Redevelopment & Housing Authority Fairfield Village Square Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	1-15-2039	21,720,000	21,720,000
Harrisonburg VA RDA Woodman West Apartments Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.56	6-15-2043	5,950,000	5,950,000
Salem VA IDA MFHR Oak Park Apartments Project Series 2008 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.55	8-15-2043	5,585,000	5,585,000

				33,255,000

Washington: 0.54%

Variable Rate Demand Notes ø: 0.54%
King County Washington Housing Authority Auburn Court Apartments Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-1-2027	10,945,000	10,945,000
Washington Housing Finance Commission Artspace Everett Lofts Series B (Housing Revenue, FHLMC LIQ)	0.69	12-1-2041	3,200,000	3,200,000
Washington Housing Finance Commission Ballinger Court Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	9-15-2037	3,400,000	3,400,000
Washington Housing Finance Commission Brittany Park Project Series B (Housing Revenue, FNMA LOC, FNMA LIQ)	0.90	11-1-2021	510,000	510,000
Washington Housing Finance Commission Eagles Landing Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	8-15-2039	6,365,000	6,365,000
Washington Housing Finance Commission Eagles Landing Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.65	12-15-2036	2,460,000	2,460,000
Washington Housing Finance Commission Highland Park Apartments Project Series B (Housing Revenue, FNMA LOC, FNMA LIQ)	1.00	7-15-2038	705,000	705,000
Washington Housing Finance Commission Inglenook Court Project (Housing Revenue, FHLMC LIQ)	0.66	7-1-2025	8,300,000	8,300,000
Washington Housing Finance Commission Interurban Senior Living Apartments Project (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.68	7-1-2052	14,535,000	14,535,000
Washington Housing Finance Commission Kitts Corner Apartments Project (Housing Revenue, FHLB LOC)	0.65	9-1-2049	27,500,000	27,500,000
Washington Housing Finance Commission Lake City Senior Apartments Project Series 2009 (Housing Revenue, FHLMC LIQ)	0.66	7-1-2044	15,750,000	15,750,000
Washington Housing Finance Commission Meridian Court Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	12-1-2028	6,700,000	6,700,000

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Washington Housing Finance Commission MFHR Series A (Housing Revenue, FHLMC LIQ)	0.65%	8-1-2044	$12,630,000	$12,630,000
Washington Housing Finance Commission New Haven Apartments Project Series 2009 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2044	19,000,000	19,000,000
Washington Housing Finance Commission Queen Anne Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	9-1-2038	27,180,000	27,180,000
Washington Housing Finance Commission Rainier Court Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2036	12,750,000	12,750,000
Washington Housing Finance Commission Reserve Renton Apartments Project (Housing Revenue, East West Bank LOC)	0.56	8-1-2049	9,300,000	9,300,000
Washington Housing Finance Commission Rolling Hills Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	6-15-2037	6,125,000	6,125,000
Washington Housing Finance Commission Rolling Hills Apartments Project Series B (Housing Revenue, FNMA LOC, FNMA LIQ)	0.65	6-15-2037	1,080,000	1,080,000
Washington Housing Finance Commission The Cambridge Apartments Series 2009A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	12-15-2044	12,650,000	12,650,000
Washington Housing Finance Commission Urban Center Apartments Project Series 2009 (Housing Revenue, FHLMC LOC, FHLMC LIQ)	0.66	7-1-2047	2,600,000	2,600,000
Washington Housing Finance Commission Vintage Burien Senior Living Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	1-15-2038	6,570,000	6,570,000
Washington Housing Finance Commission Washington Terrace Senior Apartments Series 2010 (Housing Revenue, FNMA LIQ)	0.58	2-15-2043	11,250,000	11,250,000
Washington Housing Finance Commission Woodros Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	6-15-2032	6,750,000	6,750,000
Washington State Housing Finance Commission Ballard Landmark Inn Project Series A (Housing Revenue, East West Bank LOC)	0.66	12-15-2041	31,590,000	31,590,000
Washington State Housing Finance Commission Discovery Heights Apartments (Housing Revenue, FHLMC LIQ)	0.69	12-1-2043	11,675,000	11,675,000
Washington State Housing Finance Commission Merrill Gardens Tacoma Series A (Housing Revenue, FNMA LOC)	0.58	9-15-2040	13,640,000	13,640,000
Washington State Housing Finance Commission Multifamily Anchor Village Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.58	12-15-2027	10,750,000	10,750,000
Washington State Housing Finance Commission Multifamily Brittany Park Phase II Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	11-1-2021	3,480,000	3,480,000
Washington State Housing Finance Commission Multifamily Brittany Park Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	11-1-2021	8,930,000	8,930,000
Washington State Housing Finance Commission Multifamily Fairwinds Redmond Senior Living Apartments Project (Housing Revenue, East West Bank LOC)	0.65	7-1-2041	19,250,000	19,250,000
Washington State Housing Finance Commission Multifamily Forest Creek Apartments Project (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	6-15-2040	13,680,000	13,680,000
Washington State Housing Finance Commission Multifamily Vintage Chehalis Senior Living Apartments (Housing Revenue, FNMA LOC, FNMA LIQ)	0.58	6-15-2040	8,190,000	8,190,000
Washington State Housing Finance Commission The Lodge at Eagle Ridge Senior Living Apartments Series A (Housing Revenue, East West Bank LOC)	0.65	8-1-2041	9,485,000	9,485,000

				358,925,000

Wisconsin: 0.10%

Variable Rate Demand Notes ø: 0.10%
Wisconsin PFA Affinity At Monterrey Project (Housing Revenue, East West Bank LOC)	0.69	8-1-2048	20,900,000	20,900,000
Wisconsin PFA Multifamily Housing Affinity Covington Project (Housing Revenue, FHLB LOC)	0.69	12-1-2047	22,500,000	22,500,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Wisconsin PFA Multifamily Housing Affinity Wells Branch Project (Housing Revenue, FHLB LOC)	0.69%	11-1-2047	$21,775,000	$21,775,000

				65,175,000

Total Municipal Obligations (Cost $3,905,738,000)				3,905,738,000

Repurchase Agreements ^^: 35.99%
Bank of America Corporation, dated 1-31-2017, maturity value $1,500,022,917 (1)	0.55	2-1-2017	1,500,000,000	1,500,000,000
Bank of Nova Scotia, dated 1-31-2017, maturity value $1,100,016,806 (2)	0.55	2-1-2017	1,100,000,000	1,100,000,000
Barclays Capital Incorporated, dated 1-31-2017, maturity value $250,003,750 (3)	0.54	2-1-2017	250,000,000	250,000,000
Barclays Capital Incorporated, dated 1-31-2017, maturity value $100,001,528 (4)	0.55	2-1-2017	100,000,000	100,000,000
BNP Paribas Securities Corporation, dated 1-3-2017, maturity value $350,188,417 (5)	0.57	2-6-2017	350,000,000	350,000,000
BNP Paribas Securities Corporation, dated 1-4-2017, maturity value $350,206,500 (6)(i)	0.59	2-9-2017	350,000,000	350,000,000
BNP Paribas Securities Corporation, dated 1-5-2017, maturity value $350,223,708 (7)(i)	0.59	2-13-2017	350,000,000	350,000,000
BNP Paribas Securities Corporation, dated 1-6-2017, maturity value $350,183,556 (8)(i)	0.59	2-7-2017	350,000,000	350,000,000
BNP Paribas Securities Corporation, dated 1-31-2017, maturity value $1,160,017,400 (9)	0.54	2-1-2017	1,160,000,000	1,160,000,000
BNP Paribas Securities Corporation, dated 1-31-2017, maturity value $100,001,528 (10)	0.55	2-1-2017	100,000,000	100,000,000
BNP Paribas Securities Corporation, dated 1-31-2017, maturity value $400,006,222 (11)	0.56	2-1-2017	400,000,000	400,000,000
Citibank NA, dated 1-26-2017, maturity value $250,026,736 (12)	0.55	2-2-2017	250,000,000	250,000,000
Citibank NA, dated 1-31-2017, maturity value $250,003,889 (13)	0.56	2-1-2017	250,000,000	250,000,000
Citigroup Global Markets Incorporated, dated 1-31-2017, maturity value $250,003,542 (14)	0.51	2-1-2017	250,000,000	250,000,000
Citigroup Global Markets Incorporated, dated 1-31-2017, maturity value $250,027,222 (15)(i)	0.56	2-7-2017	250,000,000	250,000,000
Citigroup Global Markets Incorporated, dated 1-31-2017, maturity value $500,007,778 (16)	0.56	2-1-2017	500,000,000	500,000,000
Credit Agricole SA, dated 1-26-2017, maturity value $250,025,764 (17)	0.53	2-2-2017	250,000,000	250,000,000
Credit Agricole SA, dated 1-27-2017, maturity value $350,036,069 (18)	0.53	2-3-2017	350,000,000	350,000,000
Credit Agricole SA, dated 1-27-2017, maturity value $700,074,861 (19)	0.55	2-3-2017	700,000,000	700,000,000
Credit Agricole SA, dated 1-30-2017, maturity value $250,025,764 (20)	0.53	2-6-2017	250,000,000	250,000,000
Credit Agricole SA, dated 1-31-2017, maturity value $400,006,222 (21)	0.56	2-1-2017	400,000,000	400,000,000
Credit Agricole SA, dated 1-31-2017, maturity value $500,007,500 (22)	0.54	2-1-2017	500,000,000	500,000,000
Credit Suisse Securities, dated 1-11-2017, maturity value $300,160,417 (23)(i)	0.55	2-15-2017	300,000,000	300,000,000
Deutsche Bank Securities, dated 1-31-2017, maturity value $650,009,750 (24)	0.54	2-1-2017	650,000,000	650,000,000
Deutsche Bank Securities, dated 1-31-2017, maturity value $850,012,986 (25)	0.55	2-1-2017	850,000,000	850,000,000
Federal Reserve Bank of New York, dated 1-31-2017, maturity value $3,800,052,778 (26)	0.50	2-1-2017	3,800,000,000	3,800,000,000
Goldman Sachs & Company, dated 1-31-2017, maturity value $100,001,528 (27)	0.55	2-1-2017	100,000,000	100,000,000
HSBC Securities, dated 1-31-2017, maturity value $300,004,417 (28)	0.53	2-1-2017	300,000,000	300,000,000
JPMorgan Securities, dated 1-31-2017, maturity value $1,000,015,278 (29)	0.55	2-1-2017	1,000,000,000	1,000,000,000
JPMorgan Securities, dated 1-31-2017, maturity value $250,003,889 (30)	0.56	2-1-2017	250,000,000	250,000,000

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Repurchase Agreements ^^ (continued)
Merrill Pierce Fenner Smith Incorporated, dated 1-31-2017, maturity value $100,001,528 (31)	0.55%	2-1-2017	$100,000,000	$100,000,000
MetLife Incorporated, dated 1-31-2017, maturity value $100,005,649 (32)	0.56	2-1-2017	100,004,094	100,004,094
Mizuho Bank, dated 1-31-2017, maturity value $250,003,889 (33)	0.56	2-1-2017	250,000,000	250,000,000
Nomura Tri Party, dated 1-31-2017, maturity value $2,700,042,750 (34)	0.57	2-1-2017	2,700,000,000	2,700,000,000
Prudential, dated 1-31-2017, maturity value $177,471,511 (35)	0.56	2-1-2017	177,468,750	177,468,750
Prudential, dated 1-31-2017, maturity value $500,365,283 (36)	0.56	2-1-2017	500,357,500	500,357,500
RBC Capital Markets, dated 1-9-2017, maturity value $500,696,667 (37)§(i)	0.57	4-7-2017	500,000,000	500,000,000
RBC Capital Markets, dated 1-26-2017, maturity value $250,225,000 (38)§(i)	0.54	3-27-2017	250,000,000	250,000,000
RBC Capital Markets, dated 1-31-2017, maturity value $550,008,097 (39)	0.53	2-1-2017	550,000,000	550,000,000
RBC Capital Markets, dated 12-12-2016, maturity value $500,483,333 (40)§(i)	0.58	2-10-2017	500,000,000	500,000,000
Societe Generale, dated 1-10-2017, maturity value $300,134,333 (41)§(i)	0.52	2-10-2017	300,000,000	300,000,000
Societe Generale, dated 1-31-2017, maturity value $250,026,736 (42)(i)	0.55	2-7-2017	250,000,000	250,000,000
Societe Generale, dated 1-31-2017, maturity value $350,005,347 (43)	0.55	2-1-2017	350,000,000	350,000,000

Total Repurchase Agreements (Cost $23,737,830,344)				23,737,830,344

Treasury Debt: 13.01%
U.S. Treasury Bill (z)	0.48	3-2-2017	150,000,000	149,941,698
U.S. Treasury Bill (z)	0.55	3-30-2017	200,000,000	199,826,150
U.S. Treasury Bill (z)	0.59	7-13-2017	20,000,000	19,946,675
U.S. Treasury Bill (z)	0.60	4-27-2017	50,000,000	49,929,167
U.S. Treasury Bill (z)	0.60	7-20-2017	30,000,000	29,915,500
U.S. Treasury Bill (z)	0.61	5-25-2017	280,000,000	279,468,900
U.S. Treasury Bill (z)	0.63	5-18-2017	40,000,000	39,926,330
U.S. Treasury Bill (z)	0.64	7-6-2017	100,000,000	99,725,736
U.S. Treasury Bill (z)	0.67	6-29-2017	250,000,000	249,311,060
U.S. Treasury Bond	8.75	5-15-2017	336,123,000	343,882,378
U.S. Treasury Note	0.50	2-28-2017	30,000,000	29,997,978
U.S. Treasury Note	0.50	4-30-2017	270,000,000	269,978,100
U.S. Treasury Note	0.63	2-15-2017	250,000,000	250,013,645
U.S. Treasury Note	0.63	5-31-2017	575,000,000	575,073,771
U.S. Treasury Note	0.63	8-31-2017	290,000,000	289,903,740
U.S. Treasury Note	0.63	9-30-2017	72,000,000	71,895,078
U.S. Treasury Note	0.75	3-15-2017	210,000,000	210,048,744
U.S. Treasury Note	0.75	10-31-2017	70,000,000	69,935,542
U.S. Treasury Note	0.88	2-28-2017	380,000,000	380,118,129
U.S. Treasury Note	0.88	4-15-2017	160,000,000	160,107,216
U.S. Treasury Note	0.88	4-30-2017	575,552,000	576,014,505
U.S. Treasury Note	0.88	5-15-2017	225,000,000	225,227,675
U.S. Treasury Note	0.88	7-15-2017	65,000,000	65,043,009
U.S. Treasury Note	0.88	8-15-2017	50,000,000	50,054,932
U.S. Treasury Note	0.88	10-15-2017	265,000,000	265,013,796
U.S. Treasury Note	0.88	11-15-2017	55,000,000	55,007,060
U.S. Treasury Note	0.88	1-15-2018	35,000,000	34,953,934
U.S. Treasury Note	1.00	9-15-2017	171,000,000	171,215,531
U.S. Treasury Note	1.88	9-30-2017	340,000,000	342,402,664
U.S. Treasury Note	1.88	10-31-2017	255,000,000	256,888,738
U.S. Treasury Note	2.25	11-30-2017	215,000,000	217,382,797
U.S. Treasury Note	2.75	5-31-2017	519,891,000	523,548,826
U.S. Treasury Note	3.00	2-28-2017	460,000,000	460,861,725

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Government Money Market Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt (continued)
U.S. Treasury Note	3.13%	4-30-2017	$50,000,000	$50,314,438
U.S. Treasury Note	3.25	3-31-2017	130,000,000	130,552,852
U.S. Treasury Note	4.25	11-15-2017	315,000,000	323,286,442
U.S. Treasury Note	4.50	5-15-2017	190,000,000	192,097,412
U.S. Treasury Note	4.63	2-15-2017	740,000,000	741,170,526
U.S. Treasury Note	4.75	8-15-2017	130,000,000	132,770,950

Total Treasury Debt (Cost $8,582,753,349)				8,582,753,349

Total investments in securities (Cost $64,818,749,490) *	98.28%	64,818,749,490
Other assets and liabilities, net	1.72	1,133,555,980

Total net assets	100.00%	$65,952,305,470

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2017

(z)	Zero coupon security. The rate represents the current yield to maturity.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

§	The security is subject to a demand feature which reduces the effective maturity.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

^^	Collateralized by:

(1)	U.S. government securities, 3.00% to 3.50%, 11-1-2042 to 9-1-2045, fair value including accrued interest is $1,545,000,000.

(2)	U.S. government securities, 0.75% to 7.00%, 8-28-2017 to 1-1-2047, fair value including accrued interest is $1,132,999,026.

(3)	U.S. government securities, 0.00% to 1.63%, 2-15-2017 to 10-15-2026, fair value including accrued interest is $255,000,042.

(4)	U.S. government securities, 0.00% to 2.88%, 4-15-2017 to 5-15-2043, fair value including accrued interest is $102,000,015.

(5)	U.S. government securities, 0.50% to 7.00%, 4-30-2017 to 9-20-2046, fair value including accrued interest is $360,394,739.

(6)	U.S. government securities, 2.00% to 10.00%, 11-15-2017 to 1-20-2047, fair value including accrued interest is $360,500,000.

(7)	U.S. government securities, 2.00% to 7.50%, 7-1-2018 to 8-1-2048, fair value including accrued interest is $360,500,000.

(8)	U.S. government securities, 0.00% to 8.75%, 8-15-2020 to 1-20-2047, fair value including accrued interest is $360,499,995.

(9)	U.S. government securities, 0.00% to 9.13%, 2-28-2017 to 8-15-2046, fair value including accrued interest is $1,183,200,000.

(10)	U.S. government securities, 0.00% to 8.75%, 2-15-2017 to 9-15-2024, fair value including accrued interest is $102,000,003.

(11)	U.S. government securities, 1.88% to 7.50%, 9-30-2017 to 8-1-2048, fair value including accrued interest is $411,888,270.

(12)	U.S. government securities, 0.00% to 8.50%, 3-10-2017 to 3-1-2046, fair value including accrued interest is $255,627,439.

(13)	U.S. government securities, 0.00% to 8.88%, 2-27-2017 to 10-1-2046, fair value including accrued interest is $255,647,887.

(14)	U.S. government securities, 1.50% to 2.25%, 10-31-2019 to 1-31-2024, fair value including accrued interest is $255,000,071.

(15)	U.S. government securities, 0.00% to 4.25%, 7-15-2017 to 5-1-2046, fair value including accrued interest is $255,000,010.

(16)	U.S. government securities, 0.88% to 6.25%, 6-30-2019 to 8-15-2046, fair value including accrued interest is $510,504,496.

(17)	U.S. government securities, 0.13% to 2.25%, 3-31-2021 to 12-31-2023, fair value including accrued interest is $255,000,066.

(18)	U.S. government securities, 1.38% to 2.00%, 4-30-2021 to 11-15-2022, fair value including accrued interest is $357,000,077.

(19)	U.S. government securities, 1.00% to 4.50%, 11-17-2031 to 8-1-2046, fair value including accrued interest is $720,982,421.

(20)	U.S. government securities, 0.13% to 1.63%, 4-15-2021 to 2-15-2026, fair value including accrued interest is $255,000,053.

(21)	U.S. government securities, 2.13% to 3.50%, 6-30-2022 to 12-20-2045, fair value including accrued interest is $411,784,154.

(22)	U.S. government securities, 0.63% to 9.00%, 3-15-2017 to 11-15-2046, fair value including accrued interest is $510,000,022.

(23)	U.S. government securities, 0.00% to 2.75%, 6-15-2017 to 10-15-2028, fair value including accrued interest is $306,000,977.

(24)	U.S. government securities, 0.88% to 2.25%, 7-15-2018 to 11-15-2026, fair value including accrued interest is $663,000,024.

(25)	U.S. government securities, 0.00% to 7.50%, 2-22-2017 to 1-20-2065, fair value including accrued interest is $870,500,838.

(26)	U.S. government securities, 0.88% to 3.63%, 7-31-2019 to 8-15-2043, fair value including accrued interest is $3,800,052,783.

(27)	U.S. government securities, 2.36% to 4.50%, 11-1-2016 to 12-1-2046, fair value including accrued interest is $103,000,000.

(28)	U.S. government securities, 2.50% to 5.50%, 10-1-2027 to 8-1-2046, fair value including accrued interest is $309,002,666.

(29)	U.S. government securities, 0.00% to 9.38%, 4-15-2017 to 8-1-2044, fair value including accrued interest is $1,020,003,166.

(30)	U.S. government securities, 0.13% to 3.88%, 4-15-2019 to 2-15-2040, fair value including accrued interest is $255,001,008.

(31)	U.S. government securities, 4.00%, 5-20-2046, fair value including accrued interest is $103,000,000.

(32)	U.S. government securities, 0.75%, 2-28-2018, fair value including accrued interest is $101,723,909.

(33)	U.S. government securities, 0.00% to 2.13%, 10-12-2017 to 1-15-2027, fair value including accrued interest is $255,000,018.

(34)	U.S. government securities, 0.00% to 9.50%, 2-15-2017 to 9-20-2066, fair value including accrued interest is $2,754,947,603.

(35)	U.S. government securities, 0.00% to 3.00%, 5-15-2018 to 5-15-2045, fair value including accrued interest is $181,018,125.

(36)	U.S. government securities, 0.00%, 11-15-2021 to 8-15-2026, fair value including accrued interest is $510,364,650.

(37)	U.S. government securities, 2.27% to 4.00%, 11-1-2042 to 1-20-2047, fair value including accrued interest is $515,000,000.

(38)	U.S. government securities, 0.00% to 6.25%, 3-31-2017 to 5-15-2045, fair value including accrued interest is $255,000,002.

(39)	U.S. government securities, 2.52% to 4.00%, 3-1-2029 to 1-1-2047, fair value including accrued interest is $566,500,001.

(40)	U.S. government securities, 2.00% to 4.50%, 2-1-2026 to 1-1-2047, fair value including accrued interest is $515,000,000.

(41)	U.S. government securities, 0.38% to 7.88%, 7-31-2020 to 2-15-2040, fair value including accrued interest is $306,000,001.

(42)	U.S. government securities, 0.00% to 3.38%, 10-31-2017 to 2-15-2041, fair value including accrued interest is $255,006,792.

(43)	U.S. government securities, 0.00% to 7.63%, 7-1-2017 to 6-20-2046, fair value including accrued interest is $357,916,630.

(i)	Illiquid security for which the designation as illiquid is unaudited.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2017	Wells Fargo Government Money Market Fund	29

Assets
Investments
In unaffiliated securities, at amortized cost	$41,080,919,146
In repurchase agreements, at amortized cost	23,737,830,344

Total investments, at amortized cost	64,818,749,490
Cash	1,313,354,387
Receivable for investments sold	4,035,000
Receivable for Fund shares sold	14,428,909
Receivable for interest	79,555,329
Prepaid expenses and other assets	667,513

Total assets	66,230,790,628

Liabilities
Dividends payable	9,770,933
Payable for investments purchased	190,505,867
Payable for Fund shares redeemed	66,663,672
Management fee payable	5,829,948
Distribution fee payable	30
Administration fees payable	3,326,169
Accrued expenses and other liabilities	2,388,539

Total liabilities	278,485,158

Total net assets	$65,952,305,470

NET ASSETS CONSIST OF
Paid-in capital	$65,952,201,189
Undistributed net investment income	47,098
Accumulated net realized gains on investments	57,183

Total net assets	$65,952,305,470

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$274,082,730
Shares outstanding – Class A1	274,081,852
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$443,500,472
Shares outstanding – Administrator Class[1]	443,487,005
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$23,242,417,169
Shares outstanding – Institutional Class[1]	23,242,359,443
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$38,999,424,641
Shares outstanding – Select Class[1]	38,999,480,315
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$2,992,780,453
Shares outstanding – Service Class[1]	2,992,754,473
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$100,005
Shares outstanding – Sweep Class[1]	100,005
Net asset value per share – Sweep Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Government Money Market Fund	Statement of operations—year ended January 31, 2017

Investment income
Interest	$210,788,199

Expenses
Management fee	64,087,741
Administration fees
Class A	572,368
Administrator Class	441,261
Institutional Class	15,243,860
Select Class	10,060,700
Service Class	3,881,798
Sweep Class	3,440
Shareholder servicing fees
Class A	650,418
Administrator Class	441,261
Service Class	8,085,971
Sweep Class	3,954
Distribution fee
Sweep Class	5,536
Custody and accounting fees	1,986,894
Professional fees	60,193
Registration fees	117,963
Shareholder report expenses	2,196
Trustees’ fees and expenses	21,476
Other fees and expenses	643,774

Total expenses	106,310,804
Less: Fee waivers and/or expense reimbursements	(29,862,417)

Net expenses	76,448,387

Net investment income	134,339,812

Net realized gains on investments	99,365

Net increase in net assets resulting from operations	$134,439,177

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Government Money Market Fund	31

	Year ended January 31, 2017		Year ended January 31, 2016

Operations
Net investment income		$134,339,812		$8,705,632
Net realized gains on investments		99,365		1,271

Net increase in net assets resulting from operations		134,439,177		8,706,903

Distributions to shareholders from
Net investment income
Class A		(26,088)		(27,431)
Administrator Class		(490,169)		(53,198)
Institutional Class		(48,554,431)		(3,198,417)
Select Class		(84,566,237)		(5,085,173)[1]
Service Class		(623,539)		(341,037)
Sweep Class		(159)		(376)

Total distributions to shareholders		(134,260,623)		(8,705,632)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	271,536,745	271,536,745	248,950,357	248,950,357
Administrator Class	3,391,516,371	3,391,516,371	4,397,439,331	4,397,439,331
Institutional Class	134,844,264,908	134,844,264,908	151,089,559,572	151,089,559,572
Select Class	276,797,863,539	276,797,863,539	59,808,370,340 [1]	59,808,370,340 [1]
Service Class	62,131,626,136	62,131,626,136	31,369,915,464	31,369,915,464
Sweep Class	13,401,843	13,401,843	34,030,574	34,030,574

		477,450,209,542		246,948,265,638

Reinvestment of distributions
Class A	25,847	25,847	27,387	27,387
Administrator Class	225,549	225,549	25,615	25,615
Institutional Class	17,284,022	17,284,022	1,169,804	1,169,804
Select Class	58,868,859	58,868,859	4,499,399 [1]	4,499,399 [1]
Service Class	107,813	107,813	36,353	36,353
Sweep Class	142	142	376	376

		76,512,232		5,758,934

Payment for shares redeemed
Class A	(262,601,748)	(262,601,748)	(292,616,308)	(292,616,308)
Administrator Class	(3,330,300,682)	(3,330,300,682)	(4,660,088,416)	(4,660,088,416)
Institutional Class	(125,832,281,995)	(125,832,281,995)	(154,387,439,459)	(154,387,439,459)
Select Class	(245,842,447,384)	(245,842,447,384)	(51,827,674,438)[1]	(51,827,674,438)[1]
Service Class	(62,102,819,516)	(62,102,819,516)	(32,535,951,352)	(32,535,951,352)
Sweep Class	(16,278,599)	(16,278,599)	(37,668,958)	(37,668,958)

		(437,386,729,924)		(243,741,438,931)

Net increase in net assets resulting from capital share transactions		40,139,991,850		3,212,585,641

Total increase in net assets		40,140,170,404		3,212,586,912

Net assets
Beginning of period		25,812,135,066		22,599,548,154

End of period		$65,952,305,470		$25,812,135,066

Undistributed (overdistributed) net investment income		$47,098		$(32,091)

[1]	For the period from June 30, 2015 (commencement of class operations) to January 31, 2016

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Government Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.61%	0.61%	0.61%
Net expenses	0.41%	0.13%	0.09%	0.10%	0.17%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$274,083	$265,119	$308,757	$406,489	$564,676

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Money Market Fund	33

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.10%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.34%	0.34%	0.34%
Net expenses	0.31%	0.12%	0.09%	0.09%	0.17%
Net investment income	0.11%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$443,500	$382,043	$644,666	$596,022	$408,411

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Government Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.24%	0.02%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Net expenses	0.17%	0.12%	0.09%	0.10%	0.17%
Net investment income	0.25%	0.02%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$23,242,417	$14,212,988	$17,509,698	$20,793,077	$22,762,489

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Money Market Fund	35

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2017	2016[1]
Net asset value, beginning of period	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]
Distributions to shareholders from net investment income	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00
Total return[3]	0.30%	0.04%
Ratios to average net assets (annualized)
Gross expenses	0.18%	0.18%
Net expenses	0.11%	0.10%
Net investment income	0.34%	0.08%
Supplemental data
Net assets, end of period (000s omitted)	$38,999,425	$7,985,195

[1]	For the period from June 30, 2015 (commencement of class operations) to January 31, 2016

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Government Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.02%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.51%	0.51%	0.51%	0.51%
Net expenses	0.40%	0.13%	0.09%	0.10%	0.17%
Net investment income	0.02%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$2,992,780	$2,963,813	$4,129,813	$4,140,419	$6,440,560

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Money Market Fund	37

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net expenses	0.38%	0.13%	0.09%	0.10%	0.17%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$100	$2,977	$6,615	$18,244	$22,998

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Government Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Money Market Fund (the “Fund”) which is a diversified series of the Trust.

During the year, the amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury, government and retail money market funds continued to operate with stable $1.00 net asset values. Meanwhile, tax-exempt and prime money market funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. In addition, money market fund boards of directors have the discretion to impose liquidity fees or redemption gates on all non-government funds. As a result of the changes due to money market reform, the institutional prime and municipal money market funds may have been subject to significant flows in shareholder activity as assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Notes to financial statements	Wells Fargo Government Money Market Fund	39

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

40	Wells Fargo Government Money Market Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Government agency debt	$0	$28,592,427,797	$0	$28,592,427,797

Municipal obligations	0	3,905,738,000	0	3,905,738,000

Repurchase agreements	0	23,737,830,344	0	23,737,830,344
Treasury debt	0	8,582,753,349	0	8,582,753,349
Total assets	$0	$64,818,749,490	$0	$64,818,749,490

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At January 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2017, the management fee was equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.08
Select Class	0.04
Service Class	0.12
Sweep Class	0.03	*

*	Prior to November 17, 2016, the class-level administration fee for Sweep Class shares was 0.22% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class

Notes to financial statements	Wells Fargo Government Money Market Fund	41

specific expenses. Funds Management has committed through October 13, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.16% for Select Class shares, 0.50% for Service Class shares, and 1.00% for Sweep Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2017, Funds Management voluntarily waived additional expenses to maintain a positive yield.

During the year ended January 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $70,328 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $30,192 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $134,260,623 and $8,705,632 of ordinary income for the years ended January 31, 2017 and January 31, 2016, respectively.

As of January 31, 2017, distributable earnings on a tax basis consisted of $9,922,474 in undistributed ordinary income.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

8. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

42	Wells Fargo Government Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Government Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Government Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

Other information (unaudited)	Wells Fargo Government Money Market Fund	43

TAX INFORMATION

For the fiscal year ended January 31, 2017, $125,591,387 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2017, 30.84% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44	Wells Fargo Government Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Government Money Market Fund	45

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

46	Wells Fargo Government Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

301449 03-17 A303/AR303 01-17

Annual Report

January 31, 2017

Institutional Money Market Funds

∎	Wells Fargo Heritage Money Market Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Heritage Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Heritage Money Market Fund for the 12-month period that ended January 31, 2017. The U.S. economy displayed resilience during the period although growth remained somewhat sluggish. International economies generally faced deeper ongoing challenges. Despite heightened market volatility, global stocks delivered strong results overall. U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

In February–March 2016, fears about global economic weakness prevailed and then abated.

As the reporting period began, most stock markets worldwide were in the midst of a decline fueled by concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and effect of interest-rate increases by the U.S. Federal Reserve (Fed). In mid-February, fears abated somewhat and global markets generally rallied. Meanwhile, bond investors’ fears about falling commodity prices, a slowing Chinese economy, weakness in European banks, and market volatility also lessened, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. With ongoing uncertainties about global growth and financial markets, the Fed held off from raising the target interest rate. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies, many of these countries’ economies faced the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Heritage Money Market Fund	3

growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, more refinery production ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. After bottoming in early July, yields began to rise again as market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

4	Wells Fargo Heritage Money Market Fund	Letter to shareholders (unaudited)

Investor optimism continued into January 2017.

January brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve a large fiscal stimulus package.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Heritage Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®

Jeffrey L. Weaver, CFA®

Laurie White

Average annual total returns (%) as of January 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Administrator Class (SHMXX)	6-29-1995	0.31	0.07	0.80	0.34	0.34
Institutional Class (SHIXX)	3-31-2000	0.44	0.12	0.88	0.22	0.20
Select Class (WFJXX)	6-29-2007	0.52	0.19	0.94	0.18	0.13
Service Class (WHTXX)	6-30-2010	0.21	0.05	0.79	0.51	0.43

Yield summary (%) as of January 31, 20173

	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield	0.59	0.72	0.79	0.49
7-day compound yield	0.59	0.72	0.79	0.49
30-day simple yield	0.57	0.70	0.77	0.47
30-day compound yield	0.57	0.70	0.77	0.47

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Heritage Money Market Fund	7

Portfolio composition as of January 31, 2017[4]

Effective maturity distribution as of January 31, 2017[4]

Weighted average maturity as of January 31, 2017[5]
19 days

Weighted average life as of January 31, 2017[6]
35 days

[1]	Historical performance shown for Select Class shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Service Class shares prior to their inception reflects the performance of Administrator Class shares and has not been adjusted to reflect the higher expenses applicable to Service Class shares. If these expenses had been adjusted, returns would be lower.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 13, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.35% for Administrator Class, 0.20% for Institutional Class, 0.13% for Select Class, and 0.43% for Service Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.51%, 0.63%, 0.67%, and 0.34% for Administrator Class, Institutional Class, Select Class, and Service Class, respectively.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

8	Wells Fargo Heritage Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Interest rates were fairly steady throughout the Fund’s reporting period, which ended January 31, 2017. The reporting period began just after the first U.S. Federal Reserve (Fed) tightening in 10 years, which occurred in December 2015, and expectations for further increases were quickly tempered due to concerns about the domestic economy, the Chinese economy, and slumping oil prices. Confirmation of economic softening followed in March when the Federal Open Market Committee’s (FOMC’s) Summary of Economic Projections (also known as the dot plot) was revised to show only two increases expected for the year, down from the four implied by the previous dot plot release. The Fed used its April minutes to reopen the door to a possible hike during the summer months, but once again, the U.K.’s vote to exit the European Union at the end of June 2016 dashed those hopes. Using three-month LIBOR (London Interbank Offered Rate) as a proxy, rates in the prime space bumped along near 0.60% for the entire first half of the year.

The amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury and government money market funds continued to operate much as they always did, with stable $1.00 net asset values. Meanwhile, tax-exempt and prime funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. This was one of the Securities and Exchange Commission’s main rule changes taking effect in 2016, and it is intended to help prevent runs on money market funds by making it clear to shareholders that the value of these institutional money market funds may fluctuate. In addition, money market fund boards of directors have discretion to impose either a liquidity fee of up to 2% on shareholder redemptions or a temporary suspension of redemptions (gate) if a fund’s weekly liquid assets fall below 30% of its total assets and the board determines that the fee or gate is in the best interest of the fund’s shareholders. Meanwhile, retail investors will continue to transact at a stable $1.00 NAV but may be subject to liquidity fees and redemption gates. (For more information, see our website’s Money Market Fund Regulatory Resource Center, accessed through the Institutional Cash Management tab.)

The highlight for money market funds during the reporting period was the full implementation of the Securities and Exchange Commission’s (SEC’s) new rules in October 2016, including floating net asset values on institutional funds, and liquidity fees and redemption gates on all non-government funds. April 2016 was a milestone of sorts with the first set of rule changes being implemented. The April rule changes included enhanced stress testing, aggregation of affiliated issuers for diversification purposes, requiring the issuers of asset-backed commercial paper to be treated as guarantors subject to the 10% guarantor limit, and enhanced portfolio disclosures on each fund’s website to provide greater transparency to investors.

Midyear, the focus shifted from the economy and the Fed, usually the most important driver of money market rates, to the implementation of the new SEC rules. While many expected assets to shift out of prime money market funds and into government money market funds (and other asset classes), no one knew when these shifts might occur and how large they would be. By the second quarter of 2016, portfolio managers were shortening weighted average maturities of prime money market funds and increasing liquidity to prepare for the asset shift. That trend accelerated through the summer, with investors shunning trades in securities with a maturity date longer than October 14, 2016. At the same time, the pace of rotation out of prime funds and into government funds increased.

In the weeks leading up to implementation day, the intentions of direct-purchase money market fund holders was still a mystery and their assets were consequently stubbornly sticky. In contrast, most sponsor- and intermediary-driven flows resulting from prime money market shareholders converting to government money market funds or prime fund liquidations, had already occurred or were well communicated as to timing and amount. Consequently, most institutional prime fund managers, including us, chose to be extremely liquid. By the end of September 2016, prime assets had declined from $1.3 trillion at the end of 2015 to $583 billion, or about a 55% decline, and yields on short-term securities rapidly adjusted higher as demand dried up.

Leading into implementation, we repositioned a large portion of our holdings into variable-rate demand notes because they offered two advantages over very short-term time deposits or repurchase agreements (repos): daily or weekly liquidity and a significant yield advantage over taxable securities due to the reform-related asset outflows from tax-exempt money market products. As assets stabilized toward the end of the reporting period, we were then able to take advantage of a steep yield curve by opportunistically buying floating-rate notes and longer-dated securities. The steep money market curve reflected not only the marketplace’s efforts to find equilibrium between much-reduced demand and supply but also a belief that focus could once again revert back to economic expectations. Indeed, the Fed raised rates again at its December 2016 FOMC meeting, targeting the federal funds rate to between 0.50% and 0.75%.

Performance highlights (unaudited)	Wells Fargo Heritage Money Market Fund	9

Strategic outlook

Now that we, as an industry, are past money market reform, a bit of normalcy is returning. With a new president seeming to promise fiscal stimulus to prod the economy into renewed growth, the Fed is likely to become a bigger influence this year than it has been in the recent past. The yield spread between government and prime securities is wide and widening. While demand from the increase in government money market funds as well as other factors, such as worries about the approaching U.S. debt ceiling, should keep a lid on government yields, the yield curve in the prime space should maintain its positive slope as the Fed maintains its intention to continue to raise the federal funds rate during 2017. As the yield differential increases, we might see a shift from government funds back to prime funds. In any case, we remain ever mindful of our investment philosophy and strategy of preservation of principal and liquidity and continue to emphasize high-credit and highly liquid securities in the portfolios.

10	Wells Fargo Heritage Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2016	Ending account value 1-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Administrator Class
Actual	$1,000.00	$1,002.02	$1.66	0.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.48	$1.68	0.33%
Institutional Class
Actual	$1,000.00	$1,002.67	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Select Class
Actual	$1,000.00	$1,003.13	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Service Class
Actual	$1,000.00	$1,001.52	$2.16	0.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.98	$2.19	0.43%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2017	Wells Fargo Heritage Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 20.96%
Banco del Estado de Chile	1.10%	4-18-2017	$36,000,000	$36,011,953
Bank of Montreal	1.08	4-4-2017	35,000,000	35,021,275
Bank of Montreal	1.16	6-7-2017	24,000,000	24,006,264
Bank of Nova Scotia ±	1.31	5-11-2017	21,000,000	21,017,338
Bank of Nova Scotia ±	1.32	4-6-2017	40,000,000	40,030,853
Chiba Bank Limited	1.10	3-13-2017	35,000,000	35,004,948
Chiba Bank Limited	1.10	3-23-2017	40,000,000	40,003,916
Cooperatieve Centrale ±	1.14	7-10-2017	45,000,000	45,001,708
Credit Suisse (New York) ±	1.47	5-12-2017	26,000,000	26,024,924
Credit Suisse (New York) ±	1.47	7-10-2017	35,000,000	35,006,012
HSBC Bank plc	0.60	2-1-2017	86,000,000	86,000,000
KBC Bank	0.58	2-1-2017	108,000,000	108,000,000
Mizuho Bank Limited ±	1.52	3-7-2017	28,500,000	28,520,307
National Bank of Kuwait	0.58	2-1-2017	108,500,000	108,500,000
NBAD Americas NV	0.58	2-1-2017	106,000,000	106,000,000
Norinchukin Bank	0.90	2-15-2017	36,000,000	36,002,640
Sumitomo Mitsui Banking Corporation ±	1.42	4-18-2017	32,000,000	32,026,763
Svenska Handelsbanken NY ±	1.17	8-7-2017	36,000,000	36,004,886
Swedbank ±	1.12	5-22-2017	20,000,000	20,004,380

Total Certificates of Deposit (Cost $898,062,332)				898,188,167

Commercial Paper: 44.03%

Asset-Backed Commercial Paper: 25.60%
Alpine Securitization Limited (z)144A	1.00	2-2-2017	13,000,000	12,999,758
Alpine Securitization Limited (z)144A	1.02	2-10-2017	13,000,000	12,997,663
Alpine Securitization Limited (z)144A	1.18	3-21-2017	12,000,000	11,986,192
Anglesea Funding LLC 144A±	1.00	6-30-2017	43,000,000	42,998,661
Antalis SA (z)144A	1.00	2-2-2017	11,000,000	10,999,796
Antalis SA (z)144A	1.15	4-7-2017	35,000,000	34,941,229
Atlantic Asset Securitization Corporation (z)144A	1.05	3-6-2017	19,000,000	18,984,099
Barton Capital Corporation (z)144A	0.95	3-8-2017	25,000,000	24,979,389
Barton Capital Corporation (z)144A	0.97	3-9-2017	22,860,000	22,840,432
Cancara Asset Security Limited (z)	0.91	3-13-2017	7,000,000	6,993,490
Cedar Spring Capital Company (z)144A	1.08	2-9-2017	15,000,000	14,996,793
Chesham Finance Limited (z)144A	0.73	2-1-2017	140,000,000	140,000,000
Concord Minutemen Capital Company (z)144A	0.85	2-9-2017	32,000,000	31,994,937
Concord Minutemen Capital Company (z)144A	0.85	2-13-2017	25,000,000	24,993,850
Gotham Funding Corporation (z)144A	0.94	3-8-2017	18,040,000	18,025,618
Kells Funding LLC (z)144A	0.78	2-14-2017	30,000,000	29,992,265
Kells Funding LLC (z)144A	0.79	2-21-2017	28,000,000	27,988,489
Kells Funding LLC (z)144A	0.95	2-7-2017	12,000,000	11,998,660
Kells Funding LLC 144A±	1.22	5-2-2017	30,000,000	30,011,516
Legacy Capital Company (z)144A	0.83	2-13-2017	22,584,000	22,576,939
Lexington Parker Capital Company LLC (z)144A	1.15	4-20-2017	38,500,000	38,417,001
LMA Amercias LLC (z)144A	0.95	2-8-2017	25,000,000	24,996,568
LMA Americas LLC (z)144A	1.05	3-7-2017	25,700,000	25,680,170
Manhattan Asset Funding Company LLC (z)144A	0.94	3-3-2017	23,000,000	22,984,609
Matchpoint Finance plc (z)144A	0.95	3-9-2017	19,000,000	18,982,843
Matchpoint Finance plc (z)144A	0.97	2-23-2017	5,000,000	4,997,381
Matchpoint Finance plc (z)144A	1.02	3-7-2017	29,000,000	28,975,432

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Heritage Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Mont Blanc Capital Corporation (z)144A	0.90%	3-27-2017	$35,000,000	$34,953,643
Mountcliff Funding LLC (z)144A	0.73	2-1-2017	60,000,000	60,000,000
Nieuw Amsterdam Receivable (z)144A	0.87	3-13-2017	35,000,000	34,967,450
Nieuw Amsterdam Receivable (z)144A	0.88	2-3-2017	18,000,000	17,999,325
Regency Markets No.1 LLC (z)144A	0.80	2-8-2017	33,000,000	32,995,470
Ridgefield Funding Company (z)144A	0.82	2-3-2017	50,000,000	49,998,125
Ridgefield Funding Company (z)144A	1.05	4-3-2017	44,000,000	43,932,155
Starbird Funding Corporation (z)144A	1.02	3-7-2017	29,000,000	28,975,432
Versailles Commercial Paper LLC 144A±	1.02	6-1-2017	50,000,000	50,000,001
Victory Receivables (z)144A	0.94	3-3-2017	25,000,000	24,979,104

				1,097,134,485

Financial Company Commercial Paper: 18.06%
Banco de Credito e Inversiones (z)144A	1.10	2-15-2017	9,000,000	8,996,055
Bank of Nova Scotia 144A±	1.21	8-4-2017	32,000,000	32,002,004
BPCE (z)144A	1.16	5-1-2017	26,000,000	25,933,151
Caisse Centrale Desjardins du Quebec (z)144A	0.98	3-8-2017	37,800,000	37,766,925
Commonwealth Bank of Australia 144A±	1.17	8-4-2017	32,000,000	31,996,097
Commonwealth Bank of Australia 144A±	1.41	4-19-2017	40,000,000	40,041,627
DBS Bank Limited (z)144A	1.04	4-4-2017	35,000,000	34,954,310
Erste Bank der oesterreichischen Sparkassen AG 144A±	1.12	3-14-2017	69,000,000	69,025,825
HSBC Bank plc 144A±	1.19	6-7-2017	25,000,000	25,008,097
ING Funding LLC ±	1.22	5-30-2017	27,000,000	27,012,636
Macquarie Bank Limited (z)144A	0.84	2-13-2017	35,500,000	35,491,267
Macquarie Bank Limited (z)144A	0.90	3-7-2017	11,000,000	10,991,232
Nationwide Building Society (z)144A	1.09	4-3-2017	62,000,000	61,899,987
Nationwide Buliding Society (z)144A	0.90	2-2-2017	26,000,000	25,999,374
NV Bank Nederlandse Gemeenten (z)144A	0.82	2-9-2017	95,000,000	94,984,969
Oversea-Chinese Banking Corporation (z)144A	1.05	4-6-2017	20,000,000	19,971,556
Oversea-Chinese Banking Corporation (z)144A	1.05	4-10-2017	27,000,000	26,957,976
Oversea-Chinese Banking Corporation 144A±	1.17	7-19-2017	35,000,000	35,000,136
Sumitomo Trust & Bankng Corporation (z)144A	1.01	4-5-2017	52,000,000	51,925,926
United Overseas Bank Limited (z)144A	0.93	2-9-2017	18,000,000	17,997,312
United Overseas Bank Limited (z)144A	1.04	4-5-2017	30,000,000	29,959,890
United Overseas Bank Limited (z)144A	1.05	4-24-2017	30,000,000	29,940,003

				773,856,355

Other Commercial Paper: 0.37%
Erste Abwicklungsanstalt (z)144A	1.04	4-25-2017	16,000,000	15,968,497

Total Commercial Paper (Cost $1,886,697,746)				1,886,959,337

Municipal Obligations: 29.42%

Arkansas: 0.27%

Variable Rate Demand Note ø: 0.27%
Maumelle AR Taxable Bonds Kimberly Clark Corporation Project (Industrial Development Revenue) 144A	0.80	8-1-2045	11,700,000	11,700,000

California: 1.66%

Other Municipal Debt: 0.23%
Los Angeles County CA Metropolitan Transportation Authority (Transportation Revenue)	0.84	2-9-2017	10,000,000	10,000,240

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Heritage Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø: 1.43%
California Tender Option Bond Trust Receipts/Certificates Palomar Pomerado Health Series XG0017 (GO Revenue, Bank of America NA LIQ) 144A	0.96%	8-1-2037	$13,000,000	$13,000,000
RBC Municipal Products Incorporated Trust Water District Series E (Water & Sewer Revenue, Royal Bank of Canada LOC) 144A	0.80	4-5-2019	48,000,000	48,000,000

				61,000,000

Colorado: 4.12%

Variable Rate Demand Notes ø: 4.12%
Colorado HFA MFHR Class I Series A-1 (Housing Revenue, FHLB LIQ)	0.72	10-1-2036	20,000,000	20,000,000
Colorado HFA MFHR Class I Series A-1 (Housing Revenue, FHLB SPA)	0.75	10-1-2034	6,825,000	6,825,000
Colorado HFA MFHR Class I Series A-1 (Housing Revenue, FHLB SPA)	0.85	10-1-2033	16,240,000	16,240,000
Colorado HFA MFHR Class I Series B-1 (Housing Revenue, FHLB SPA)	0.75	4-1-2040	6,020,000	6,020,000
Colorado HFA MFHR Class II Series B (Housing Revenue, FHLB SPA)	0.80	5-1-2052	68,435,000	68,435,000
Colorado Southern Ute Indian Tribe Reservation (Industrial Development Revenue)	0.71	11-1-2031	25,000,000	25,000,000
Colorado Southern Ute Indian Tribe Reservation (Miscellaneous Revenue)	0.80	1-1-2027	33,920,000	33,920,000

				176,440,000

Georgia: 1.49%

Variable Rate Demand Notes ø: 1.49%
Greene County GA Development Authority Taxable Bonds Reynolds Lodges Series A (Industrial Development Revenue, U.S. Bank NA LOC)	0.74	4-1-2027	20,000,000	20,000,000
Tender Option Bond Trust Receipts/Certificates Oglethorpe Power Corporation (Utilities Revenue, Societe Generale LOC, National Insured) 144A	0.91	1-1-2035	43,650,000	43,650,000

				63,650,000

Illinois: 0.23%

Variable Rate Demand Note ø: 0.23%
Illinois Housing Development Authority Valley View Apartments Project 2006 (Housing Revenue, U.S. Bank NA LOC)	0.73	5-1-2042	9,810,000	9,810,000

Louisiana: 0.47%

Variable Rate Demand Note ø: 0.47%
Saint Charles Parish LA Shell Oil Company Project Series A (Industrial Development Revenue)	0.67	10-1-2022	20,000,000	20,000,000

Maine: 1.27%

Variable Rate Demand Notes ø: 1.27%
Maine Housing Authority Mortgage Series D (Housing Revenue, Royal Bank of Canada SPA)	0.80	11-15-2039	34,400,000	34,400,000
Maine Housing Authority Series F (Housing Revenue, Citibank NA LIQ)	0.77	11-15-2032	20,000,000	20,000,000

				54,400,000

Maryland: 0.57%

Variable Rate Demand Note ø: 0.57%
Maryland Industrial Development Financing Authority Occidental Petroleum Corporation (Industrial Development Revenue)	0.80	3-1-2030	24,475,000	24,475,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Heritage Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Michigan: 1.21%

Variable Rate Demand Notes ø: 1.21%
Michigan Finance Authority Series A (Miscellaneous Revenue, JPMorgan Chase & Company LOC)	0.72%	9-1-2053	$8,000,000	$8,000,000
Michigan Housing Development Authority AMT Series C (Housing Revenue, JPMorgan Chase & Company SPA)	0.72	4-1-2042	8,260,000	8,260,000
Michigan Housing Development Authority AMT Series E (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.80	12-1-2038	35,570,000	35,570,000

				51,830,000

Minnesota: 0.94%

Variable Rate Demand Notes ø: 0.94%
Bloomington MN Bristol Village Apartments Project Series 2002A-1 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.75	11-15-2032	9,705,000	9,705,000
Dakota County MN CDA View Pointe Apartments Project Series 2007-A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.77	1-15-2038	16,865,000	16,865,000
RBC Municipal Products Incorporated Trust Floater Certificates Series E-69 (Housing Revenue, Royal Bank of Canada LOC) 144A	0.80	5-31-2018	1,375,000	1,375,000
St. Louis Park MN Knollwood Place Apartment Project Series 2005 (Housing Revenue, FHLMC LIQ)	0.74	10-1-2035	12,300,000	12,300,000

				40,245,000

New Jersey: 0.09%

Variable Rate Demand Note ø: 0.09%
New Jersey Housing and Mortgage Finance Agency Series 2007 (Housing Revenue, Bank of America NA LOC)	0.62	5-1-2029	3,855,000	3,855,000

New York: 8.88%

Variable Rate Demand Notes ø: 8.88%
JPMorgan Chase PUTTER/DRIVER Trust Series (Miscellaneous Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.67	11-1-2019	50,000,000	50,000,000
New York HFA 222 East 44TH Street Series B (Housing Revenue, Bank of China LOC)	1.12	5-1-2050	8,000,000	8,000,000
New York HFA 605 West 42nd Street Series B (Housing Revenue, Bank of China LOC)	1.13	5-1-2048	98,000,000	98,000,000
New York HFA Biltmore Tower Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.68	5-15-2034	37,300,000	37,300,000
New York HFA Manhattan West Residential Project Series B1 (Housing Revenue, Bank of China LOC)	1.14	11-1-2049	33,000,000	33,000,000
New York HFA Manhattan West Residential Project Series B2 (Housing Revenue, Bank of China LOC)	1.12	11-1-2049	37,250,000	37,250,000
New York Municipal Water Finance Authority Series T-30001-I (Water & Sewer Revenue, Citibank NA LIQ) 144A	0.79	6-15-2044	9,000,000	9,000,000
New York Taxable Trust Floater Series Yeshiva University (Education Revenue, Citibank NA LIQ) 144A	0.80	9-1-2024	27,855,000	27,855,000
New York Taxable Trust Floater Series Yeshiva University (Education Revenue, Citibank NA LIQ) 144A	0.80	9-1-2024	40,000,000	40,000,000
RBC Municipal Products Incorporated Trust Series E-51 for Invesco Van Kampen New York Value Income Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A(i)	1.28	7-1-2017	35,000,000	35,000,000
Westchester County NY Healthcare Corporation Series D (Health Revenue, TD Bank NA LOC)	0.79	11-1-2034	5,000,000	5,000,000

				380,405,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Heritage Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

North Carolina: 0.07%

Variable Rate Demand Note ø: 0.07%
North Carolina Medical Care Commission FirstHealth Carolina Project Series 2008A (Health Revenue, Branch Banking & Trust SPA)	0.71%	10-1-2028	$2,915,000	$2,915,000

Ohio: 0.67%

Variable Rate Demand Notes ø: 0.67%
Columbus OH Regional Airport Authority Flight Safety International Incorporated Project (Airport Revenue)	0.68	4-1-2044	12,170,000	12,170,000
Tender Option Bond Trust Receipts/Certificates Akron Student Housing Association LLC (Education Revenue, Societe Generale LOC, AGM Insured) 144A	0.91	3-15-2034	16,755,000	16,755,000

				28,925,000

Oklahoma: 1.00%

Variable Rate Demand Note ø: 1.00%
RBC Municipal Products Incorporated Trust Series E-77 (Transportation Revenue, Royal Bank of Canada LOC) 144A	0.80	7-13-2017	42,935,000	42,935,000

Other: 2.50%

Variable Rate Demand Notes ø: 2.50%
FHLMC MFHR Series M004 Class A (Housing Revenue, FHLMC LIQ)	0.78	1-15-2042	42,249,689	42,249,689
FHLMC MFHR Series M011 Class A (Housing Revenue, FHLMC LIQ)	0.85	8-15-2021	695,000	695,000
FHLMC MFHR Series M019 Class A (Housing Revenue, FHLMC LIQ)	0.69	1-15-2047	14,719,000	14,719,000
FHLMC MFHR Series M020 Class A (Housing Revenue, FHLMC LIQ)	0.69	11-15-2036	18,632,000	18,632,000
FHLMC MFHR Series M021 Class A (Housing Revenue, FHLMC LIQ)	0.69	6-15-2036	31,010,000	31,010,000

				107,305,689

South Carolina: 2.01%

Other Municipal Debt: 1.82%
South Carolina Public Service (Utilities Revenue)	0.80	2-7-2017	17,402,000	17,402,179
South Carolina Public Service (Utilities Revenue)	0.84	2-3-2017	12,791,000	12,791,128
South Carolina Public Service (Utilities Revenue)	0.84	2-7-2017	15,928,000	15,928,185
South Carolina Public Service (Utilities Revenue)	0.84	2-14-2017	17,000,000	17,000,438
South Carolina Public Service (Utilities Revenue)	0.84	2-21-2017	15,000,000	15,000,104

				78,122,034

Variable Rate Demand Note ø: 0.19%
South Carolina Public Service Authority (Utilities Revenue, Citibank NA LIQ) 144A	0.85	1-1-2050	8,000,000	8,000,000

Tennessee: 0.40%

Variable Rate Demand Notes ø: 0.40%
Johnson City TN Health & Educational Facilities Board Series B1 (Health Revenue, U.S. Bank NA LOC)	0.74	7-1-2033	5,590,000	5,590,000
Montgomery County TN Industrial Development Hankook Bonds Tire Manufacturing Project Series A (Industrial Development Revenue, Kookmin Bank LOC) 144A	1.10	12-1-2024	11,700,000	11,700,000

				17,290,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Heritage Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Texas: 0.35%

Variable Rate Demand Note ø: 0.35%
Port Arthur TX Navigation District Daily Fina Oil and Chemical Company Project (Industrial Development Revenue)	0.73%	5-1-2033	$14,825,000	$14,825,000

Utah: 0.68%

Variable Rate Demand Note ø: 0.68%
Utah Water Finance Agency Series B-1 (Water & Sewer Revenue, JPMorgan Chase & Company SPA)	0.69	10-1-2037	29,165,000	29,165,000

Washington: 0.21%

Variable Rate Demand Note ø: 0.21%
JP Morgan Chase PUTTERS/DRIVERS Trust Series 5002 (Tax Revenue, JPMorgan Chase & Company LIQ) 144A	0.67	11-1-2017	9,190,000	9,190,000

Wisconsin: 0.33%

Variable Rate Demand Note ø: 0.33%
Wisconsin Housing & EDA Series F (Housing Revenue, JPMorgan Chase & Company SPA)	0.78	5-1-2030	14,000,000	14,000,000

Total Municipal Obligations (Cost $1,260,481,573)				1,260,482,963

Other: 0.40%
Nuveen California Dividend Advantage Municipal Fund Variable Rate Demand Preferred Shares Series 5 (Citibank NA LIQ) ±144A§	0.79	8-1-2040	17,000,000	17,000,000

Total Other (Cost $17,000,000)				17,000,000

Other Instruments: 1.42%
ANZ New Zealand International Limited of London 144A	1.40	4-27-2017	11,000,000	11,007,789
ROC III California Crossing Chino Hills Secured Series A ±	0.75	2-1-2017	4,800,000	4,800,000
ROC III California Crossing Chino Hills Secured Series B ±	0.75	2-1-2017	3,200,000	3,200,000
Salt River Project Agricultural Improvement & Power District Series D1 (z)	1.00	2-16-2017	21,000,000	20,990,949
Suncorp Metway Limited 144A±	1.70	3-28-2017	21,000,000	21,013,526

Total Other Instruments (Cost $61,011,764)				61,012,264

Other Notes: 3.89%

Corporate Bonds and Notes: 3.89%
Hartford Healthcare Corporation ±§	0.73	7-1-2049	36,000,000	36,000,000
Providence Health & Services ±§	0.73	10-1-2042	34,170,000	34,170,000
Providence Saint Joseph Health ±§	0.72	10-1-2047	52,000,000	52,000,000
Racetrac Capital LLC ±§	0.73	9-1-2020	18,000,000	18,000,000
Smithsonian Institution ±§	0.77	9-1-2018	17,500,000	17,500,000
Steadfast Crestvilla LLC Series A ±§	0.75	2-1-2056	5,400,000	5,400,000
Steadfast Crestvilla LLC Series B ±§	0.75	2-1-2056	3,600,000	3,600,000

Total Other Notes (Cost $166,670,000)				166,670,000

Total investments in securities (Cost $4,289,923,415) *	100.12%	4,290,312,731
Other assets and liabilities, net	(0.12)	(5,136,978)

Total net assets	100.00%	$4,285,175,753

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Heritage Money Market Fund	17

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(z)	Zero coupon security. The rate represents the current yield to maturity.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

§	The security is subject to a demand feature which reduces the effective maturity.

*	Cost for federal income tax purposes is $4,289,923,418 and unrealized gains (losses) consists of:

Gross unrealized gains	$397,739
Gross unrealized losses	(8,426)

Net unrealized gains	$389,313

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Heritage Money Market Fund	Statement of assets and liabilities—January 31, 2017

Assets
Investments in unaffiliated securities, at value (cost $4,289,923,415)	$4,290,312,731
Receivable for investments sold	12,000,220
Receivable for Fund shares sold	150
Receivable for interest	2,407,287
Receivable from broker	86,000,000
Prepaid expenses and other assets	252,793

Total assets	4,390,973,181

Liabilities
Dividends payable	436,310
Payable for investments purchased	17,500,882
Due to custodian bank	85,972,319
Management fee payable	120,259
Administration fees payable	175,097
Accrued expenses and other liabilities	1,592,561

Total liabilities	105,797,428

Total net assets	$4,285,175,753

NET ASSETS CONSIST OF
Paid-in capital	$4,285,196,854
Overdistributed net investment income	(410,417)
Net unrealized gains on investments	389,316

Total net assets	$4,285,175,753

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Administrator Class	$82,591,403
Shares outstanding – Administrator Class[1]	82,569,274
Net asset value per share – Administrator Class	$1.0003
Net assets – Institutional Class	$749,051,866
Shares outstanding – Institutional Class[1]	748,843,644
Net asset value per share – Institutional Class	$1.0003
Net assets – Select Class	$3,386,093,285
Shares outstanding – Select Class[1]	3,384,892,402
Net asset value per share – Select Class	$1.0004
Net assets – Service Class	$67,439,199
Shares outstanding – Service Class[1]	67,420,766
Net asset value per share – Service Class	$1.0003

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2017	Wells Fargo Heritage Money Market Fund	19

Investment income
Interest	$143,900,616

Expenses
Management fee	34,617,659
Administration fees
Administrator Class	214,959
Institutional Class	3,959,166
Select Class	8,007,803
Service Class	548,553
Shareholder servicing fees
Administrator Class	214,959
Service Class	1,135,674
Custody and accounting fees	1,952,445
Professional fees	64,142
Registration fees	585,065
Shareholder report expenses	78,972
Trustees’ fees and expenses	17,059
Other fees and expenses	613,506

Total expenses	52,009,962
Less: Fee waivers and/or expense reimbursements	(13,412,649)

Net expenses	38,597,313

Net investment income	105,303,303

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	86,447
Net change in unrealized gains on investments	389,316

Net realized and unrealized gains (losses) on investments	475,763

Net increase in net assets resulting from operations	$105,779,066

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Heritage Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2017		Year ended January 31, 2016

Operations
Net investment income		$105,303,303		$57,918,622
Net realized gains on investments		86,447		44,104
Net change in unrealized gains (losses) on investments		389,316		0

Net increase in net assets resulting from operations		105,779,066		57,962,726

Distributions to shareholders from
Net investment income
Administrator Class		(526,144)		(82,844)
Institutional Class		(17,905,043)		(6,964,106)
Select Class		(86,260,247)		(50,705,296)
Service Class		(599,853)		(166,376)

Total distributions to shareholders		(105,291,287)		(57,918,622)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	455,731,837	455,737,704	859,971,672	859,971,672
Institutional Class	29,504,670,500	29,504,977,813	48,495,724,190	48,495,724,190
Select Class	279,199,542,442	270,201,686,287	454,724,848,158	454,724,848,158
Service Class	10,449,618,132	10,449,635,008	25,397,956,170	25,397,956,170

		310,612,036,812		529,478,500,190

Reinvestment of distributions
Administrator Class	316,562	316,587	33,087	33,087
Institutional Class	5,832,711	5,832,989	1,709,633	1,709,633
Select Class	52,842,200	52,843,886	27,982,825	27,982,825
Service Class	147,805	147,820	19,446	19,446

		59,141,282		29,744,991

Payment for shares redeemed
Administrator Class	(631,620,593)	(631,627,902)	(914,600,653)	(914,600,653)
Institutional Class	(37,013,949,429)	(37,014,338,574)	(49,641,942,181)	(49,641,942,181)
Select Class	(313,085,833,381)	(304,088,354,729)	(452,780,915,187)	(452,780,915,187)
Service Class	(11,280,593,935)	(11,280,612,758)	(25,624,163,521)	(25,624,163,521)

		(353,014,933,963)		(528,961,621,542)

Net increase (decrease) in net assets resulting from capital share transactions		(42,343,755,869)		546,623,639

Total increase (decrease) in net assets		(42,343,268,090)		546,667,743

Net assets
Beginning of period		46,628,443,843		46,081,776,100

End of period		$4,285,175,753		$46,628,443,843

Overdistributed net investment income		$(410,417)		$(422,433)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Heritage Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0028	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0003	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0031	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0028)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0003	$1.00	$1.00	$1.00	$1.00
Total return[3]	0.31%	0.03%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.34%	0.34%	0.34%	0.34%
Net expenses	0.33%	0.25%	0.19%	0.20%	0.24%
Net investment income	0.24%	0.03%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$82,591	$258,152	$312,748	$286,618	$278,541

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Heritage Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0039	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0005	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0044	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0041)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0003	$1.00	$1.00	$1.00	$1.00
Total return	0.44%	0.08%	0.01%	0.02%	0.05%
Ratios to average net assets (annualized)
Gross expenses	0.23%	0.22%	0.22%	0.22%	0.22%
Net expenses	0.20%	0.20%	0.19%	0.19%	0.20%
Net investment income	0.36%	0.08%	0.01%	0.02%	0.05%
Supplemental data
Net assets, end of period (000s omitted)	$749,052	$8,252,614	$9,397,113	$10,473,476	$7,815,293

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Heritage Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0048	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0004	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0052	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0048)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0004	$1.00	$1.00	$1.00	$1.00
Total return	0.52%	0.15%	0.07%	0.09%	0.12%
Ratios to average net assets (annualized)
Gross expenses	0.19%	0.18%	0.18%	0.18%	0.18%
Net expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	0.43%	0.16%	0.07%	0.08%	0.12%
Supplemental data
Net assets, end of period (000s omitted)	$3,386,093	$37,219,390	$35,247,440	$30,569,838	$27,354,255

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Heritage Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1,2]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0016	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net realized and unrealized gains (losses) on investments	0.0005	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]

Total from investment operations	0.0021	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Distributions to shareholders from
Net investment income	(0.0018)	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]
Net asset value, end of period	$1.0003	$1.00	$1.00	$1.00	$1.00
Total return	0.21%	0.02%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.51%	0.50%	0.50%	0.50%
Net expenses	0.43%	0.27%	0.19%	0.20%	0.24%
Net investment income	0.13%	0.02%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$67,439	$898,288	$1,124,475	$1,064,804	$662,253

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

[3]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Heritage Money Market Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Heritage Money Market Fund (the “Fund”) which is a diversified series of the Trust.

During the year, the amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury, government and retail money market funds continued to operate with stable $1.00 net asset values. Meanwhile, tax-exempt and prime money market funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. In addition, money market fund boards of directors have the discretion to impose liquidity fees or redemption gates on all non-government funds. As a result of the changes due to money market reform, the institutional prime and municipal money market funds may have been subject to significant flows in shareholder activity as assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

26	Wells Fargo Heritage Money Market Fund	Notes to financial statements

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At January 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(6,486,785)	$6,486,785

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Heritage Money Market Fund	27

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Certificates of deposit	$0	$898,188,167	$0	$898,188,167
Asset-backed commercial paper	0	1,097,134,485	0	1,097,134,485
Financial company commercial paper	0	773,856,355	0	773,856,355
Other commercial paper	0	15,968,497	0	15,968,497
Other municipal debt	0	88,122,274	0	88,122,274
Variable rate demand notes	0	1,172,360,689	0	1,172,360,689
Other	0	17,000,000	0	17,000,000
Other instruments	0	61,012,264	0	61,012,264
Other notes	0	166,670,000	0	166,670,000
Total assets	$0	$4,290,312,731	$0	$4,290,312,731

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At January 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2017, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

Funds Management has retained the services of a certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A. an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from WellsCap at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

28	Wells Fargo Heritage Money Market Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Select Class	0.04
Service Class	0.12

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 13, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.13% for Select Class shares, and 0.43% for Service Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2017, Funds Management voluntarily waived additional class specific expenses to maintain a positive yield.

During the year ended January 31,2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $59,758 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $12,015 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class and Service Class of the Fund are charged a fee at an annual rate of 0.10% and 0.25%, respectively, of their average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $105,291,287 and $57,918,622 of ordinary income for the years ended January 31, 2017 and January 31, 2016, respectively.

As of January 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$335,406	$389,313

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach

Notes to financial statements	Wells Fargo Heritage Money Market Fund	29

and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

8. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

30	Wells Fargo Heritage Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Heritage Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Heritage Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

Other information (unaudited)	Wells Fargo Heritage Money Market Fund	31

TAX INFORMATION

For the fiscal year ended January 31, 2017, $78,153,411 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Heritage Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Heritage Money Market Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo Heritage Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

301450 03-17 A304/AR304 01-17

Annual Report

January 31, 2017

Retail Money Market Funds

∎	Wells Fargo Money Market Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/money-market-annual.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of January 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Money Market Fund for the 12-month period that ended January 31, 2017. The U.S. economy displayed resilience during the period although growth remained somewhat sluggish. International economies generally faced deeper ongoing challenges. Despite heightened market volatility, global stocks delivered strong results overall. U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

In February–March 2016, fears about global economic weakness prevailed and then abated.

As the reporting period began, most stock markets worldwide were in the midst of a decline fueled by concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and effect of interest-rate increases by the U.S. Federal Reserve (Fed). In mid-February, fears abated somewhat and global markets generally rallied. Meanwhile, bond investors’ fears about falling commodity prices, a slowing Chinese economy, weakness in European banks, and market volatility also lessened, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. With ongoing uncertainties about global growth and financial markets, the Fed held off from raising the target interest rate. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies, many of these countries’ economies faced the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Money Market Fund	3

growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, more refinery production ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. After bottoming in early July, yields began to rise again as market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

4	Wells Fargo Money Market Fund	Letter to shareholders (unaudited)

Investor optimism continued into January 2017.

January brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve a large fiscal stimulus package.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®

Jeffrey L. Weaver, CFA®

Laurie White

Average annual total returns (%) as of January 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STGXX)	7-1-1992	–	–	–	0.05	0.02	0.66	0.82	0.65
Class B*	7-1-1992	(4.98)	(0.39)	0.51	0.02	0.01	0.51	1.57	1.40
Class C**	6-30-2010	(0.99)	0.01	0.50	0.01	0.01	0.50	1.57	1.40
Premier Class (WMPXX)	3-31-2016	–	–	–	0.36	0.08	0.69	0.43	0.20
Service Class (WMOXX)	6-30-2010	–	–	–	0.11	0.03	0.70	0.72	0.50

Yield summary (%) as of January 31, 20173

	Class A	Class B*	Class C**	Premier Class	Service Class
7-day current yield	0.29	0.01	0.01	0.74	0.44
7-day compound yield	0.29	0.01	0.01	0.74	0.44
30-day simple yield	0.27	0.01	0.01	0.72	0.42
30-day compound yield	0.27	0.01	0.01	0.72	0.42
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
**	Class C shares are available only to shareholders making an exchange out of Class C shares of another mutual fund within the Wells Fargo family of funds.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Class A shares, Premier Class shares, and Service Class shares are sold without a front-end sales charge or contingent deferred sales charge. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.

For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Money Market Fund	7

Portfolio composition as of January 31, 2017[4]

Effective maturity distribution as of January 31, 2017[4]

Weighted average maturity as of January 31, 2017[5]
15 days

Weighted average life as of January 31, 2017[6]
15 days

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class B shares. Class B and Class C shares have the same expenses. Historical performance shown for Premier Class shares prior to their inception effects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses have not been included, returns would be higher. Historical performance shown for Service Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 13, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.10%, (0.65)%, (0.65)%, 0.49%, and 0.20% for Class A, Class B, Class C, Premier Class, and Service Class, respectively.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

8	Wells Fargo Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Interest rates were fairly steady throughout the Fund’s reporting period, which ended January 31, 2017. The reporting period began just after the first U.S. Federal Reserve (Fed) tightening in 10 years, which occurred in December 2015, and expectations for further increases were quickly tempered due to concerns about the domestic economy, the Chinese economy, and slumping oil prices. Confirmation of economic softening followed in March when the Federal Open Market Committee’s (FOMC’s) Summary of Economic Projections (also known as the dot plot) was revised to show only two increases expected for the year, down from the four implied by the previous dot plot release. The Fed used its April minutes to reopen the door to a possible hike during the summer months, but once again, the U.K.’s vote to exit the European Union at the end of June 2016 dashed those hopes. Using three-month LIBOR (London Interbank Offered Rate) as a proxy, rates in the prime space bumped along near 0.60% for the entire first half of the year.

The amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury and government money market funds continued to operate much as they always did, with stable $1.00 net asset values. Meanwhile, tax-exempt and prime funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. This was one of the Securities and Exchange Commission’s main rule changes taking effect in 2016, and it is intended to help prevent runs on money market funds by making it clear to shareholders that the value of these institutional money market funds may fluctuate. In addition, money market fund boards of directors have discretion to impose either a liquidity fee of up to 2% on shareholder redemptions or a temporary suspension of redemptions (gate) if a fund’s weekly liquid assets fall below 30% of its total assets and the board determines that the fee or gate is in the best interest of the fund’s shareholders. Meanwhile, retail investors will continue to transact at a stable $1.00 NAV but may be subject to liquidity fees and redemption gates. (For more information, see our website’s Money Market Fund Regulatory Resource Center, accessed through the Institutional Cash Management tab.)

The highlight for money market funds during the reporting period was the full implementation of the Securities and Exchange Commission’s (SEC’s) new rules in October 2016, including floating net asset values on institutional funds, and liquidity fees and redemption gates on all non-government funds. April 2016 was a milestone of sorts with the first set of rule changes being implemented. The April rule changes included enhanced stress testing, aggregation of affiliated issuers for diversification purposes, requiring the issuers of asset-backed commercial paper to be treated as guarantors subject to the 10% guarantor limit, and enhanced portfolio disclosures on each fund’s website to provide greater transparency to investors.

Midyear, the focus shifted from the economy and the Fed, usually the most important driver of money market rates, to the implementation of the new SEC rules. While many expected assets to shift out of prime money market funds and into government money market funds (and other asset classes), no one knew when these shifts might occur and how large they would be. By the second quarter of 2016, portfolio managers were shortening weighted average maturities of prime money market funds and increasing liquidity to prepare for the asset shift. That trend accelerated through the summer, with investors shunning trades in securities with a maturity date longer than October 14, 2016. At the same time, the pace of rotation out of prime funds and into government funds increased.

In the weeks leading up to implementation day, the intentions of direct-purchase money market fund holders was still a mystery and their assets were consequently stubbornly sticky. In contrast, most sponsor- and intermediary-driven flows resulting from prime money market shareholders converting to government money market funds or prime fund liquidations, had already occurred or were well communicated as to timing and amount. Consequently, most institutional prime fund managers, including us, chose to be extremely liquid. By the end of September 2016, prime assets had declined from $1.3 trillion at the end of 2015 to $583 billion, or about a 55% decline, and yields on short-term securities rapidly adjusted higher as demand dried up.

Leading into implementation, we repositioned a large portion of our holdings into variable-rate demand notes because they offered two advantages over very short-term time deposits or repurchase agreements (repos): daily or weekly liquidity and a significant yield advantage over taxable securities due to the reform-related asset outflows from tax-exempt money market products. As assets stabilized toward the end of the reporting period, we were then able to take advantage of a steep yield curve by opportunistically buying floating-rate notes and longer-dated securities. The steep money market curve reflected not only the marketplace’s efforts to find equilibrium between much-reduced demand and supply but also a belief that focus could once again revert back to economic expectations. Indeed, the Fed raised rates again at its December 2016 FOMC meeting, targeting the federal funds rate to between 0.50% and 0.75%.

Performance highlights (unaudited)	Wells Fargo Money Market Fund	9

Strategic outlook

Now that we, as an industry, are past money market reform, a bit of normalcy is returning. With a new president seeming to promise fiscal stimulus to prod the economy into renewed growth, the Fed is likely to become a bigger influence this year than it has been in the recent past. The yield spread between government and prime securities is wide and widening. While demand from the increase in government money market funds as well as other factors, such as worries about the approaching U.S. debt ceiling, should keep a lid on government yields, the yield curve in the prime space should maintain its positive slope as the Fed maintains its intention to continue to raise the federal funds rate during 2017. As the yield differential increases, we might see a shift from government funds back to prime funds. In any case, we remain ever mindful of our investment philosophy and strategy of preservation of principal and liquidity and continue to emphasize high-credit and highly liquid securities in the portfolios.

10	Wells Fargo Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning account value 8-1-2016	Ending account value 1-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.44	$2.98	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$3.01	0.59%
Class B
Actual	$1,000.00	$1,000.12	$3.22	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.26	0.64%
Class C
Actual	$1,000.00	$1,000.05	$3.48	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.52	0.69%
Premier Class
Actual	$1,000.00	$1,002.51	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Service Class
Actual	$1,000.00	$1,001.00	$2.51	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—January 31, 2017	Wells Fargo Money Market Fund	11

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Certificates of Deposit: 13.22%
Bank of Nova Scotia ±	1.31%	5-11-2017	$5,000,000	$5,002,818	0.87%
Chiba Bank Limited	1.10	3-13-2017	5,000,000	5,000,000	0.87
Chiba Bank Limited	1.10	3-23-2017	5,000,000	5,000,000	0.87
Cooperatieve Centrale ±	1.14	7-10-2017	5,000,000	5,000,000	0.87
HSBC Bank plc	0.60	2-1-2017	8,000,000	8,000,000	1.39
HSBC Bank plc ±144A	1.19	6-7-2017	4,000,000	4,000,000	0.70
National Bank of Kuwait	0.58	2-1-2017	11,050,000	11,050,000	1.92
NBAD Americas NV	0.58	2-1-2017	11,000,000	11,000,000	1.91
Other securities				22,003,645	3.82

Total Certificates of Deposit (Cost $76,056,463)				76,056,463	13.22

Commercial Paper: 37.58%

Asset-Backed Commercial Paper: 20.56%
Antalis SA	0.85-1.00	2-2-2017 to 2-13-2017	6,000,000	5,998,811	1.04
Chesham Finance Limited 144A(z)	0.73	2-1-2017	9,000,000	9,000,000	1.57
Concord Minutemen Capital Company 144A(z)	0.85	2-9-2017	4,000,000	3,999,244	0.70
Concord Minutemen Capital Company 144A(z)	0.85	2-13-2017	5,000,000	4,998,583	0.87
Kells Funding LLC	0.79-1.22	2-7-2017 to 5-2-2017	12,000,000	11,997,047	2.09
Lexington Parker Capital Company LLC 144A(z)	1.15	4-20-2017	5,000,000	4,987,542	0.87
LMA Americas LLC 144A(z)	0.95-1.05	2-8-2017 to 3-7-2017	6,000,000	5,996,471	1.04
Matchpoint Finance plc 144A(z)	0.97-1.02	2-23-2017 to 3-7-2017	12,000,000	11,992,145	2.09
Nieuw Amsterdam Receivable 144A(z)	0.88-0.96	2-3-2017 to 2-23-2017	7,000,000	6,996,969	1.22
Regency Markets No.1 LLC 144A(z)	0.80	2-8-2017	6,000,000	5,999,067	1.04
Ridgefield Funding Company 144A(z)	1.06	4-3-2017	9,000,000	8,983,937	1.56
Versailles Commercial Paper LLC ±144A	1.02	6-1-2017	8,000,000	8,000,000	1.39
Victory Receivables	0.94-0.95	3-3-2017 to 3-10-2017	6,300,000	6,294,428	1.09
Other securities				22,982,698	3.99

				118,226,942	20.56

Financial Company Commercial Paper: 15.98%
Barclays Bank plc 144A(z)	0.97	2-15-2017	5,000,000	4,998,114	0.87
Caisse Centrale Desjardins du Quebec 144A(z)	0.96	3-8-2017	5,000,000	4,995,352	0.87
Commonwealth Bank of Australia ±144A	1.41	4-19-2017	6,000,000	6,004,584	1.04
DBS Bank Limited 144A(z)	1.04	4-4-2017	7,000,000	6,987,462	1.21
Erste Bank der oesterreichischen Sparkassen AG ±144A	1.12	3-14-2017	5,000,000	5,000,000	0.87
Nationwide Building Society 144A(z)	0.90-1.10	2-2-2017 to 4-3-2017	8,000,000	7,990,606	1.39
NV Bank Nederlandse Gemeenten 144A(z)	0.82	2-9-2017	5,000,000	4,999,089	0.87
Oversea-Chinese Banking Corporation 144A(z)	1.05	4-10-2017	5,000,000	4,990,083	0.87
Oversea-Chinese Banking Corporation ±144A	1.17	7-19-2017	5,000,000	5,000,000	0.87
Sumitomo Trust & Banking Company 144A(z)	0.90	2-17-2017	12,000,000	11,995,200	2.09
Suncorp Group Limited 144A(z)	0.88	2-1-2017	8,000,000	8,000,000	1.39
United Overseas Bank Limited 144A(z)	1.05	4-24-2017	5,000,000	4,988,042	0.87
Other securities				15,976,317	2.77

				91,924,849	15.98

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Money Market Fund	Summary portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Other Commercial Paper: 1.04%
Erste Abwicklungsanstalt 144A(z)	0.91-1.04%	2-15-2017 to 4-25-2017	$6,000,000	$5,993,788	1.04%

Total Commercial Paper (Cost $216,145,579)				216,145,579	37.58

Municipal Obligations: 39.89%

Arizona: 0.52%

Other Municipal Debt: 0.52%
Other securities				2,998,750	0.52

California: 2.65%

Variable Rate Demand Notes ø: 2.65%
JPMorgan Chase PUTTER/DRIVER Trust Series 3841 (Transportation Revenue, Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.74	7-1-2024	5,235,000	5,235,000	0.91
RBC Municipal Products Incorporated Trust Water District Series E (Water & Sewer Revenue, Royal Bank of Canada LOC) 144A	0.80	4-5-2019	6,000,000	6,000,000	1.04
Other securities				4,000,000	0.70

				15,235,000	2.65

Colorado: 2.71%

Variable Rate Demand Notes ø: 2.71%
Other securities				15,595,000	2.71

Connecticut: 3.66%

Variable Rate Demand Notes ø: 3.66%
Puttable Floating Option Taxable Series TNP-1013 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.30	4-15-2046	21,080,000	21,080,000	3.66

District of Columbia: 2.61%

Variable Rate Demand Notes ø: 2.61%
Howard University (Education Revenue)	0.79	8-1-2031	15,000,000	15,000,000	2.61

Florida: 0.87%

Variable Rate Demand Notes ø: 0.87%
Orlando-Orange County FL Expressway Authority Series 2007 (Transportation Revenue, BHAC/AGM Insured, Citibank NA LIQ)	0.71	7-1-2042	3,000,000	3,000,000	0.52
Other securities				2,015,000	0.35

				5,015,000	0.87

Georgia: 1.71%

Variable Rate Demand Notes ø: 1.71%
Columbus GA Housing Development Authority Puttable Floating Option Taxable Notes Series TN-024 (Housing Revenue, ACA Insured, Bank of America NA LIQ) 144A	1.02	10-1-2039	4,830,000	4,830,000	0.84

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2017	Wells Fargo Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
Macon-Bibb County GA Industrial Authority Development Kumho Tire Georgia Incorporated Series A (Industrial Development Revenue, Korea Development Bank LOC)	1.05%	12-1-2022	$5,000,000	$5,000,000	0.87%

				9,830,000	1.71

Idaho: 0.58%

Variable Rate Demand Notes ø: 0.58%
Other securities				3,335,000	0.58

Iowa: 1.04%

Variable Rate Demand Notes ø: 1.04%
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC)	0.87	4-1-2022	6,000,000	6,000,000	1.04

Louisiana: 1.44%

Variable Rate Demand Notes ø: 1.44%
East Baton Rouge Parish LA Sewerage Commission Revenue Series B005 (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	1.10	2-1-2045	8,280,000	8,280,000	1.44

Maryland: 1.39%

Variable Rate Demand Notes ø: 1.39%
Maryland CDA Housing & Community Residential Series B (Housing Revenue, TD Bank NA SPA)	0.70	9-1-2033	8,000,000	8,000,000	1.39

Minnesota: 0.04%

Variable Rate Demand Notes ø: 0.04%
Other securities				240,000	0.04

Nebraska: 0.70%

Variable Rate Demand Notes ø: 0.70%
Other securities				4,000,000	0.70

New York: 8.69%

Variable Rate Demand Notes ø: 8.69%
JPMorgan Chase PUTTER/DRIVER Trust Series 5012 (Miscellaneous Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.67	11-1-2019	10,000,000	10,000,000	1.74
New York HFA 605 West 42nd Street Series B (Housing Revenue, Bank of China LOC)	1.13	5-1-2048	17,000,000	17,000,000	2.96
New York HFA Biltmore Tower Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.68	5-15-2034	4,000,000	4,000,000	0.69
New York HFA Manhattan West Residential Housing Series B-2 (Housing Revenue, Bank of China LOC)	1.25	11-1-2049	10,000,000	10,000,000	1.74
New York HFA Manhattan West Residential Project Series B-2 (Housing Revenue, Bank of China LOC)	1.12	11-1-2049	1,000,000	1,000,000	0.17

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Money Market Fund	Summary portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
RBC Municipal Products Incorporated Trust Series E-51 for Invesco Van Kampen New York Value Income Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A(i)	1.28%	7-1-2017	$4,000,000	$4,000,000	0.70%
Other securities				4,000,000	0.69

				50,000,000	8.69

North Dakota: 0.35%

Variable Rate Demand Notes ø: 0.35%
Other securities				2,000,000	0.35

Ohio: 0.35%

Variable Rate Demand Notes ø: 0.35%
Other securities				2,000,000	0.35

Oklahoma: 1.00%

Variable Rate Demand Notes ø: 1.00%
RBC Municipal Products Incorporated Trust Series E-77 (Transportation Revenue, Royal Bank of Canada LOC) 144A	0.80	7-13-2017	5,725,000	5,725,000	1.00

Oregon: 0.87%

Variable Rate Demand Notes ø: 0.87%
Tender Option Bond Trust Receipts/Certificates (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.02	5-1-2035	5,000,000	5,000,000	0.87

Other: 2.10%

Variable Rate Demand Notes ø: 2.10%
Clipper Tax-Exempt Certificate Trust Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.72	2-15-2028	6,120,000	6,120,000	1.06
FHLMC MFHR Series M021 Class A (Housing Revenue, FHLMC LIQ)	0.69	6-15-2036	5,965,000	5,965,000	1.04

				12,085,000	2.10

South Carolina: 0.52%

Other Municipal Debt: 0.52%
Other securities				3,000,000	0.52

Tennessee: 0.87%

Variable Rate Demand Notes ø: 0.87%
Montgomery County TN Industrial Development Bonds Hankook Tire Manufacturing Project Series A (Industrial Development Revenue, Kookmin Bank LOC)	1.10	12-1-2024	5,000,000	5,000,000	0.87

Texas: 4.00%

Variable Rate Demand Notes ø: 4.00%
Brazos Harbor TX Industrial Development Corporation (Industrial Development Revenue)	0.76	10-1-2036	15,000,000	15,000,000	2.61
Other securities				8,000,000	1.39

				23,000,000	4.00

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2017	Wells Fargo Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Utah: 0.87%

Variable Rate Demand Notes ø: 0.87%
Utah Water Finance Agency Series B-1 (Water & Sewer Revenue, JPMorgan Chase & Company SPA)	0.69%	10-1-2037	$5,000,000	$5,000,000	0.87%

Wisconsin: 0.35%

Variable Rate Demand Notes ø: 0.35%
Other securities				2,000,000	0.35

Total Municipal Obligations (Cost $229,418,750)				229,418,750	39.89

Other: 1.83%
Other securities				10,500,000	1.83

Other Instruments: 0.70%
Other securities				4,002,492	0.70

Other Notes: 4.39%

Corporate Bonds and Notes: 4.39%
Providence Health & Services ±§	0.73	10-1-2042	5,780,000	5,780,000	1.00
Providence St. Joseph Health ±§	0.72	10-1-2047	7,000,000	7,000,000	1.22
Steadfast Crestvilla LLC ±§	0.75	2-1-2056	7,240,000	7,240,000	1.26
Other securities				5,250,000	0.91

Total Other Notes (Cost $25,270,000)				25,270,000	4.39

Repurchase Agreements: 2.43%
GX Clarke & Company, dated 1-31-17, maturity value $14,000,272 ^^	0.70	2-1-2017	14,000,000	14,000,000	2.43

Total Repurchase Agreements (Cost $14,000,000)				14,000,000	2.43

Total investments in securities (Cost $575,393,284) *				575,393,284	100.04
Other assets and liabilities, net				(214,076)	(0.04)

Total net assets				$575,179,208	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(z)	Zero coupon security. The rate represents the current yield to maturity.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

§	The security is subject to a demand feature which reduces the effective maturity.

^^	Collateralized by U.S. government securities, 3.00% to 6.00%, 5-1-2023 to 10-1-2046, fair value including accrued interest is $14,420,101.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Money Market Fund	Statement of assets and liabilities—January 31, 2017

Assets
Investments in unaffiliated securities, at amortized cost	$575,393,284
Receivable from broker	8,000,000
Receivable for Fund shares sold	670,560
Receivable for interest	359,746
Prepaid expenses and other assets	247,709

Total assets	584,671,299

Liabilities
Dividends payable	80,506
Payable for Fund shares redeemed	611,664
Due to custodian bank	7,984,964
Management fee payable	70,724
Distribution fees payable	8,751
Administration fees payable	106,509
Accrued expenses and other liabilities	628,973

Total liabilities	9,492,091

Total net assets	$575,179,208

NET ASSETS CONSIST OF
Paid-in capital	$575,944,962
Overdistributed net investment income	(357,463)
Accumulated net realized losses on investments	(408,291)

Total net assets	$575,179,208

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$539,988,565
Shares outstanding – Class A1	539,711,464
Net asset value per share – Class A	$1.00
Net assets – Class B	$195,697
Shares outstanding – Class B1	195,595
Net asset value per share – Class B	$1.00
Net assets – Class C	$13,292,938
Shares outstanding – Class C1	13,286,079
Net asset value per share – Class C	$1.00
Net assets – Premier Class	$100,411
Shares outstanding – Premier Class[1]	100,359
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$21,601,597
Shares outstanding – Service Class[1]	21,590,420
Net asset value per share – Service Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2017	Wells Fargo Money Market Fund	17

Investment income
Interest	$9,062,840

Expenses
Management fee	5,447,197
Administration fees
Class A	2,161,829
Class B	1,247
Class C	30,246
Daily Class	1,063,332	[1]
Premier Class	67	[2]
Service Class	154,271
Shareholder servicing fees
Class A	2,456,624
Class B	861
Class C	34,371
Daily Class	1,208,332	[1]
Service Class	315,721
Distribution fees
Class B	4,249
Class C	103,112
Daily Class	1,208,332	[1]
Custody and accounting fees	117,820
Professional fees	51,019
Registration fees	98,525
Shareholder report expenses	1,569
Trustees’ fees and expenses	9,576
Other fees and expenses	44,524

Total expenses	14,512,824
Less: Fee waivers and/or expense reimbursements	(5,890,431)

Net expenses	8,622,393

Net investment income	440,447

Net realized gains on investments	5,152

Net increase in net assets resulting from operations	$445,599

[1]	For the period from February 1, 2016 to August 31, 2016. At the close of business on August 31, 2016, Daily Class was liquidated and all outstanding shares were automatically redeemed. Effective September 1, 2016, Daily Class shares are no longer offered by the Fund.

[2]	For the period from March 31, 2016 (commencement of class operations) to January 31, 2017

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2017		Year ended January 31, 2016

Operations
Net investment income		$440,447		$275,512
Net realized gains on investments		5,152		2,832

Net increase in net assets resulting from operations		445,599		278,344

Distributions to shareholders from
Net investment income
Class A		(321,952)		(91,868)
Class B		(79)		(238)
Class C		(1,378)		(1,307)
Daily Class		(48,461)[1]		(117,623)
Investor Class		N/A		(34,975)[2]
Premier Class		(359)[3]		N/A
Service Class		(58,081)		(29,501)

Total distributions to shareholders		(430,310)		(275,512)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	847,102,026	847,102,026	1,708,967,716	1,708,967,716
Class B	12,747	12,747	144,381	144,381
Class C	7,193,960	7,193,960	14,112,416	14,112,416
Daily Class	2,109,837,809 [1]	2,109,837,809 [1]	5,653,474,910	5,653,474,910
Investor Class	N/A	N/A	108,715,542 [2]	108,715,542 [2]
Premier Class	100,000 [3]	100,000 [3]	N/A	N/A
Service Class	303,011,729	303,011,729	889,527,561	889,527,561

		3,267,258,271		8,374,942,526

Reinvestment of distributions
Class A	294,442	294,442	85,462	85,462
Class B	75	75	230	230
Class C	1,293	1,293	1,226	1,226
Daily Class	28,154 [1]	28,154 [1]	63,821	63,821
Investor Class	N/A	N/A	26,023 [2]	26,023 [2]
Premier Class	359 [3]	359 [3]	N/A	N/A
Service Class	36,456	36,456	11,056	11,056

		360,779		187,818

Payment for shares redeemed
Class A	(1,513,320,693)	(1,513,320,693)	(1,379,870,500)	(1,379,870,500)
Class B	(1,097,796)	(1,097,796)	(3,140,844)	(3,140,844)
Class C	(10,525,482)	(10,525,482)	(11,124,036)	(11,124,036)
Daily Class	(3,361,722,860)[1]	(3,361,722,860)[1]	(5,670,757,057)	(5,670,757,057)
Investor Class	N/A	N/A	(604,566,492)[2]	(604,566,492)[2]
Service Class	(555,677,111)	(555,677,111)	(896,450,778)	(896,450,778)

		(5,442,343,942)		(8,565,909,707)

Net decrease in net assets resulting from capital share transactions		(2,174,724,892)		(190,779,363)

Total decrease in net assets		(2,174,709,603)		(190,776,531)

Net assets
Beginning of period		2,749,888,811		2,940,665,342

End of period		$575,179,208		$2,749,888,811

Overdistributed net investment income		$(357,463)		$(367,600)

[1]	For the period from February 1, 2016 to August 31, 2016. At the close of business on August 31, 2016, Daily Class was liquidated and all outstanding shares were automatically redeemed. Effective September 1, 2016, Daily Class shares are no longer offered by the Fund.

[2]	For the period from February 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

[3]	For the period from March 31, 2016 (commencement of class operations) to January 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.05%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.83%	0.82%	0.80%
Net expenses	0.55%	0.29%	0.19%	0.22%	0.25%
Net investment income	0.03%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$539,989	$1,205,785	$876,562	$1,468,645	$2,040,718

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income	0.00	[1],2	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00	[1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00	[1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]		(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
Total return	0.02%		0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.48%		1.45%	1.47%	1.47%	1.55%
Net expenses	0.55%		0.26%	0.19%	0.22%	0.24%
Net investment income	0.01%		0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$196		$1,281	$4,277	$7,966	$14,362

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.57%	1.58%	1.57%	1.55%
Net expenses	0.60%	0.29%	0.19%	0.22%	0.25%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$13,293	$16,617	$13,628	$16,270	$14,491

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

PREMIER CLASS	Year ended January 31, 2017[1]
Net asset value, beginning of period	$1.00
Net investment income	0.00 [2]
Net realized gains on investments	0.00 [2]

Total from investment operations	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]
Net asset value, end of period	$1.00
Total return[3]	0.36%
Ratios to average net assets (annualized)
Gross expenses	0.45%
Net expenses	0.20%
Net investment income	0.43%
Supplemental data
Net assets, end of period (000s omitted)	$100

[1]	For the period from March 31, 2016 (commencement of class operations) to January 31, 2017

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.11%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.72%	0.73%	0.72%	0.70%
Net expenses	0.50%	0.28%	0.19%	0.22%	0.25%
Net investment income	0.05%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$21,602	$274,245	$281,157	$334,659	$398,160

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Money Market Fund (the “Fund”) which is a diversified series of the Trust.

During the year, the amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury, government and retail money market funds continued to operate with stable $1.00 net asset values. Meanwhile, tax-exempt and prime money market funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. In addition, money market fund boards of directors have the discretion to impose liquidity fees or redemption gates on all non-government funds. As a result of the changes due to money market reform, the institutional prime and municipal money market funds may have been subject to significant flows in shareholder activity as assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 net asset value.

Effective September 1, 2016, Daily Class shares are no longer offered by the Fund. Information for Daily Class shares reflected in the financial statements represent activity through August 31, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that

Notes to financial statements	Wells Fargo Money Market Fund	25

the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At January 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(3,468,520)	$3,468,520

As of January 31, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $408,286 expiring in 2019.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

26	Wells Fargo Money Market Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Certificates of deposit	$0	$76,056,463	$0	$76,056,463

Commercial paper	0	216,145,579	0	216,145,579

Municipal obligations	0	229,418,750	0	229,418,750

Other	0	10,500,000	0	10,500,000

Other instruments	0	4,002,492	0	4,002,492

Other notes	0	25,270,000	0	25,270,000
Repurchase agreements	0	14,000,000	0	14,000,000
Total assets	$0	$575,393,284	$0	$575,393,284

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At January 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.23% as the average daily net assets of the Fund increase. For the year ended January 31, 2017, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A., an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from WellsCap at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Money Market Fund	27

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Daily Class	0.22%
Premier Class	0.08
Service Class	0.12

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 13, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 1.40% for Class B shares, 1.40% for Class C shares, 0.20% for Premier Class shares, and 0.50% for Service Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2017, Funds Management voluntarily waived additional expenses to maintain a positive yield.

During the year ended January 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $10,138 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $24,880 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Daily Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Daily Class shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Daily Class shares.

In addition, Funds Distributor is entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Daily Class, and Service Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $430,310 and $275,512 of ordinary income for the years ended January 31, 2017 and January 31, 2016, respectively.

As of January 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Capital loss carryforward
$34,283	$(408,286)

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Money Market Fund	Notes to financial statements

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

8. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Money Market Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

30	Wells Fargo Money Market Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2017, $325,618 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Money Market Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Money Market Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

301451 03-17 A306/AR306 01-17

Annual Report

January 31, 2017

Institutional Money Market Funds

∎	Wells Fargo Municipal Cash Management Money Market Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Municipal Cash Management Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Municipal Cash Management Money Market Fund for the 12-month period that ended January 31, 2017. The U.S. economy displayed resilience during the period although growth remained somewhat sluggish. International economies generally faced deeper ongoing challenges. Despite heightened market volatility, global stocks delivered strong results overall. U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

In February–March 2016, fears about global economic weakness prevailed and then abated.

As the reporting period began, most stock markets worldwide were in the midst of a decline fueled by concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and effect of interest-rate increases by the U.S. Federal Reserve (Fed). In mid-February, fears abated somewhat and global markets generally rallied. Meanwhile, bond investors’ fears about falling commodity prices, a slowing Chinese economy, weakness in European banks, and market volatility also lessened, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. With ongoing uncertainties about global growth and financial markets, the Fed held off from raising the target interest rate. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies, many of these countries’ economies faced the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	3

growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, more refinery production ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. After bottoming in early July, yields began to rise again as market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

4	Wells Fargo Municipal Cash Management Money Market Fund	Letter to shareholders (unaudited)

Investor optimism continued into January 2017.

January brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve a large fiscal stimulus package.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Municipal Cash Management Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James Randazzo

Jeffrey L. Weaver, CFA®

Average annual total returns (%) as of January 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Administrator Class (WUCXX)	7-9-2010	0.35	0.09	0.69	0.37	0.30
Institutional Class (EMMXX)	11-20-1996	0.44	0.12	0.71	0.25	0.20
Service Class (EISXX)	11-25-1996	0.23	0.07	0.59	0.54	0.45

Yield summary (%) as of January 31, 20173

	Administrator Class	Institutional Class	Service Class
7-day current yield	0.47	0.57	0.32
7-day compound yield	0.47	0.57	0.32
30-day simple yield	0.46	0.56	0.31
30-day compound yield	0.46	0.56	0.31

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or a contingent deferred sales charge.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	7

Revenue source as of January 31, 2017[4]

Effective maturity distribution as of January 31, 2017[4]

Weighted average maturity as of January 31, 2017[5]
6 days

Weighted average life as of January 31, 2017[6]
6 days

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, and has not been adjusted to include the higher expenses applicable to Administrator Class shares. If these expenses had been included, returns would be lower. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Institutional Municipal Money Market Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 13, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.35%, 0.47%, and 0.18% for Administrator Class, Institutional Class, and Service Class, respectively.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[7]	The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

8	Wells Fargo Municipal Cash Management Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

During the period that ended January 31, 2017, the municipal money market space was influenced largely by broader market dynamics surrounding U.S. Federal Reserve (Fed) monetary policy and the final implementation of money market reform, the latter of which resulted in a significant decline in industry assets. The period was characterized by shifts in investor demand, which created bouts of volatility resulting in extreme divergences between tax-exempt and taxable-equivalent yields for extended lengths of time. While tax-exempt yields normally tend to generally track taxable yields on a lagged basis, the municipal money markets seemed to have a mind of their own during the first half of the period.

The amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury and government money market funds continued to operate much as they always did, with stable $1.00 net asset values. Meanwhile, tax-exempt and prime funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. This was one of the Securities and Exchange Commission’s main rule changes taking effect in 2016, and it is intended to help prevent runs on money market funds by making it clear to shareholders that the value of these institutional money market funds may fluctuate. In addition, money market fund boards of directors have discretion to impose either a liquidity fee of up to 2% on shareholder redemptions or a temporary suspension of redemptions (gate) if a fund’s weekly liquid assets fall below 30% of its total assets and the board determines that the fee or gate is in the best interest of the fund’s shareholders. Meanwhile, retail investors will continue to transact at a stable $1.00 NAV but may be subject to liquidity fees and redemption gates. (For more information, see our website’s Money Market Fund Regulatory Resource Center, accessed through the Institutional Cash Management tab.)

The idiosyncratic nature of the municipal money market was clearly evident in the first quarter of 2016 when the SIFMA Municipal Swap Index7 failed to rise despite the Fed’s long-awaited rate hike at the end of 2015. This index, which measures seven-day variable-rate demand note yields, remained glued at 0.01% through the first two months of 2016, despite the fact that taxable-equivalent yields rapidly adjusted higher in response to the change in monetary policy back in December. Demand for variable-rate demand notes (VRDNs) and tender option bonds (TOBs) from captive tax-exempt buyers easily outpaced available supply, thus reducing the impetus for higher interest rate levels in the municipal sector.

In late March 2016, the market finally experienced a meaningful change in benchmark rates as the large supply-and-demand imbalance began to moderate due to seasonal tax-related outflows. The SIFMA Municipal Swap Index quickly rose to 0.40% by the end of the first quarter of 2016 and remained in the 0.40%–0.50% range through the end of August. Buyers in the municipal money markets finally were able to savor the taste of higher yields after a multiyear drought driven by the Fed’s accommodative monetary policy. However, these new higher rates were just a small taste of what was in store for the markets in the coming months.

In the third quarter of 2016, the municipal yield curve shifted even higher due to the realities of money market reform. Conversion-related redemptions took their toll on the market, as municipal money market funds experienced redemptions in excess of $50 billion during August and September. Additionally, prime money market funds faced sizable outflows as well and could no longer be easily counted on for crossover support for VRDNs and TOBs. Accordingly, the municipal money market yields were forced to quickly recalibrate higher before supply and demand reached equilibrium levels. The SIFMA Municipal Swap Index rapidly rose to a multiyear high of 0.87% on October 5, one week prior to the money market fund reform implementation deadline. In a dramatic shift, yields on tax-exempt VRDNs and TOBs rose to levels nearly twice those being paid on comparable taxable paper and the SIFMA Municipal Swap Index closed out the month of October at a whopping 165% of one-month LIBOR (London Interbank Offered Rate).

Ultimately, municipal money market rates began to normalize following the uneventful implementation of the money market fund reform operational changes. The SIFMA Municipal Swap Index eventually settled into a range between 0.55% and 0.63% during November 2016 as assets in both the prime and municipal funds stabilized. Following the Fed’s rate hike in December 2016, the SIFMA Municipal Swap Index reset higher, finishing out 2016 at a healthy 0.72%, or 94% of one-month LIBOR.

The municipal money market ended the period on a strong note as seasonal reinvestment of cash in early January 2017 drove demand for tax-exempt paper. The SIFMA Municipal Swap Index settled into a comfortable range between 0.66% and 0.68% during the last month of the period, indicating evenly balanced supply-and-demand dynamics. The SIFMA Municipal Swap Index continued to reset at roughly 92% of one-week LIBOR during the month, preserving the relative attractiveness of tax-exempt floating-rate securities for both traditional and crossover buyers. Yields on one-year high-grade securities finished the period at 0.90%, up significantly from 0.40% at the start of the period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	9

During the period, we emphasized principal preservation and portfolio liquidity due to our expectation of an uncertain and lagged response in the municipal market to Fed monetary policy and potential volatility surrounding money market fund reform. Throughout the period, we continued to maintain high exposures to daily and weekly floating-rate securities for defensive purposes while maintaining relatively low weighted-average maturities across our municipal funds. This strategy enabled us to reap the benefits of higher yields as the SIFMA Municipal Swap Index adjusted higher as the period progressed. This strategy also allowed us to maintain ample liquidity in the fund despite the large migration of assets away from municipal money market funds into other types of money market funds.

Strategic outlook

Looking forward, we anticipate that the attractive benefits of municipal money market funds will reemerge as the value of tax exemption increases exponentially with a rise in general market yields in response to the normalization of monetary policy by the Fed. In particular, we anticipate that the SIFMA Municipal Swap Index will remain elevated relative to taxable equivalents given the evolution of a new supply-and-demand paradigm in the post reform environment. This new market equilibrium should render VRDNs and TOBs attractive on both a pretax and tax-adjusted basis. Accordingly, we anticipate maintaining a conservative approach given the relative flatness of the municipal yield curve and the potential for greater-than-expected policy tightening by the Fed as we progress through 2017.

Please see footnotes on page 7.

10	Wells Fargo Municipal Cash Management Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2016	Ending account value 1-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Administrator Class
Actual	$1,000.00	$1,002.92	$1.51	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%
Institutional Class
Actual	$1,000.00	$1,003.42	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Service Class
Actual	$1,000.00	$1,002.18	$2.24	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$2.27	0.45%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2017	Wells Fargo Municipal Cash Management Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 93.72%

Alabama: 1.55%

Variable Rate Demand Note ø: 1.55%
Chatom AL IDA Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series 2011 (Utilities Revenue)	0.79%	8-1-2041	$4,500,000	$4,500,000

Arizona: 4.38%

Variable Rate Demand Notes ø: 4.38%
Maricopa County AZ IDA Solid Waste Disposal Ambian Dairy LLC Project Series 2008 (Resource Recovery Revenue, Farm Credit Services America LOC)	0.77	11-1-2033	3,600,000	3,600,000
Maricopa County AZ IDA Solid Waste Disposal Series 2006 (Resource Recovery Revenue, Farm Credit Services America LOC)	0.77	8-1-2026	2,500,000	2,500,000
Mesa AZ Utility System Clipper Tax-Exempt Certificate Trust Series 2009-33 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	7-1-2024	1,650,000	1,650,000
Pinal County AZ IDA Shamrock Farms Project (Resource Recovery Revenue, Farm Credit Services America LOC)	0.75	8-1-2022	3,700,000	3,700,000
Pinal County AZ IDA Solid Waste Disposal Feenstra Investments LLC Project Series 2002 (Resource Recovery Revenue, Farm Credit Services America LOC)	0.75	8-1-2027	1,250,000	1,250,000

				12,700,000

California: 3.75%

Variable Rate Demand Notes ø: 3.75%
California PCFA Solid Waste Milk Time Dairy Farms Project (Resource Recovery Revenue, Rabobank LOC)	0.76	11-1-2027	1,400,000	1,400,000
California Tender Option Bond Trust Receipts/Certificates Series XM0147 (Education Revenue, Morgan Stanley Bank LIQ) 144A	0.70	1-1-2039	1,000,000	1,000,000
California Tender Option Bond Trust Receipts/Certificates Series ZM0473 (Airport Revenue, Royal Bank of Canada LIQ) 144A	0.71	5-15-2024	2,600,000	2,600,000
California Tender Option Bond Trust Receipts/Certificates Series ZM0487 (Airport Revenue, Royal Bank of Canada LIQ) 144A	0.71	5-15-2024	1,470,000	1,470,000
JPMorgan Chase PUTTER/DRIVER Trust Series 3841 (Transportation Revenue, Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.74	7-1-2024	1,890,000	1,890,000
Los Angeles CA DW&P Sub Series B-1 (Utilities Revenue, Barclays Bank plc SPA)	0.62	7-1-2034	2,500,000	2,500,000

				10,860,000

Colorado: 2.58%

Variable Rate Demand Notes ø: 2.58%
Arapahoe County CO Cottrell Printing Project (Industrial Development Revenue, U.S. Bank NA LOC)	0.86	10-1-2019	945,000	945,000
Colorado HFA AMT Multi-Family Project Series A-2 Class II (Housing Revenue, FHLB SPA)	0.68	4-1-2043	4,230,000	4,230,000
Colorado HFA Catholic Health Initiatives (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.80	10-1-2037	1,200,000	1,200,000
Town of Hudson CO Series A (Industrial Development Revenue, U.S. Bank NA LOC)	1.15	11-1-2020	1,090,000	1,090,000

				7,465,000

District of Columbia: 1.00%

Variable Rate Demand Note ø: 1.00%
Metropolitan Washington District of Columbia Airports Sub Series A-1 (Airport Revenue, Royal Bank of Canada LOC)	0.67	10-1-2039	2,910,000	2,910,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Florida: 3.66%

Variable Rate Demand Notes ø: 3.66%
Florida Tender Option Bond Trust Receipts/Certificates Series 2016 XL0027 (Airport Revenue, AGC Insured, JPMorgan Chase & Company LIQ) 144A	0.86%	10-1-2030	$7,995,000	$7,995,000
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012 I-2 (Health Revenue)	0.63	11-15-2032	1,100,000	1,100,000
West Palm Beach FL Utilities Systems Series C (Water & Sewer Revenue, AGC Insured, JPMorgan Chase & Company SPA)	0.70	10-1-2038	1,500,000	1,500,000

				10,595,000

Georgia: 2.65%

Variable Rate Demand Note ø: 2.65%
Gwinnett County GA Housing Lehman Municipal Trust Receipts/Certificates Series 06-K72 (Housing Revenue, FNMA Insured, Citibank NA LIQ)	0.96	3-1-2037	7,675,000	7,675,000

Illinois: 8.20%

Variable Rate Demand Notes ø: 8.20%
Chicago IL Education Marine Project Series 1984 (Industrial Development Revenue, FHLB LOC)	1.10	7-1-2023	4,200,000	4,200,000
Chicago IL Enterprise Zone Gardner Gibson Project (Industrial Development Revenue, BMO Harris Bank NA LOC)	0.76	7-1-2033	1,780,000	1,780,000
Chicago IL Series C-2 (Airport Revenue, Bank of Montreal LOC)	0.71	1-1-2035	1,925,000	1,925,000
Illinois Finance Authority The University of Chicago Medical Center Series 2009D-2 (Health Revenue, PNC Bank NA LOC)	0.60	8-1-2043	7,300,000	7,300,000
JPMorgan Chase PUTTER/DRIVER Trust Series 5014 (Health Revenue, JPMorgan Chase & Company LIQ) 144A	0.67	12-23-2021	4,250,000	4,250,000
Peoria County IL Caterpillar Incorporated Project (Industrial Development Revenue)	0.86	2-1-2030	4,300,000	4,300,000

				23,755,000

Indiana: 3.64%

Variable Rate Demand Notes ø: 3.64%
Indiana Certificate of Participation Clipper Tax-Exempt Certificate Trust Series 2009-34 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	7-1-2023	480,000	480,000
Jeffersonville IN Economic Development Eagle Steel Products Incorporated Project (Industrial Development Revenue, Bank of America NA LOC)	0.80	12-1-2027	3,225,000	3,225,000
Noblesville IN Greystone Apartments Project Series B (Housing Revenue, FHLB LOC)	0.73	3-1-2041	1,415,000	1,415,000
Spencer County IN American Iron Oxide Company Project Series 1999 (Industrial Development Revenue, Bank of Tokyo-Mitsubishi LOC)	0.80	9-1-2018	3,900,000	3,900,000
St. Joseph County IN Midcorr Land Development LLC Project (Industrial Development Revenue, PNC Bank NA LOC)	0.78	10-1-2023	1,530,000	1,530,000

				10,550,000

Iowa: 1.75%

Variable Rate Demand Notes ø: 1.75%
Iowa Finance Authority John Maassen & Sons Project (Industrial Development Revenue, Farm Credit Services America LOC)	0.75	11-1-2035	2,075,000	2,075,000
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC)	0.87	4-1-2022	3,000,000	3,000,000

				5,075,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Municipal Cash Management Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Kansas: 1.01%

Variable Rate Demand Notes ø: 1.01%
Nemaha County KS Midwest AG Services LLC Project (Industrial Development Revenue, CoBank LOC)	0.75%	11-1-2020	$1,155,000	$1,155,000
Olathe KS Integral Senior Living LLC Project (Industrial Development Revenue, U.S. Bank NA LOC)	0.76	8-1-2027	1,765,000	1,765,000

				2,920,000

Kentucky: 0.54%

Variable Rate Demand Note ø: 0.54%
Jefferson County KY Dant Growth LLC Project Series 2002 (Industrial Development Revenue, Stock Yards Bank & Trust LOC)	0.78	9-1-2022	1,550,000	1,550,000

Louisiana: 1.95%

Variable Rate Demand Notes ø: 1.95%
East Baton Rouge Parish LA ExxonMobil Project Series B (Industrial Development Revenue)	0.57	12-1-2040	1,650,000	1,650,000
Louisiana Local Government Environmental Facilities CDA Honeywell International Incorporated Project (Industrial Development Revenue)	0.81	12-1-2036	4,000,000	4,000,000

				5,650,000

Massachusetts: 0.14%

Variable Rate Demand Note ø: 0.14%
Massachusetts Industrial Finance Agency Constitution Project (Miscellaneous Revenue, TD Bank NA LOC)	0.87	6-1-2018	400,000	400,000

Michigan: 2.71%

Variable Rate Demand Notes ø: 2.71%
Eastern Michigan University Barclays Residual Interest Bonds Trust Series 6WE (Miscellaneous Revenue, Barclays Bank plc LOC) 144A	0.81	7-1-2018	800,000	800,000
Green Lake Township MI Economic Development Corporation Interlochen Center Arts Project Series 2004 (Miscellaneous Revenue, BMO Harris Bank NA LOC)	0.61	6-1-2034	775,000	775,000
Michigan Housing Development Authority Series D (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.83	10-1-2039	1,600,000	1,600,000
St. Joseph MI Hospital Finance Authority Lakeland Hospital Niles & St. Joseph Obligated Group Series 2002 (Health Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.78	1-1-2032	4,670,000	4,670,000

				7,845,000

Minnesota: 4.23%

Variable Rate Demand Notes ø: 4.23%
Coon Rapids MN Drake Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.77	6-15-2038	2,655,000	2,655,000
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.75	8-15-2038	750,000	750,000
Mahtomedi MN Briarcliff Manor Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.77	6-15-2038	3,645,000	3,645,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Minnesota Bond Securitization Trust Certificate Series S-1 Class A (Miscellaneous Revenue, PNC Bank NA LOC)	0.89%	2-1-2027	$2,360,000	$2,360,000
St. Paul MN Housing & RDA Hampden Square Apartments Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.77	6-1-2032	2,840,000	2,840,000

				12,250,000

Mississippi: 0.28%

Variable Rate Demand Note ø: 0.28%
Mississippi Business Finance Commission Gulf Opportunity Zone Chevron USA Incorporated Project Series J (Industrial Development Revenue)	0.58	11-1-2035	800,000	800,000

Missouri: 5.49%

Variable Rate Demand Notes ø: 5.49%
Missouri Development Finance Board Kauffman Center For The Performing Arts Series A (Miscellaneous Revenue, Northern Trust Company SPA)	0.59	6-1-2037	3,195,000	3,195,000
St. Charles County MO IDA Kuenz Heating & Sheet Metal Series 2001 (Industrial Development Revenue, U.S. Bank NA LOC)	0.82	4-1-2026	1,500,000	1,500,000
St. Joseph MO IDA Heartland Regional Medical Center Series 2009A (Health Revenue, U.S. Bank NA LOC)	0.61	11-15-2043	6,200,000	6,200,000
St. Louis County MO Sewer District Wastewater System Series 2013B (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	0.69	5-1-2043	5,000,000	5,000,000

				15,895,000

Nebraska: 2.14%

Variable Rate Demand Note ø: 2.14%
Nebraska Investment Finance Authority MFHR Apple Creek Associates Project Series 1985-A (Housing Revenue, Northern Trust Company LOC)	0.80	9-1-2031	6,190,000	6,190,000

Nevada: 1.86%

Variable Rate Demand Notes ø: 1.86%
Clark County NV Series B-2 (Airport Revenue, Royal Bank of Canada LOC)	0.66	7-1-2022	4,000,000	4,000,000
Nevada Housing Division Multi-Unit Fort Apache Road LLC Series A (Housing Revenue, Exchange Bank LOC)	0.80	10-1-2026	1,400,000	1,400,000

				5,400,000

New Jersey: 0.79%

Variable Rate Demand Note ø: 0.79%
New Jersey Tender Option Bond Trust Receipts/Certificates Series 2015-XF0015 (Housing Revenue, JPMorgan Chase & Company LIQ) 144A	0.76	4-1-2023	2,285,000	2,285,000

New York: 9.51%

Variable Rate Demand Notes ø: 9.51%
New York Dormitory Authority Series 12 Clipper Tax-Exempt Certificate Trust Series 2009-35 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	11-15-2026	3,770,000	3,770,000
New York HFA 605 West 42nd Street Series 2014A (Housing Revenue, Bank of China LOC)	0.82	5-1-2048	7,580,000	7,580,000
New York HFA Manhattan West Residential Housing Revenue Series 2015A (Housing Revenue, Bank of China LOC)	0.87	11-1-2049	1,500,000	1,500,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Municipal Cash Management Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York Homeowner Mortgage Agency Series 142 (Housing Revenue, Bank of New York Mellon SPA)	0.61%	10-1-2037	$2,050,000	$2,050,000
New York Housing Finance Agency Affordable Housing 8 East 102 2nd Street (Housing Revenue, TD Bank NA LOC)	0.63	5-1-2044	2,000,000	2,000,000
New York Metropolitan Transportation Authority Sub Series E-4 (Transportation Revenue, Bank of the West LOC)	0.70	11-15-2045	3,150,000	3,150,000
New York Mortgage Agency Homeowner Mortgage Series 135 (Housing Revenue, Barclays Bank plc SPA)	0.67	4-1-2037	6,000,000	6,000,000
New York NY Fiscal Series 2004-H-1 (GO Revenue, Bank of New York Mellon LOC)	0.63	3-1-2034	1,500,000	1,500,000

				27,550,000

North Carolina: 1.50%

Variable Rate Demand Notes ø: 1.50%
North Carolina Medical Care Commission FirstHealth Carolina Project Series 2008A (Health Revenue, Branch Banking & Trust SPA)	0.71	10-1-2028	2,700,000	2,700,000
Rockingham County NC Industrial Facilities & PCFA Innofa USA Project Series 2007 (Industrial Development Revenue, Branch Banking & Trust LOC)	0.73	1-1-2027	1,650,000	1,650,000

				4,350,000

North Dakota: 0.44%

Variable Rate Demand Note ø: 0.44%
Mandan ND IDA Cloverdale Foods Company Project (Industrial Development Revenue, BNC National Bank LOC)	0.84	12-1-2022	1,265,000	1,265,000

Ohio: 5.18%

Variable Rate Demand Notes ø: 5.18%
Middletown OH Hospital Facility Premier Health Partners Obligation Group Series A (Health Revenue, Barclays Bank plc LIQ) 144A	1.00	11-15-2045	6,000,000	6,000,000
Montgomery County OH Catholic Health Initiatives Series A (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.81	5-1-2034	7,000,000	7,000,000
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C (Miscellaneous Revenue)	0.79	10-1-2036	2,000,000	2,000,000

				15,000,000

Oklahoma: 0.05%

Variable Rate Demand Note ø: 0.05%
Oklahoma Development Finance Authority Industrial Development Tracker Marine Project (Miscellaneous Revenue, Bank of America NA LOC)	0.85	3-1-2018	150,000	150,000

Other: 1.77%

Variable Rate Demand Notes ø: 1.77%
FHLMC MFHR Series M031 Class A (Housing Revenue, FHLMC LIQ)	0.67	12-15-2045	2,440,000	2,440,000
FHLMC MFHR Series M033 (Housing Revenue, FHLMC LIQ)	0.67	3-15-2049	2,695,000	2,695,000

				5,135,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 3.15%

Variable Rate Demand Notes ø: 3.15%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series 2010D JPMorgan Chase PUTTER/DRIVER Trust Series 5011 (Health Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.67%	12-1-2019	$1,300,000	$1,300,000
Pennsylvania EDFA Series D-7 (Industrial Development Revenue, PNC Bank NA LOC)	0.78	8-1-2022	800,000	800,000
Pennsylvania EDFA Series G-10 (Miscellaneous Revenue, PNC Bank NA LOC)	0.78	12-1-2025	2,000,000	2,000,000
Pennsylvania Tender Option Bond Trust Receipts/Certificates Series 2016 ZF0504 (Water & Sewer Revenue, TD Bank NA LIQ) 144A	0.81	8-15-2042	2,710,000	2,710,000
Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0281 (Housing Revenue, TD Bank NA LIQ) 144A	0.72	4-1-2029	2,325,000	2,325,000

				9,135,000

Rhode Island: 0.48%

Variable Rate Demand Note ø: 0.48%
Narragansett Bay RI Commission Wastewater System Series 2013A Tender Option Trust Receipts/Certificates Series 2016-XM0140 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	0.76	9-1-2020	1,400,000	1,400,000

South Carolina: 0.38%

Variable Rate Demand Note ø: 0.38%
Charleston SC Waterworks & Sewer System Series 2010 Tender Option Trust Receipts/Certificates Series 2015-ZF0219 (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144A	0.69	8-1-2019	1,100,000	1,100,000

South Dakota: 0.55%

Variable Rate Demand Note ø: 0.55%
Grant County SD Mill Valley LLC Project (Industrial Development Revenue, Farm Credit Services America LOC)	0.75	7-1-2037	1,600,000	1,600,000

Texas: 9.06%

Variable Rate Demand Notes ø: 9.06%
Brazos River Harbor TX Naval District BASF Corporation Project (Industrial Development Revenue)	0.76	5-1-2036	500,000	500,000
Dallam County TX Industrial Development Corporation Dalhart Jersey Ranch Incorporated Series 2008 (Resource Recovery Revenue)	0.75	8-1-2039	1,700,000	1,700,000
Dickinson TX Independent School District Unlimited Tax School House Refunding Bonds Series 2000 (GO Revenue, Societe Generale LIQ)	0.69	2-15-2028	5,000,000	5,000,000
Port Arthur TX Navigation District Jefferson County Total Petrochemicals USA Incorporated Project Series 2003-C (Industrial Development Revenue)	0.69	4-1-2027	3,000,000	3,000,000
Port Corpus Christi TX Flint Hills Resources Project Series 2007 (Resource Recovery Revenue)	0.73	1-1-2032	5,000,000	5,000,000
Port Corpus Christi TX Flint Hills Resources Project Series A (Resource Recovery Revenue)	0.73	4-1-2028	4,000,000	4,000,000
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Utilities Revenue, Morgan Stanley Bank LIQ) 144A	0.96	12-15-2026	7,041,892	7,041,892

				26,241,892

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Municipal Cash Management Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Utah: 1.59%

Variable Rate Demand Note ø: 1.59%
Weber County UT Hospital IHC Health Services Series 2000-C (Health Revenue, Bank of New York Mellon SPA)	0.61%	2-15-2035	$4,600,000	$4,600,000

Virginia: 0.60%

Variable Rate Demand Note ø: 0.60%
Chesterfield County VA IDA Super Radiator Coils Project Series A (Industrial Development Revenue, Marshall & Ilsley Bank LOC)	0.71	4-1-2026	1,750,000	1,750,000

Washington: 3.24%

Variable Rate Demand Notes ø: 3.24%
Washington Finance Authority Smith Brothers Farms Incorporated Series 2001 (Industrial Development Revenue, Northwest Farm Credit LOC)	0.75	9-1-2021	3,300,000	3,300,000
Washington Housing Finance Commission Nonprofit Tacoma Art Museum Project Series 2002 (Miscellaneous Revenue, Northern Trust Company LOC)	0.63	6-1-2032	3,000,000	3,000,000
Washington Housing Finance Commission Whisperwood Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.70	5-15-2035	1,590,000	1,590,000
Yakima County WA Solid Waste Disposal George Deruyter & Son Project Series 2006 (Resource Recovery Revenue, Northwest Farm Credit LOC)	0.75	8-1-2026	1,510,000	1,510,000

				9,400,000

West Virginia: 0.93%

Variable Rate Demand Note ø: 0.93%
West Virginia EDA Collins Hardwood Company LLC (Industrial Development Revenue, American AgCredit LOC)	0.75	10-1-2031	2,700,000	2,700,000

Wisconsin: 0.99%

Variable Rate Demand Notes ø: 0.99%
Manitowoc WI CDA Regency House Project (Housing Revenue, Bank First National LOC)	0.82	11-1-2020	1,015,000	1,015,000
Sheboygan WI Vortex Liquid Color Project (Industrial Development Revenue, Bank First National LOC)	0.82	11-1-2020	800,000	800,000
Two Rivers WI Riverside Foods Incorporated Project (Industrial Development Revenue, Bank First National LOC)	0.86	12-1-2022	720,000	720,000
West Bend WI Bestech Tool Corporation Project Series A (Industrial Development Revenue, U.S. Bank NA LOC)	1.01	9-1-2019	330,000	330,000

				2,865,000

Total Municipal Obligations (Cost $271,511,717)				271,511,892

Other: 7.84%
Nuveen California Dividend Advantage Municipal Fund Variable Rate Demand Preferred Shares Series 3 (Deutsche Bank LIQ) 144A§±	0.80	3-1-2040	3,000,000	3,000,000
Western Asset Intermediate Municipal Fund Incorporated Variable Rate Demand Preferred Shares Series 1 (Citibank NA LIQ) 144A§±	0.79	2-25-2045	7,000,000	7,000,000
Western Asset Managed Municipal Fund Incorporated Variable Rate Demand Preferred Shares Series 1 (Citibank NA LIQ) 144A§±	0.79	3-4-2045	9,000,000	9,000,000
Western Asset Municipal Partners Incorporated Variable Rate Demand Preferred Shares Series 1 (Citibank NA LIQ) 144A§±	0.79	3-11-2045	3,700,000	3,700,000

Total Other (Cost $22,700,000)				22,700,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2017

		Value
Total investments in securities (Cost $294,211,717) *	101.56%	$294,211,892
Other assets and liabilities, net	(1.56)	(4,515,763)

Total net assets	100.00%	$289,696,129

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

§	The security is subject to a demand feature which reduces the effective maturity.

±	Variable rate investment. The rate shown is the rate in effect at period end.

*	Cost for federal income tax purposes is $294,211,717 and unrealized gains (losses) consists of:

Gross unrealized gains	$175
Gross unrealized losses	0

Net unrealized gains	$175

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2017	Wells Fargo Municipal Cash Management Money Market Fund	19

Assets
Investments in unaffiliated securities, at value (cost $294,211,717)	$294,211,892
Cash	153,386
Receivable for investments sold	1,190,000
Receivable for interest	346,728
Prepaid expenses and other assets	59,509

Total assets	295,961,515

Liabilities
Dividends payable	4,089
Payable for investments purchased	6,000,750
Management fee payable	17,237
Administration fees payable	24,012
Accrued expenses and other liabilities	219,298

Total liabilities	6,265,386

Total net assets	$289,696,129

NET ASSETS CONSIST OF
Paid-in capital	$289,769,957
Overdistributed net investment income	(75,080)
Accumulated net realized gains on investments	1,077
Net unrealized gains on investments	175

Total net assets	$289,696,129

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Administrator Class	$3,223,162
Shares outstanding – Administrator Class[1]	3,221,577
Net asset value per share – Administrator Class	$1.0005
Net assets – Institutional Class	$262,511,150
Shares outstanding – Institutional Class[1]	262,368,455
Net asset value per share – Institutional Class	$1.0005
Net assets – Service Class	$23,961,817
Shares outstanding – Service Class[1]	23,949,942
Net asset value per share – Service Class	$1.0005

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Municipal Cash Management Money Market Fund	Statement of operations—year ended January 31, 2017

Investment income
Interest	$3,237,223

Expenses
Management fee	1,059,377
Administration fees
Administrator Class	2,646
Institutional Class	514,427
Service Class	72,687
Shareholder servicing fees
Administrator Class	2,646
Service Class	114,373
Custody and accounting fees	44,618
Professional fees	39,224
Registration fees	79,521
Shareholder report expenses	14,146
Trustees’ fees and expenses	11,987
Other fees and expenses	22,994

Total expenses	1,978,646
Less: Fee waivers and/or expense reimbursements	(570,138)

Net expenses	1,408,508

Net investment income	1,828,715

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	166,954
Net change in unrealized gains (losses) on investments	175

Net realized and unrealized gains (losses) on investments	167,129

Net increase in net assets resulting from operations	$1,995,844

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Municipal Cash Management Money Market Fund	21

	Year ended January 31, 2017		Year ended January 31, 2016

Operations
Net investment income		$1,828,715		$100,541
Net realized gains on investments		166,954		140,400
Net change in unrealized gains (losses) on investments		175		0

Net increase in net assets resulting from operations		1,995,844		240,941

Distributions to shareholders from
Net investment income
Administrator Class		(7,355)		(354)
Institutional Class		(1,705,732)		(87,631)
Service Class		(50,688)		(12,556)
Net realized gains
Administrator Class		(1,354)		(436)
Institutional Class		(200,959)		(113,924)
Service Class		(13,947)		(15,231)

Total distributions to shareholders		(1,980,035)		(230,132)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	2,105,087	2,105,101	0	0
Institutional Class	9,480,282,067	9,481,711,234	7,373,318,330	7,373,318,330
Service Class	331,085,947	331,086,245	222,789,154	222,789,154

		9,814,902,580		7,596,107,484

Reinvestment of distributions
Administrator Class	8,721	8,709	790	790
Institutional Class	1,177,361	1,177,809	22,886	22,886
Service Class	40,681	40,692	11,849	11,849

		1,227,210		35,525

Payment for shares redeemed
Administrator Class	(2,429,155)	(2,429,170)	0	0
Institutional Class	(10,172,020,238)	(10,173,420,410)	(7,428,980,604)	(7,428,980,604)
Service Class	(415,655,259)	(415,657,336)	(254,784,279)	(254,784,279)

		(10,591,506,916)		(7,683,764,883)

Net decrease in net assets resulting from capital share transactions		(775,377,126)		(87,621,874)

Total decrease in net assets		(775,361,317)		(87,611,065)

Net assets
Beginning of period		1,065,057,446		1,152,668,511

End of period		$289,696,129		$1,065,057,446

Overdistributed net investment income		$(75,080)		$(140,020)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Municipal Cash Management Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0031	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0008	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0039	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0030)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.0004)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.0034)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0005	$1.00	$1.00	$1.00	$1.00
Total return	0.35%	0.02%	0.02%	0.04%	0.05%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.37%	0.37%	0.36%	0.36%
Net expenses	0.27%	0.10%	0.11%	0.15%	0.22%
Net investment income	0.29%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$3,223	$3,537	$3,536	$3,536	$3,534

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Municipal Cash Management Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0035	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0012	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0047	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0038)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.0004)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.0042)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0005	$1.00	$1.00	$1.00	$1.00
Total return	0.44%	0.02%	0.02%	0.04%	0.08%
Ratios to average net assets (annualized)
Gross expenses	0.26%	0.25%	0.25%	0.24%	0.24%
Net expenses	0.18%	0.10%	0.11%	0.15%	0.19%
Net investment income	0.27%	0.01%	0.01%	0.01%	0.04%
Supplemental data
Net assets, end of period (000s omitted)	$262,511	$953,036	$1,008,667	$1,104,686	$1,566,716

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Municipal Cash Management Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2017	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0037	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.0010)	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.0027	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0018)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.0004)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.0022)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0005	$1.00	$1.00	$1.00	$1.00
Total return	0.23%	0.02%	0.02%	0.04%	0.05%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.48%	0.47%	0.48%	0.48%
Net expenses	0.35%	0.10%	0.11%	0.15%	0.22%
Net investment income	0.09%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$23,962	$108,484	$140,465	$175,358	$140,313

[1]	The presentation of prior year amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Municipal Cash Management Money Market Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Cash Management Money Market Fund (the “Fund”) which is a diversified series of the Trust.

During the year, the amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury, government and retail money market funds continued to operate with stable $1.00 net asset values. Meanwhile, tax-exempt and prime money market funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. In addition, money market fund boards of directors have the discretion to impose liquidity fees or redemption gates on all non-government funds. As a result of the changes due to money market reform, the institutional prime and municipal money market funds may have been subject to significant flows in shareholder activity as assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

26	Wells Fargo Municipal Cash Management Money Market Fund	Notes to financial statements

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Municipal Cash Management Money Market Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$271,511,892	$0	$271,511,892
Other	0	22,700,000	0	22,700,000
Total assets	$0	$294,211,892	$0	$294,211,892

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At January 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2017, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Service Class	0.12

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 13, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, and 0.45% for Service Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2017, Funds Management voluntarily waived additional expenses to maintain a positive yield.

28	Wells Fargo Municipal Cash Management Money Market Fund	Notes to financial statements

During the year ended January 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $75,199 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $6,247 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents. Administrator Class and Service Class of the Fund are charged a fee at an annual rate of 0.10% and 0.25%, respectively, of their average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2017 and January 31, 2016 were as follows:

	Year ended January 31
	2017	2016
Ordinary income	$184,150	$123,413
Tax-exempt income	1,662,813	24,717
Long-term capital gain	133,072	82,002

As of January 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains
$1,076	$69,004	$175

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

8. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Municipal Cash Management Money Market Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Municipal Cash Management Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Municipal Cash Management Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

30	Wells Fargo Municipal Cash Management Money Market Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $133,072 was designated as a 20% rate gain distribution for the fiscal year ended January 31, 2017.

For the fiscal year ended January 31, 2017, $100,750 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2017, $83,188 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 94.28% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Municipal Cash Management Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Municipal Cash Management Money Market Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

301452 03-17 A307/AR307 01-17

Annual Report

January 31, 2017

Retail Money Market Funds

∎	Wells Fargo National Tax-Free Money Market Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/national-tax-free-money-market-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of January 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo National Tax-Free Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo National Tax-Free Money Market Fund for the 12-month period that ended January 31, 2017. The U.S. economy displayed resilience during the period although growth remained somewhat sluggish. International economies generally faced deeper ongoing challenges. Despite heightened market volatility, global stocks delivered strong results overall. U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

In February–March 2016, fears about global economic weakness prevailed and then abated.

As the reporting period began, most stock markets worldwide were in the midst of a decline fueled by concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and effect of interest-rate increases by the U.S. Federal Reserve (Fed). In mid-February, fears abated somewhat and global markets generally rallied. Meanwhile, bond investors’ fears about falling commodity prices, a slowing Chinese economy, weakness in European banks, and market volatility also lessened, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. With ongoing uncertainties about global growth and financial markets, the Fed held off from raising the target interest rate. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies, many of these countries’ economies faced the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo National Tax-Free Money Market Fund	3

growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, more refinery production ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. After bottoming in early July, yields began to rise again as market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

4	Wells Fargo National Tax-Free Money Market Fund	Letter to shareholders (unaudited)

Investor optimism continued into January 2017.

January brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve a large fiscal stimulus package.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo National Tax-Free Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James Randazzo

Jeffrey L. Weaver, CFA®

Average annual total returns (%) as of January 31, 2017

					Expense ratios[1] (%)
		1 year	5 year	10 year	Gross	Net[2]
Class A (NWMXX)	7-28-2003	0.13	0.04	0.47	0.63	0.63
Administrator Class (WNTXX)	4-8-2005	0.33	0.08	0.58	0.36	0.30
Premier Class (WFNXX)*	11-8-1999	0.41	0.10	0.63	0.24	0.20
Service Class (MMIXX)	8-3-1993	0.20	0.06	0.53	0.53	0.45

Yield summary (%) as of January 31, 20173

	Class A	Administrator Class	Premier Class*	Service Class
7-day current yield	0.06	0.40	0.50	0.25
7-day compound yield	0.06	0.40	0.50	0.25
30-day simple yield	0.07	0.42	0.52	0.27
30-day compound yield	0.07	0.42	0.52	0.27
*	Effective April 1, 2016, Institutional Class was renamed Premier Class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or a contingent deferred sales charge.

For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo National Tax-Free Money Market Fund	7

Revenue source distribution as of January 31, 2017[3]

Effective maturity distribution as of January 31, 2017[3]

Weighted average maturity as of January 31, 2017[4]
6 days

Weighted average life as of January 31, 2017[5]
6 days

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through May 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.64% for Class A, 0.30% for Administrator Class, 0.20% for Premier Class, and 0.45% for Service Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.02%, 0.29%, 0.41%, and 0.13% for Class A, Administrator Class, Premier Class, and Service Class, respectively.

[3]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[4]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[5]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[6]	The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

8	Wells Fargo National Tax-Free Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

During the period that ended January 31, 2017, the municipal money market space was influenced largely by broader market dynamics surrounding U.S. Federal Reserve (Fed) monetary policy and the final implementation of money market reform, the latter of which resulted in a significant decline in industry assets. The period was characterized by shifts in investor demand, which created bouts of volatility resulting in extreme divergences between tax-exempt and taxable-equivalent yields for extended lengths of time. While tax-exempt yields normally tend to generally track taxable yields on a lagged basis, the municipal money markets seemed to have a mind of their own during the first half of the period.

The amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury and government money market funds continued to operate much as they always did, with stable $1.00 net asset values. Meanwhile, tax-exempt and prime funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. This was one of the Securities and Exchange Commission’s main rule changes taking effect in 2016, and it is intended to help prevent runs on money market funds by making it clear to shareholders that the value of these institutional money market funds may fluctuate. In addition, money market fund boards of directors have discretion to impose either a liquidity fee of up to 2% on shareholder redemptions or a temporary suspension of redemptions (gate) if a fund’s weekly liquid assets fall below 30% of its total assets and the board determines that the fee or gate is in the best interest of the fund’s shareholders. Meanwhile, retail investors will continue to transact at a stable $1.00 NAV but may be subject to liquidity fees and redemption gates. (For more information, see our website’s Money Market Fund Regulatory Resource Center, accessed through the Institutional Cash Management tab.)

The idiosyncratic nature of the municipal money market was clearly evident in the first quarter of 2016 when the SIFMA Municipal Swap Index6 failed to rise despite the Fed’s long-awaited rate hike at the end of 2015. This index, which measures seven-day variable-rate demand note yields, remained glued at 0.01% through the first two months of 2016, despite the fact that taxable-equivalent yields rapidly adjusted higher in response to the change in monetary policy back in December. Demand for variable-rate demand notes (VRDNs) and tender option bonds (TOBs) from captive tax-exempt buyers easily outpaced available supply, thus reducing the impetus for higher levels in the municipal sector.

In late March 2016, the market finally experienced a meaningful change in benchmark rates as the large supply-and-demand imbalance began to moderate due to seasonal tax-related outflows. The SIFMA Municipal Swap Index quickly rose to 0.40% by the end of the first quarter of 2016 and remained in the 0.40%–0.50% range through the end of August. Buyers in the municipal money markets finally were able to savor the taste of higher yields after a multiyear drought driven by the Fed’s accommodative monetary policy. However, these new higher interest rates were just a small taste of what was in store for the markets in the coming months.

In the third quarter of 2016, the municipal yield curve shifted even higher due to the harsh realities of money market reform. Conversion-related redemptions took their toll on the market, as municipal money market funds experienced redemptions in excess of $50 billion during August and September. Additionally, prime money market funds faced sizable outflows as well and could no longer be easily counted on for crossover support for VRDNs and TOBs. Accordingly, the municipal money market yields were forced to quickly recalibrate higher before supply and demand reached equilibrium levels. The SIFMA Municipal Swap Index rapidly rose to a multiyear high of 0.87% on October 5, one week prior to the money market fund reform implementation deadline. In a dramatic shift, yields on tax-exempt VRDNS and TOBs rose to levels nearly twice those being paid on comparable taxable paper and the SIFMA Municipal Swap Index closed out the month of October at a whopping 165% of one-month LIBOR (London Interbank Offered Rate).

Ultimately, municipal money market rates began to normalize following the uneventful implementation of the money market fund reform operational changes. The SIFMA Municipal Swap Index eventually settled into a range between 0.55% and 0.63% during November 2016 as assets in both the prime and municipal funds stabilized. Following the Fed’s rate hike in December 2016, the SIFMA Municipal Swap Index reset higher, finishing out 2016 at a healthy 0.72%, or 94% of one-month LIBOR.

The municipal money market ended the period on a strong note as seasonal reinvestment of cash in early January 2017 drove demand for tax-exempt paper. The SIFMA Municipal Swap Index settled into a comfortable range between 0.66% and 0.68% during the last month of the period, indicating evenly balanced supply-and-demand dynamics. The SIFMA Municipal Swap Index continued to reset at roughly 92% of one-week LIBOR during the month, preserving the relative attractiveness of tax-exempt floating-rate securities for both traditional and crossover buyers. Yields on one-year high-grade securities finished the period at 0.90%, up significantly from 0.40% at the start of the period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo National Tax-Free Money Market Fund	9

During the period, we emphasized principal preservation and portfolio liquidity due to our expectation of an uncertain and lagged response in the municipal market to Fed monetary policy and potential volatility surrounding money market fund reform. Throughout the period, we continued to maintain high exposures to daily and weekly floating-rate securities for defensive purposes while maintaining relatively low weighted-average maturities across our municipal funds. This strategy enabled us to reap the benefits of higher yields as the SIFMA Municipal Swap Index adjusted higher as the period progressed. This strategy also allowed us to maintain ample liquidity in the fund despite the large migration of assets away from municipal money market funds into other types of money market funds.

Strategic outlook

Looking forward, we anticipate that the attractive benefits of municipal money market funds will reemerge as the value of tax exemption increases exponentially with a rise in general market yields in response to the normalization of monetary policy by the Fed. In particular, we anticipate that the SIFMA Municipal Swap Index will remain elevated relative to taxable equivalents given the evolution of a new supply-and-demand paradigm in the post reform environment. This new market equilibrium should render VRDNS and TOBs attractive on both a pretax and tax-adjusted basis. Accordingly, we anticipate maintaining a conservative approach given the relative flatness of the municipal yield curve and the potential for greater-than-expected policy tightening by the Fed as we progress through 2017.

Please see footnotes on page 7.

10	Wells Fargo National Tax-Free Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2016	Ending account value 1-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,001.22	$2.94	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.20	$2.97	0.58%
Administrator Class
Actual	$1,000.00	$1,002.74	$1.51	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%
Premier Class
Actual	$1,000.00	$1,003.25	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Service Class
Actual	$1,000.00	$1,001.99	$2.25	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.27	0.45%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	11

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 97.97%

Alabama: 3.29%

Variable Rate Demand Notes ø: 3.29%
Alabama Federal Aid Highway Finance Authority Series 2016A Tender Option Bond Trust Receipts/Certificates Series 2016-XF2373 (Tax Revenue, Citibank NA LIQ) 144A	0.69%	9-1-2024	$5,000,000	$5,000,000	1.06%
Chatom AL IDA Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series 2011 (Utilities Revenue)	0.79	8-1-2041	10,500,000	10,500,000	2.23

				15,500,000	3.29

Arizona: 2.64%

Variable Rate Demand Notes ø: 2.64%
Mesa AZ Utility System Clipper Tax-Exempt Certificates Trust Series 2009-33 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	7-1-2024	8,405,000	8,405,000	1.79
Phoenix AZ IDA Mayo Clinic Series A (Health Revenue, Bank of America NA SPA)	0.57	11-15-2052	4,000,000	4,000,000	0.85

				12,405,000	2.64

California: 8.92%

Variable Rate Demand Notes ø: 8.92%
California Tender Option Bond Trust Receipts/Certificates Series XM0147 (Education Revenue, Morgan Stanley Bank LIQ) 144A	0.70	1-1-2039	9,000,000	9,000,000	1.91
JPMorgan Chase PUTTER/DRIVER Trust Series 3841 (Transportation Revenue, Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.74	7-1-2024	8,075,000	8,075,000	1.72
Los Angeles CA DW&P Sub Series B-1 (Utilities Revenue, Barclays Bank plc SPA)	0.62	7-1-2034	12,500,000	12,500,000	2.66
San Joaquin CA Delta Community College Tender Option Bond Trust Receipts/Certificates Series ZF0180 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	0.76	8-1-2022	2,415,000	2,415,000	0.51
Other securities				9,990,000	2.12

				41,980,000	8.92

Colorado: 3.82%

Variable Rate Demand Notes ø: 3.82%
Colorado Health Facilities Authority Catholic Health Initiatives Series 2013-3364 (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.80	10-1-2037	6,250,000	6,250,000	1.33
Colorado Springs CO Utilities Systems Series B (Utilities Revenue, Sumitomo Mitsui Banking SPA)	0.70	11-1-2026	8,120,000	8,120,000	1.73
Other securities				3,600,000	0.76

				17,970,000	3.82

District of Columbia: 0.76%

Variable Rate Demand Notes ø: 0.76%
Other securities				3,600,000	0.76

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo National Tax-Free Money Market Fund	Summary portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Florida: 1.62%

Variable Rate Demand Notes ø: 1.62%
Other securities				$7,630,000	1.62%

Georgia: 1.23%

Variable Rate Demand Notes ø: 1.23%
Metropolitan Atlanta GA Rapid Transit Authority Series P (Tax Revenue, Societe Generale LOC, Ambac Insured) 144A	0.66%	7-1-2020	$5,765,000	5,765,000	1.23

Illinois: 3.42%

Variable Rate Demand Notes ø: 3.42%
Quad Cities Illinois Regional EDA Augustana College Series 2005 (Education Revenue, Harris NA LOC)	0.66	10-1-2035	5,000,000	5,000,000	1.06
Other securities				11,075,000	2.36

				16,075,000	3.42

Indiana: 3.30%

Variable Rate Demand Notes ø: 3.30%
Indiana Certificates of Participation Clipper Tax-Exempt Certificates Trust Series 2009-34 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	7-1-2023	10,815,000	10,815,000	2.30
Spencer County IN American Iron Oxide Company Project Series 1999 (Industrial Development Revenue, Bank of Tokyo-Mitsubishi LOC)	0.80	9-1-2018	4,700,000	4,700,000	1.00

				15,515,000	3.30

Iowa: 0.68%

Variable Rate Demand Notes ø: 0.68%
Other securities				3,220,000	0.68

Kansas: 2.13%

Variable Rate Demand Notes ø: 2.13%
Wyandotte County KS Unified School District #500 Series 2016A Tender Option Bond Trust Receipts/Certificates Series 2016-ZM0463 (GO Revenue, Royal Bank of Canada LIQ) 144A	0.74	9-1-2024	10,000,000	10,000,000	2.13

Louisiana: 0.90%

Variable Rate Demand Notes ø: 0.90%
Other securities				4,250,000	0.90

Maryland: 2.01%

Variable Rate Demand Notes ø: 2.01%
Maryland Transportation Authority Facilities Project Series 2008 Tender Option Bond Trust Receipts/Certificates Series 2016-XF0278 (Transportation Revenue, AGM Insured, Bank of America NA LIQ) 144A	0.73	7-1-2041	4,000,000	4,000,000	0.85
Other securities				5,450,000	1.16

				9,450,000	2.01

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Massachusetts: 0.80%

Variable Rate Demand Notes ø: 0.80%
Other securities				$3,745,000	0.80%

Michigan: 3.39%

Variable Rate Demand Notes ø: 3.39%
Eastern Michigan University Barclays Residual Interest Bonds Trust Series 6WE (Miscellaneous Revenue, Barclays Bank plc LOC) 144A	0.81%	7-1-2018	$7,930,000	7,930,000	1.69
St. Joseph MI Hospital Finance Authority Lakeland Hospital Niles & St. Joseph Obligated Group Series 2002 (Health Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.78	1-1-2032	5,810,000	5,810,000	1.23
Other securities				2,235,000	0.47

				15,975,000	3.39

Minnesota: 3.02%

Variable Rate Demand Notes ø: 3.02%
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.75	8-15-2038	4,500,000	4,500,000	0.96
Other securities				9,705,000	2.06

				14,205,000	3.02

Mississippi: 5.24%

Variable Rate Demand Notes ø: 5.24%
Mississippi Business Finance Corporation Chevron USA Incorporated Project Series K (Industrial Development Revenue)	0.60	11-1-2035	8,200,000	8,200,000	1.74
Mississippi Series A Clipper Tax-Exempt Certificates Trust Series 2009-60 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	11-1-2018	12,460,000	12,460,000	2.65
Other securities				4,000,000	0.85

				24,660,000	5.24

Missouri: 1.10%

Variable Rate Demand Notes ø: 1.10%
Other securities				5,170,000	1.10

Nebraska: 0.92%

Variable Rate Demand Notes ø: 0.92%
Nebraska Investment Finance Authority MFHR Apple Creek Associates Project Series 1985-A (Housing Revenue, Northern Trust Company LOC)	0.80	9-1-2031	4,310,000	4,310,000	0.92

New Jersey: 0.72%

Variable Rate Demand Notes ø: 0.72%
Other securities				3,370,000	0.72

New York: 11.86%

Variable Rate Demand Notes ø: 11.86%
New York Dormitory Authority Debt City University Consolidated 5th General Resolution Series E (Education Revenue, TD Bank NA LOC)	0.63	7-1-2031	10,625,000	10,625,000	2.26

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo National Tax-Free Money Market Fund	Summary portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
New York HFA 605 West 42nd Street Series 2014A (Housing Revenue, Bank of China LOC)	0.82%	5-1-2048	$4,600,000	$4,600,000	0.98%
New York HFA 605 West 42nd Street Series 2015A (Housing Revenue, Bank of China LOC)	0.82	5-1-2048	4,900,000	4,900,000	1.04
New York HFA Manhattan West Residential Housing Revenue Series 2015A (Housing Revenue, Bank of China LOC)	0.87	11-1-2049	5,000,000	5,000,000	1.06
New York Metropolitan Transportation Authority Series A-1 Sub Series E-4 (Transportation Revenue, Bank of the West LOC) 144A	0.62-0.70	11-1-2031 to 11-15-2045	6,740,000	6,740,000	1.43
New York NY Fiscal Series 2004H-4 (GO Revenue, Bank of New York Mellon LOC)	0.63	3-1-2034	4,400,000	4,400,000	0.94
New York NY Fiscal Series 2004-H-1 (GO Revenue, Bank of New York Mellon LOC)	0.63	3-1-2034	4,200,000	4,200,000	0.89
New York NY Transitional Finance Authority Future Tax Secured Tax-Exempt Bonds Fiscal 2015 Sub Series A-3 (Tax Revenue, Mizuho Bank Limited SPA)	0.63	8-1-2043	5,000,000	5,000,000	1.06
Other securities				10,360,000	2.20

				55,825,000	11.86

North Carolina: 4.96%

Variable Rate Demand Notes ø: 4.96%
North Carolina Capital Facilities Finance Agency Educational Hill Center Project Series 2008 (Education Revenue, Branch Banking & Trust LOC)	0.68	7-1-2028	3,830,000	3,830,000	0.81
North Carolina Medical Care Commission FirstHealth Carolina Project Series 2008A (Health Revenue, Branch Banking & Trust SPA)	0.71	10-1-2028	5,100,000	5,100,000	1.08
North Carolina Medical Care Commission Hospice Alamance-Caswell Project Series 2008 (Health Revenue, Branch Banking & Trust LOC)	0.68	12-1-2033	4,000,000	4,000,000	0.85
University of North Carolina Chapel Hill Series 2009- A (Education Revenue, TD Bank NA SPA)	0.63	2-1-2024	8,160,000	8,160,000	1.74
Other securities				2,250,500	0.48

				23,340,500	4.96

Ohio: 3.10%

Variable Rate Demand Notes ø: 3.10%
Middletown OH Hospital Facility Premier Health Partners Obligation Group Series A (Health Revenue, Barclays Bank plc LIQ) 144A	1.00	11-15-2045	4,000,000	4,000,000	0.85
Montgomery County OH Catholic Health Initiatives Series A (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.81	5-1-2034	6,565,000	6,565,000	1.40
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C (Miscellaneous Revenue)	0.79	10-1-2036	4,000,000	4,000,000	0.85

				14,565,000	3.10

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Other: 0.99%

Variable Rate Demand Notes ø: 0.99%
Other securities				$4,664,000	0.99%

Pennsylvania: 1.88%

Variable Rate Demand Notes ø: 1.88%
Pennsylvania Tender Option Bond Trust Receipts/Certificates Series (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.69-0.81%	8-15-2042 to 6-1-2044	$5,165,000	5,165,000	1.10
Other securities				3,700,000	0.78

				8,865,000	1.88

Rhode Island: 1.83%

Variable Rate Demand Notes ø: 1.83%
Narragansett Bay RI Commission Wastewater System Series 2013A Tender Option Trust Receipts/Certificates Series 2016-XM0140 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	0.76	9-1-2020	8,600,000	8,600,000	1.83

South Carolina: 4.00%

Variable Rate Demand Notes ø: 4.00%
Charleston SC Waterworks & Sewer System Series 2010 Tender Option Trust Receipts/Certificates Series 2015-ZF0219 (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144A	0.69	8-1-2019	6,400,000	6,400,000	1.36
Greenville SC Health System Hospital Series 2014B Tender Option Bond Trust Receipts/Certificates Series 2015-XF0145 (Health Revenue, TD Bank NA LIQ) 144A	0.70	5-30-2022	8,020,000	8,020,000	1.71
Other securities				4,410,000	0.93

				18,830,000	4.00

Tennessee: 3.78%

Variable Rate Demand Notes ø: 3.78%
Clarksville TN Public Building Authority Tennessee Municipal Bond Fund (Miscellaneous Revenue, Bank of America NA LOC)	0.69	1-1-2033	8,800,000	8,800,000	1.87
Clarksville TN Public Building Authority Tennessee Municipal Building Fund Series 2004 (Miscellaneous Revenue, Bank of America NA LOC)	0.69	7-1-2034	2,620,000	2,620,000	0.55
Sevier County TN Public Building Authority Local Government Public Improvement Series 6-A1 (Miscellaneous Revenue, Branch Banking & Trust SPA)	0.68	6-1-2029	4,000,000	4,000,000	0.85
Other securities				2,390,000	0.51

				17,810,000	3.78

Texas: 8.53%

Variable Rate Demand Notes ø: 8.53%
Bexar County TX Housing Finance Corporation Palisades Park Apartments Project Series 2009 (Housing Revenue, FHLMC LIQ)	0.74	9-1-2039	4,000,000	4,000,000	0.85

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo National Tax-Free Money Market Fund	Summary portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
Brazos Harbor TX Industrial Development Corporation BASF Corporation Project Series 2001 (Industrial Development Revenue)	0.71%	7-1-2022	$4,900,000	$4,900,000	1.04%
Dickinson TX Independent School District Unlimited Tax School House Refunding Bonds Series 2000 (GO Revenue, Societe Generale LIQ)	0.69	2-15-2028	8,350,000	8,350,000	1.78
Harris County TX Cultural Educational Facilities Finance Corporation Children’s Hospital Project Series 2015-3 JPMorgan PUTTER Series 5001 (Hospital Revenue, JPMorgan Chase & Company LIQ) 144A	0.67	6-1-2019	4,665,000	4,665,000	0.99
Port Corpus Christi TX Solid Waste Disposal Flint Hills Resources Project Series 2002B (Resource Recovery Revenue)	0.68	7-1-2029	4,200,000	4,200,000	0.89
Tarrant County TX Cultural Educational Facilities Finance Corporation Christus Health Series 2008C-2 (Health Revenue, Bank of New York Mellon LOC)	0.67	7-1-2047	7,905,000	7,905,000	1.68
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Utilities Revenue, Morgan Stanley Bank LIQ) 144A	0.96	12-15-2026	6,108,108	6,108,108	1.30

				40,128,108	8.53

Utah: 1.81%

Variable Rate Demand Notes ø: 1.81%
Utah Water Finance Agency Series B-1 (Water & Sewer Revenue, JPMorgan Chase & Company SPA)	0.69	10-1-2037	8,500,000	8,500,000	1.81

Vermont: 1.04%

Variable Rate Demand Notes ø: 1.04%
Vermont Educational & Health Buildings Financing Agency (Education Revenue, TD Bank NA LOC) 144A	0.60-0.63	7-1-2033 to 9-1-2038	4,895,000	4,895,000	1.04

Virginia: 0.63%

Variable Rate Demand Notes ø: 0.63%
Other securities				2,960,000	0.63

Washington: 0.40%

Variable Rate Demand Notes ø: 0.40%
Other securities				1,900,000	0.40

Wisconsin: 3.25%

Variable Rate Demand Notes ø: 3.25%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (Industrial Development Revenue, CoBank LOC)	0.69	5-1-2037	7,700,000	7,700,000	1.64
Wisconsin PFA Midwestern Disaster Area Program Series 2011 (Industrial Development Revenue, Farm Credit Services America LOC)	0.76	9-1-2036	3,840,000	3,840,000	0.81
Other securities				3,755,000	0.80

				15,295,000	3.25

Total Municipal Obligations (Cost $460,972,608)				460,972,608	97.97

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	17

	Value	Percent of net assets
Total investments in securities (Cost $460,972,608) *	$460,972,608	97.97%
Other assets and liabilities, net	9,533,070	2.03

Total net assets	$470,505,678	100.00%

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo National Tax-Free Money Market Fund	Statement of assets and liabilities—January 31, 2017

Assets
Investments In unaffiliated securities, at amortized cost	$460,972,608
Cash	172,589
Receivable for investments sold	14,005,224
Receivable for Fund shares sold	502,927
Receivable for interest	435,493
Prepaid expenses and other assets	131,664

Total assets	476,220,505

Liabilities
Dividends payable	24,021
Payable for investments purchased	4,000,500
Payable for Fund shares redeemed	1,361,487
Management fee payable	13,773
Administration fees payable	52,656
Accrued expenses and other liabilities	262,390

Total liabilities	5,714,827

Total net assets	$470,505,678

NET ASSETS CONSIST OF
Paid-in capital	$470,585,822
Overdistributed net investment income	(80,140)
Accumulated net realized losses on investments	(4)

Total net assets	$470,505,678

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$135,703,711
Shares outstanding – Class A1	135,684,421
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$155,448,488
Shares outstanding – Administrator Class[1]	155,426,499
Net asset value per share – Administrator Class	$1.00
Net assets – Premier Class	$105,881,269
Shares outstanding – Premier Class[1]	105,866,681
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$73,472,210
Shares outstanding – Service Class[1]	73,461,785
Net asset value per share – Service Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	19

Investment income
Interest	$5,703,160

Expenses
Management fee	2,250,184
Administration fees
Class A	233,416
Administrator Class	163,858
Premier Class[1]	652,532
Service Class	73,858
Sweep Class	776,497	[2]
Shareholder servicing fees
Class A	265,246
Administrator Class	162,551
Service Class	151,250
Sweep Class	882,382	[2]
Distribution fee
Sweep Class	1,235,335	[2]
Custody and accounting fees	95,012
Professional fees	43,228
Registration fees	81,819
Shareholder report expenses	37,295
Trustees’ fees and expenses	22,172
Other fees and expenses	48,980

Total expenses	7,175,615
Less: Fee waivers and/or expense reimbursements	(3,406,010)

Net expenses	3,769,605

Net investment income	1,933,555

Net realized gains on investments	195,185

Net increase in net assets resulting from operations	$2,128,740

[1]	Effective April 1, 2016, Institutional Class was renamed Premier Class.

[2]	For the period from February 1, 2016 to August 31, 2016. At the close of business on August 31, 2016, Sweep Class was liquidated and outstanding shares were automatically redeemed. Effective September 1, 2016, Sweep Class shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo National Tax-Free Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2017		Year ended January 31, 2016

Operations
Net investment income		$1,933,555		$297,398
Net realized gains on investments		195,185		517,640

Net increase in net assets resulting from operations		2,128,740		815,038

Distributions to shareholders from
Net investment income
Class A		(20,946)		(15,282)
Administrator Class		(363,184)		(18,792)
Premier Class[1]		(1,492,448)		(189,990)
Service Class		(21,340)		(15,245)
Sweep Class		(35,384)[2]		(58,080)
Net realized gains
Class A		(29,049)		(14,089)
Administrator Class		(140,887)		(15,700)
Premier Class[1]		(233,674)		(175,944)
Service Class		(13,473)		(11,103)
Sweep Class		(98,267)[2]		(54,176)

Total distributions to shareholders		(2,448,652)		(568,401)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	114,884,864	114,884,864	345,360,688	345,360,688
Administrator Class	92,880,863	92,880,863	134,625,938	134,625,938
Premier Class[1]	3,084,454,000	3,084,454,000	8,231,106,752	8,231,106,752
Service Class	147,571,199	147,571,199	279,035,075	279,035,075
Sweep Class	940,580,808 [2]	940,580,808 [2]	1,649,583,801	1,649,583,802

		4,380,371,734		10,639,712,255

Reinvestment of distributions
Class A	45,465	45,465	25,578	25,578
Administrator Class	478,069	478,069	30,423	30,423
Premier Class[1]	348,250	348,250	86,696	86,696
Service Class	12,977	12,977	6,394	6,394
Sweep Class	30,506 [2]	30,506 [2]	112,419	112,419

		915,267		261,510

Payment for shares redeemed
Class A	(272,167,842)	(272,167,842)	(296,201,135)	(296,201,135)
Administrator Class	(117,070,901)	(117,070,901)	(147,267,265)	(147,267,265)
Premier Class[1]	(4,659,151,833)	(4,659,151,833)	(8,822,783,114)	(8,822,783,114)
Service Class	(255,796,391)	(255,796,391)	(256,379,316)	(256,379,316)
Sweep Class	(1,583,291,129)[2]	(1,583,291,129)[2]	(1,575,114,559)	(1,575,114,559)

		(6,887,478,096)		(11,097,745,389)

Net asset value of shares issued in acquisition
Class A	120,222,543	120,102,778	N/A	N/A
Premier Class[1]	2,813,688	2,810,859	N/A	N/A
Service Class	19,115,113	19,095,896	N/A	N/A

		142,009,533		N/A

Net decrease in net assets resulting from capital share transactions		(2,364,181,562)		(457,771,624)

Total decrease in net assets		(2,364,501,474)		(457,524,987)

Net assets
Beginning of period		2,835,007,152		3,292,532,139

End of period		$470,505,678		$2,835,007,152

Undistributed (overdistributed) net investment income		$(80,140)		$293

[1]	Effective April 1, 2016, Institutional Class was renamed Premier Class.

[2]	For the period from February 1, 2016 to August 31, 2016. At the close of business on August 31, 2016, Sweep Class was liquidated and outstanding shares were automatically redeemed. Effective September 1, 2016, Sweep Class shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo National Tax-Free Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.13%	0.02%	0.02%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.63%	0.63%	0.63%	0.63%
Net expenses	0.39%	0.08%	0.08%	0.12%	0.18%
Net investment income	0.02%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$135,704	$172,725	$123,525	$203,609	$284,041

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo National Tax-Free Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.33%	0.02%	0.02%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.40%	0.36%	0.36%	0.36%	0.36%
Net expenses	0.27%	0.08%	0.08%	0.11%	0.18%
Net investment income	0.22%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$155,448	$179,171	$191,766	$214,788	$226,083

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo National Tax-Free Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
PREMIER CLASS[1]	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.41%	0.02%	0.02%	0.02%	0.03%
Ratios to average net assets (annualized)
Gross expenses	0.25%	0.24%	0.24%	0.24%	0.24%
Net expenses	0.18%	0.08%	0.08%	0.11%	0.17%
Net investment income	0.18%	0.01%	0.01%	0.01%	0.02%
Supplemental data
Net assets, end of period (000s omitted)	$105,881	$1,677,748	$2,269,187	$2,292,160	$2,112,183

[1]	Effective April 1, 2016, Institutional Class was renamed Premier Class.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo National Tax-Free Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.20%	0.02%	0.02%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.53%	0.52%	0.53%	0.53%
Net expenses	0.32%	0.08%	0.08%	0.12%	0.18%
Net investment income	0.03%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$73,472	$162,593	$139,915	$166,178	$264,063

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo National Tax-Free Money Market Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo National Tax-Free Money Market Fund (the “Fund”) which is a diversified series of the Trust.

During the year, the amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury, government and retail money market funds continued to operate with stable $1.00 net asset values. Meanwhile, tax-exempt and prime money market funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. In addition, money market fund boards of directors have the discretion to impose liquidity fees or redemption gates on all non-government funds. As a result of the changes due to money market reform, the institutional prime and municipal money market funds may have been subject to significant flows in shareholder activity as assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 net asset value.

Effective September 1, 2016, Sweep Class shares are no longer offered by the Fund. Information for Sweep Class shares reflected in the financial statements represent activity through August 31, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

26	Wells Fargo National Tax-Free Money Market Fund	Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$460,972,608	$0	$460,972,608
Total assets	$0	$460,972,608	$0	$460,972,608

Notes to financial statements	Wells Fargo National Tax-Free Money Market Fund	27

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At January 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2017, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Sweep Class	0.22%
Administrator Class	0.10
Premier Class[1]	0.08
Service Class	0.12

[1]	Effective April 1, 2016, Institutional Class was renamed Premier Class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through May 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.64% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Premier Class shares and 0.45% for Service Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2017, Funds Management voluntarily waived additional expenses to maintain a positive yield. Prior to January 23, 2017, the Fund’s expenses were capped at 0.65% for Class A shares.

During the year ended January 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $255 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,329 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

28	Wells Fargo National Tax-Free Money Market Fund	Notes to financial statements

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2017 and January 31, 2016 were as follows:

	Year ended January 31
	2017	2016
Ordinary income	$323,167	$253,594
Tax-exempt income	1,757,834	160,082
Long-term capital gain	367,651	154,725

As of January 31, 2017, distributable earnings on a tax basis consisted of $24,168 in undistributed tax-exempt income.

6. ACQUISITION

After the close of business on January 20, 2017, the Fund acquired the net assets of Wells Fargo Municipal Money Market Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Premier Class and Service Class shares of Wells Fargo Municipal Money Market Fund received Class A, Premier Class and Service Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Municipal Money Market Fund for 142,151,344 shares of the Fund valued at $142,009,533 at an exchange ratio of 1.00, 1.00 and 1.00 for Class A, Premier Class and Service Class shares, respectively. The investment portfolio of Wells Fargo Municipal Money Market Fund with an amortized cost of $139,920,548 at January 20, 2017 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Municipal Money Market Fund and the Fund immediately prior to the acquisition were $142,009,533 and $325,404,888, respectively. The aggregate net assets of the Fund immediately after the acquisition were $476,414,421. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Municipal Money Market Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed February 1, 2016, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the twelve months ended January 31, 2017 would have been:

Net investment income	$2,239,826
Net realized gains on investments	$225,550
Net increase in net assets resulting from operations	$2,465,376

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Municipal Money Market Fund that have been included in the Fund’s Statement of Operations since January 23, 2017.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Notes to financial statements	Wells Fargo National Tax-Free Money Market Fund	29

9. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

30	Wells Fargo National Tax-Free Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo National Tax-Free Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo National Tax-Free Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

Other information (unaudited)	Wells Fargo National Tax-Free Money Market Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $367,651 was designated as a 20% rate gain distribution for the fiscal year ended January 31, 2017.

For the fiscal year ended January 31, 2017, $175,467 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2017, $147,700 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 90.92% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo National Tax-Free Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo National Tax-Free Money Market Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo National Tax-Free Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

301453 03-17 A309/AR309 01-17

Annual Report

January 31, 2017

Government Money Market Funds

∎	Wells Fargo Treasury Plus Money Market Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Treasury Plus Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Treasury Plus Money Market Fund for the 12-month period that ended January 31, 2017. The U.S. economy displayed resilience during the period although growth remained somewhat sluggish. International economies generally faced deeper ongoing challenges. Despite heightened market volatility, global stocks delivered strong results overall. U.S. and international stocks returned 20.04% and 16.09% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.45%.

In February–March 2016, fears about global economic weakness prevailed and then abated.

As the reporting period began, most stock markets worldwide were in the midst of a decline fueled by concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and effect of interest-rate increases by the U.S. Federal Reserve (Fed). In mid-February, fears abated somewhat and global markets generally rallied. Meanwhile, bond investors’ fears about falling commodity prices, a slowing Chinese economy, weakness in European banks, and market volatility also lessened, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. With ongoing uncertainties about global growth and financial markets, the Fed held off from raising the target interest rate. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies, many of these countries’ economies faced the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Treasury Plus Money Market Fund	3

growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, more refinery production ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. After bottoming in early July, yields began to rise again as market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

4	Wells Fargo Treasury Plus Money Market Fund	Letter to shareholders (unaudited)

Investor optimism continued into January 2017.

January brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve a large fiscal stimulus package.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Treasury Plus Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®

Jeffrey L. Weaver, CFA®

Laurie White

Average annual total returns (%) as of January 31, 20171

					Expense ratios[2] (%)
		1 year	5 year	10 year	Gross	Net[3]
Class A (PIVXX)	7-28-2003	0.01	0.01	0.51	0.62	0.62
Administrator Class (WTPXX)	3-31-2008	0.06	0.02	0.57	0.35	0.35
Institutional Class (PISXX)	8-11-1995	0.20	0.05	0.61	0.23	0.20
Service Class (PRVXX)	10-1-1985	0.02	0.01	0.54	0.52	0.45
Sweep Class	6-30-2010	0.01	0.01	0.51	0.78	0.78

Yield summary (%) as of January 31, 20173

	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class
7-day current yield	0.01	0.23	0.38	0.13	0.01
7-day compound yield	0.01	0.23	0.38	0.13	0.01
30-day simple yield	0.01	0.23	0.37	0.12	0.01
30-day compound yield	0.01	0.23	0.37	0.12	0.01

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or a contingent deferred sales charge.

For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Treasury Plus Money Market Fund	7

Portfolio composition as of January 31, 2017[4]

Effective maturity distribution as of January 31, 2017[4]

Weighted average maturity as of January 31, 2017[5]
43 days

Weighted average life as of January 31, 2017[6]
73 days

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Sweep Class shares prior to their inception reflects the performance of Class A shares, and has not been adjusted to include the higher expenses applicable to Sweep Class shares. If these expenses had been adjusted, returns would be lower.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 13, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.65% for Class A, 0.35% for Administrator Class, 0.20% for Institutional Class, 0.45% for Service Class, and 1.00% for Sweep Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.04)%, 0.23%, 0.35%, 0.06%, and (0.19)% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[7]	The Bank of New York (BNY) Mellon Treasury Tri-Party Repo Index reflects the daily average of the interest rates negotiated between buyers and sellers for repurchase transactions involving particular collateral types where BNY Mellon acts as agent and intermediary for the buyer and seller. This index specifically reflects the interest rate for repurchase transactions collateralized by U.S. Treasuries excluding Separate Trading of Registered Interest and Principal of Securities. You cannot invest directly in an index.

8	Wells Fargo Treasury Plus Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

The majority of the Fund’s fiscal year that ended January 31, 2017, was characterized by steady interest rates that were higher than the near-zero rates prevailing for the several preceding years but still low by historical standards. Rates were higher in the last two months of the period due to an increase of 0.25% in the federal funds rate by the U.S. Federal Reserve (Fed) on December 14, 2016, to a new target range of 0.50% to 0.75%. Interest rates on all categories of government money market securities moved higher shortly before the Fed’s move and generally maintained those levels after the official increase. This past year also saw the full implementation of amendments to Rule 2a-7, which governs money market funds, by October 14, 2016. U.S. Treasury and government money market funds continued to operate much as they always did, with stable $1.00 net asset values.

That action by the Fed came almost exactly one year after its previous interest-rate hike of 0.25% on December 16, 2015. At that time, after seven years with interest rates set near zero, the Fed’s projections showed further gradual interest-rate increases throughout 2016. Economic developments, including international ones, led the Fed to delay those plans for higher interest rates, and it ultimately was able to produce the lone December 2016 hike.

Three-month Treasury bill (T-bill) yields averaged 30 basis points (bps; 100 bps equals 1.00%) during the first 10.5 months of the reporting period preceding the Fed’s interest-rate hike. In the last 1.5 months of the reporting period, after the Fed hike, 3-month T-bills yielded an average of 50 bps. For the entire year that ended January 31, 2017, 3-month T-bill yields averaged 33 bps, compared with 6 bps in the preceding 12-month period.

Although the increase in T-bill yields from year to year roughly matched the Fed’s moves, there were several underlying factors affecting interest rates that tended to offset each other over the year. Changes in the Securities and Exchange Commission’s rules regarding money market funds (MMFs) that became effective in October 2016 resulted in approximately $1 trillion of money moving from prime MMFs to U.S. government MMFs in the second half of 2016, adding to the demand for government securities, including T-bills. On the other hand, the U.S. Treasury increased the supply of T-bills by $284 billion in the year that ended January 31, 2017, partially offsetting the increased demand.

The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s decisions. Overnight repo rates, as measured by the BNY Mellon Treasury Tri-Party Repo Index,7 averaged 29 bps in the first 10.5 months of the reporting period, before the Fed’s interest-rate hike, then rose to 51 bps on average over the balance of the reporting period that ended January 31, 2017. Overall, the average repo yield for the fiscal year that ended January 31, 2017, was 32 bps, compared with 10 bps in the prior 12-month period.

Our investment strategy remained consistent. We invested in T-bills and U.S. Treasury notes, including floating-rate notes, as well as Treasury collateralized repos while taking into account the Fund’s overall level of liquidity and average maturity.

Strategic outlook

In spite of having recently raised the federal funds rate, the Fed projects that it will continue to raise rates throughout the coming year. A year ago, the situation was nearly identical, but the Fed was able to raise rates only once, near the end of the year, which may cast doubt on its projections again this year. The economy has continued its solid, if unspectacular, performance, with a stronger labor market and very gradually rising, but still below target, inflation. The Fed has signaled that it will continue to proceed cautiously, weighing incoming economic data and other factors and modifying its interest-rate path accordingly. Added to the usual uncertainty this year are the changes in U.S. leadership resulting from the election in November 2016, with a Republican sweep of the presidency and both houses of Congress suggesting possible significant changes in economic policy. It’s possible that changes in fiscal policy could in turn affect the Fed’s interest-rate decisions. In the face of this heightened uncertainty, we believe that our investment strategy, with its focus on capital preservation and liquidity, will enable the Fund to continue to meet its objectives.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Treasury Plus Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2016	Ending account value 1-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.05	$2.17	0.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	$2.19	0.43%
Administrator Class
Actual	$1,000.00	$1,000.48	$1.74	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.76	0.35%
Institutional Class
Actual	$1,000.00	$1,001.21	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Service Class
Actual	$1,000.00	$1,000.19	$2.03	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$2.05	0.40%
Sweep Class
Actual	$1,000.00	$1,000.05	$2.02	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$2.05	0.40%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Treasury Plus Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Repurchase Agreements ^^: 52.28%
Bank of Nova Scotia NY, dated 1-31-2017, maturity value $960,014,400 (1)	0.54%	2-1-2017	$960,000,000	$960,000,000
Barclays Capital Incorporated, dated 1-31-2017, maturity value $300,004,583 (2)	0.55	2-1-2017	300,000,000	300,000,000
BNP Paribas, dated 1-4-2017, maturity value $250,145,000 (3)¢±§	0.58	2-9-2017	250,000,000	250,000,000
BNP Paribas, dated 1-31-2017, maturity value $1,090,016,350 (4)	0.54	2-1-2017	1,090,000,000	1,090,000,000
Citigroup Global Markets Incorporated, dated 1-26-2017, maturity value $250,025,764 (5)	0.53	2-2-2017	250,000,000	250,000,000
Credit Agricole, dated 1-31-2017, maturity value $1,000,015,000 (6)	0.54	2-1-2017	1,000,000,000	1,000,000,000
Credit Suisse Securities USA, dated 1-31-2017, maturity value $500,007,500 (7)	0.54	2-1-2017	500,000,000	500,000,000
Federal Reserve Bank of New York, dated 1-31-2017, maturity value $850,011,806 (8)	0.50	2-1-2017	850,000,000	850,000,000
JPMorgan Securities, dated 1-3-2017, maturity value $550,239,250 (9)¢±§	0.54	2-1-2017	550,000,000	550,000,000
JPMorgan Securities, dated 1-31-2017, maturity value $125,001,875 (10)	0.54	2-1-2017	125,000,000	125,000,000
Merrill Lynch Pierce Fenner & Smith, dated 1-31-2017, maturity value $535,008,025 (11)	0.54	2-1-2017	535,000,000	535,000,000
Met Life, dated 1-31-2017, maturity value $100,003,725 (12)	0.56	2-1-2017	100,002,169	100,002,169
Prudential Insurance Company NJ, dated 1-31-2017, maturity value $251,491,412 (13)	0.56	2-1-2017	251,487,500	251,487,500
Prudential, dated 1-31-2017, maturity value $42,541,412 (14)	0.56	2-1-2017	42,540,750	42,540,750
RBC Capital Markets, dated 1-26-2017, maturity value $250,045,000 (15)¢±§	0.54	2-7-2017	250,000,000	250,000,000
Royal Bank of Scotland, dated 1-31-2017, maturity value $250,003,819 (16)	0.55	2-1-2017	250,000,000	250,000,000
Toronto Dominion Bank, dated 1-31-2017, maturity value $455,006,825 (17)	0.54	2-1-2017	455,000,000	455,000,000

Total Repurchase Agreements (Cost $7,759,030,419)				7,759,030,419

Treasury Debt: 46.90%
U.S. Treasury Bill (z)	0.21	2-2-2017	14,930,000	14,929,824
U.S. Treasury Bill (z)	0.47	3-2-2017	50,000,000	49,980,566
U.S. Treasury Bill (z)	0.53	5-11-2017	40,000,000	39,941,150
U.S. Treasury Bill (z)	0.54	3-30-2017	50,000,000	49,956,554
U.S. Treasury Bill (z)##	0.59	7-13-2017	80,000,000	79,786,700
U.S. Treasury Bill (z)	0.59	4-27-2017	15,000,000	14,978,750
U.S. Treasury Bill (z)	0.60	7-20-2017	70,000,000	69,802,833
U.S. Treasury Bill (z)	0.60	5-25-2017	120,000,000	119,771,489
U.S. Treasury Bill (z)	0.62	6-1-2017	60,000,000	59,875,800
U.S. Treasury Bill (z)%%	0.62	8-3-2017	80,000,000	79,747,222
U.S. Treasury Bill (z)	0.62	5-18-2017	50,000,000	49,907,913
U.S. Treasury Bill (z)	0.63	7-6-2017	50,000,000	49,862,868
U.S. Treasury Bill (z)	0.67	6-29-2017	50,000,000	49,862,196
U.S. Treasury Bond	8.75	5-15-2017	250,000,000	255,781,778
U.S. Treasury Note	0.50	2-28-2017	29,000,000	28,998,045
U.S. Treasury Note	0.50	4-30-2017	150,000,000	149,985,689
U.S. Treasury Note	0.63	2-15-2017	180,000,000	180,003,912
U.S. Treasury Note	0.63	5-31-2017	410,000,000	410,054,470
U.S. Treasury Note	0.63	8-31-2017	95,000,000	94,958,378
U.S. Treasury Note	0.63	9-30-2017	35,000,000	34,948,996
U.S. Treasury Note ±	0.65	1-31-2019	80,000,000	80,000,000
U.S. Treasury Note ±	0.67	10-31-2017	550,000,000	549,795,652
U.S. Treasury Note ±	0.68	10-31-2018	260,000,000	259,977,143
U.S. Treasury Note ±	0.68	7-31-2018	350,000,000	350,002,934
U.S. Treasury Note ±	0.70	4-30-2018	186,851,000	186,868,279
U.S. Treasury Note	0.75	3-15-2017	220,000,000	220,050,606
U.S. Treasury Note	0.75	10-31-2017	20,000,000	19,981,583
U.S. Treasury Note ±	0.78	1-31-2018	400,000,000	400,099,441
U.S. Treasury Note	0.88	2-28-2017	295,000,000	295,078,603
U.S. Treasury Note	0.88	4-15-2017	120,000,000	120,074,503

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2017	Wells Fargo Treasury Plus Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt (continued)
U.S. Treasury Note	0.88%	4-30-2017	$375,000,000	$375,294,587
U.S. Treasury Note	0.88	5-15-2017	125,000,000	125,128,959
U.S. Treasury Note	0.88	7-15-2017	35,000,000	35,023,159
U.S. Treasury Note	0.88	8-15-2017	75,000,000	75,070,541
U.S. Treasury Note	0.88	10-15-2017	76,858,000	76,861,773
U.S. Treasury Note	0.88	11-15-2017	45,000,000	45,005,782
U.S. Treasury Note	0.88	1-15-2018	10,000,000	9,986,838
U.S. Treasury Note	1.00	3-31-2017	50,000,000	50,031,906
U.S. Treasury Note	1.00	9-15-2017	160,000,000	160,211,649
U.S. Treasury Note	1.88	9-30-2017	300,000,000	302,136,170
U.S. Treasury Note	1.88	10-31-2017	55,000,000	55,407,321
U.S. Treasury Note	2.25	11-30-2017	94,000,000	95,091,439
U.S. Treasury Note	2.75	5-31-2017	107,000,000	107,750,282
U.S. Treasury Note	3.00	2-28-2017	250,000,000	250,465,026
U.S. Treasury Note	3.13	4-30-2017	50,000,000	50,314,448
U.S. Treasury Note	3.25	3-31-2017	20,000,000	20,085,054
U.S. Treasury Note	4.25	11-15-2017	160,800,000	165,051,185
U.S. Treasury Note	4.50	5-15-2017	45,000,000	45,496,904
U.S. Treasury Note	4.63	2-15-2017	463,700,000	464,428,138
U.S. Treasury Note	4.75	8-15-2017	85,000,000	86,814,167

Total Treasury Debt (Cost $6,960,719,205)				6,960,719,205

Total investments in securities (Cost $14,719,749,624) *	99.18%	14,719,749,624
Other assets and liabilities, net	0.82	122,156,373

Total net assets	100.00%	$14,841,905,997

^^	Collateralized by:

(1)	U.S. government securities, 0.13% to 8.50%, 9-30-2017 to 11-15-2045, fair value including accrued interest is $979,200,001.

(2)	U.S. government securities, 0.00% to 2.88%, 4-15-2017 to 5-15-2043, fair value including accrued interest is $306,000,046.

(3)	U.S. government securities, 0.00% to 8.13%, 6-22-2017 to 8-15-2044, fair value including accrued interest is $255,000,000.

(4)	U.S. government securities, 0.00% to 9.13%, 2-28-2017 to 8-15-2046, fair value including accrued interest is $1,111,800,000.

(5)	U.S. government securities, 1.75%, 12-31-2020, fair value including accrued interest is $255,000,062.

(6)	U.S. government securities, 0.63% to 9.00%, 3-15-2017 to 11-15-2046, fair value including accrued interest is $1,020,000,044.

(7)	U.S. government securities, 1.38% to 9.00%, 11-15-2018 to 11-30-2018, fair value including accrued interest is $510,003,537.

(8)	U.S. government securities, 2.00% to 4.38%, 2-15-2022 to 8-15-2043, fair value including accrued interest is $850,011,854.

(9)	U.S. government securities, 0.13% to 1.63%, 1-15-2018 to 7-15-2026, fair value including accrued interest is $561,000,912.

(10)	U.S. government securities, 3.00%, 11-15-2044, fair value including accrued interest is $127,500,351.

(11)	U.S. government securities, 0.13% to 3.00%, 4-15-2017 to 11-15-2044, fair value including accrued interest is $545,700,064.

(12)	U.S. government securities, 1.75%, 11-30-2021, fair value including accrued interest is $101,666,738.

(13)	U.S. government securities, 0.00% to 2.25%, 7-31-2021 to 2-15-2026, fair value including accrued interest is $256,517,250.

(14)	U.S. government securities, 0.00%, 2-15-2018, fair value including accrued interest is $43,391,565.

(15)	U.S. government securities, 0.00% to 6.25%, 3-31-2017 to 5-15-2045, fair value including accrued interest is $255,000,002.

(16)	U.S. government securities, 2.13%, 8-15-2021, fair value including accrued interest is $255,001,670.

(17)	U.S. government securities, 0.00% to 3.38%, 4-30-2017 to 2-15-2046, fair value including accrued interest is $464,100,089.

¢	The security represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.

±	Variable rate investment. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.

(z)	Zero coupon security. The rate represents the current yield to maturity.

##	All or a portion of this security is segregated for when-issued securities.

%%	The security is issued on a when-issued basis.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Treasury Plus Money Market Fund	Statement of assets and liabilities—January 31, 2017

Assets
Investments
In repurchase agreements, at amortized cost	$7,759,030,419
In unaffiliated securities, at amortized cost	6,960,719,205

Total investments, at amortized cost	14,719,749,624
Cash	176,291,864
Receivable for Fund shares sold	219,281
Receivable for interest	31,888,548
Prepaid expenses and other assets	573,800

Total assets	14,928,723,117

Liabilities
Dividends payable	2,283,263
Payable for investments purchased	79,747,222
Payable for Fund shares redeemed	597,061
Management fee payable	1,409,167
Distribution fee payable	30
Administration fees payable	1,297,810
Accrued expenses and other liabilities	1,482,567

Total liabilities	86,817,120

Total net assets	$14,841,905,997

NET ASSETS CONSIST OF
Paid-in capital	$14,842,118,304
Overdistributed net investment income	(289,731)
Accumulated net realized gains on investments	77,424

Total net assets	$14,841,905,997

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$1,745,419,256
Shares outstanding – Class A1	1,745,139,288
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$106,245,525
Shares outstanding – Administrator Class[1]	106,232,479
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$11,489,674,147
Shares outstanding – Institutional Class[1]	11,488,259,974
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$1,500,467,050
Shares outstanding – Service Class[1]	1,500,267,960
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$100,019
Shares outstanding – Sweep Class[1]	100,005
Net asset value per share – Sweep Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2017	Wells Fargo Treasury Plus Money Market Fund	13

Investment income
Interest	$61,242,941

Expenses
Management fee	21,488,590
Administration fees
Class A	3,582,457
Administrator Class	98,798
Institutional Class	9,807,808
Service Class	1,665,106
Sweep Class	2,826
Shareholder servicing fees
Class A	4,070,974
Administrator Class	97,532
Service Class	3,461,488
Sweep Class	3,255
Distribution fee
Sweep Class	4,559
Custody and accounting fees	717,450
Professional fees	49,699
Registration fees	91,302
Shareholder report expenses	39,912
Trustees’ fees and expenses	6,350
Other fees and expenses	60,388

Total expenses	45,248,494
Less: Fee waivers and/or expense reimbursements	(8,896,689)

Net expenses	36,351,805

Net investment income	24,891,136

Net realized gains on investments	81,744

Net increase in net assets resulting from operations	$24,972,880

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Treasury Plus Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2017		Year ended January 31, 2016

Operations
Net investment income		$24,891,136		$3,092,239
Net realized gains on investments		81,744		1,750

Net increase in net assets resulting from operations		24,972,880		3,093,989

Distributions to shareholders from
Net investment income
Class A		(163,265)		(185,550)
Administrator Class		(51,470)		(11,187)
Institutional Class		(24,297,004)		(2,738,718)
Service Class		(350,804)		(156,479)
Sweep Class		(131)		(305)

Total distributions to shareholders		(24,862,674)		(3,092,239)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,296,081,222	11,296,081,222	9,695,234,245	9,695,234,245
Administrator Class	499,035,081	499,035,081	1,485,239,239	1,485,239,239
Institutional Class	122,393,174,334	122,393,174,334	92,509,317,999	92,509,317,999
Service Class	7,018,205,428	7,018,205,428	6,667,123,211	6,667,123,211
Sweep Class	3,292,744	3,292,744	7,264,570	7,264,570

		141,209,788,809		110,364,179,264

Reinvestment of distributions
Class A	53,041	53,041	60,846	60,846
Administrator Class	50,911	50,911	9,295	9,295
Institutional Class	10,877,460	10,877,460	1,058,693	1,058,693
Service Class	108,713	108,713	10,293	10,293
Sweep Class	126	126	305	305

		11,090,251		1,139,432

Payment for shares redeemed
Class A	(11,507,366,314)	(11,507,366,314)	(9,471,777,216)	(9,471,777,216)
Administrator Class	(494,273,687)	(494,273,687)	(1,489,995,863)	(1,489,995,863)
Institutional Class	(123,531,631,920)	(123,531,631,920)	(91,084,112,215)	(91,084,112,215)
Service Class	(6,857,724,021)	(6,857,724,021)	(7,172,613,690)	(7,172,613,690)
Sweep Class	(6,337,930)	(6,337,930)	(7,173,689)	(7,173,689)

		(142,397,333,872)		(109,225,672,673)

Net increase (decrease) in net assets resulting from capital share transactions		(1,176,454,812)		1,139,646,023

Total increase (decrease) in net assets		(1,176,344,606)		1,139,647,773

Net assets
Beginning of period		16,018,250,603		14,878,602,830

End of period		$14,841,905,997		$16,018,250,603

Overdistributed net investment income		$(289,731)		$(318,193)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Treasury Plus Money Market Fund	15

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net expenses	0.39%	0.11%	0.06%	0.06%	0.12%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,745,419	$1,956,626	$1,733,107	$1,998,010	$1,589,730

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Treasury Plus Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.06%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.34%	0.34%	0.35%
Net expenses	0.34%	0.10%	0.06%	0.07%	0.13%
Net investment income	0.05%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$106,246	$101,432	$106,179	$98,633	$204,264

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Treasury Plus Money Market Fund	17

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.20%	0.02%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Net expenses	0.20%	0.10%	0.06%	0.06%	0.12%
Net investment income	0.20%	0.02%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$11,489,674	$12,617,153	$11,190,887	$9,522,210	$7,557,137

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Treasury Plus Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.02%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net expenses	0.38%	0.11%	0.06%	0.06%	0.12%
Net investment income	0.03%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,500,467	$1,339,895	$1,845,375	$1,589,951	$1,932,680

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Treasury Plus Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1,2]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	0.00	0.00	(0.00)[1]	(0.00)[1]	0.00

Total distributions to shareholders	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.97%	0.97%	0.97%	0.97%
Net expenses	0.34%	0.11%	0.06%	0.06%	0.12%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$100	$3,145	$3,054	$20,122	$27,152

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Treasury Plus Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Treasury Plus Money Market Fund (the “Fund”) which is a diversified series of the Trust.

During the year, the amendments to Rule 2a-7, which governs money market funds, were fully implemented by October 14, 2016. U.S. Treasury, government and retail money market funds continued to operate with stable $1.00 net asset values. Meanwhile, tax-exempt and prime money market funds experienced more changes. Institutional prime and municipal money market funds began transacting at market-based, or floating, net asset values. In addition, money market fund boards of directors have the discretion to impose liquidity fees or redemption gates on all non-government funds. As a result of the changes due to money market reform, the institutional prime and municipal money market funds may have been subject to significant flows in shareholder activity as assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Notes to financial statements	Wells Fargo Treasury Plus Money Market Fund	21

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Treasury Plus Money Market Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Repurchase agreements	$0	$7,759,030,419	$0	$7,759,030,419

Treasury debt	0	6,960,719,205	0	6,960,719,205
Total assets	$0	$14,719,749,624	$0	$14,719,749,624

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At January 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2017, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.08
Service Class	0.12
Sweep Class	0.03	*

*	Prior to November 17, 2016, the class-level administration fee for Sweep Class shares was 0.22% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 13, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.45% for Service Class shares, and 1.00% for Sweep Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2017, Funds Management voluntarily waived additional expenses to maintain a positive yield.

Notes to financial statements	Wells Fargo Treasury Plus Money Market Fund	23

During the year ended January 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $28,462 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $16,066 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $24,862,674 and $3,092,239 of ordinary income for the years ended January 31, 2017 and January 31, 2016, respectively.

As of January 31, 2017, distributable earnings on a tax basis consisted of $2,304,094 in undistributed ordinary income.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

8. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

24	Wells Fargo Treasury Plus Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Treasury Plus Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Treasury Plus Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

Other information (unaudited)	Wells Fargo Treasury Plus Money Market Fund	25

TAX INFORMATION

For the fiscal year ended January 31, 2017, $23,315,696 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2017, 48% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Treasury Plus Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Treasury Plus Money Market Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

28	Wells Fargo Treasury Plus Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

301454 03-17 A314/AR314 01-17

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended January 31, 2017	Fiscal year ended January 31, 2016
Audit fees	$306,344	$364,309
Audit-related fees	—	—
Tax fees (1)	14,960	18,000
All other fees	—	—

	$321,304	$382,309

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Wells Fargo Money Market Fund and Wells Fargo National Tax-Free Money Market Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for each of Wells Fargo Money Market Fund and Wells Fargo National Tax-Free Money Market Fund is filed under this Item.

Portfolio of investments—January 31, 2017	Wells Fargo Money Market Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 13.22%
Banco del estado de Chile	1.10%	4-18-2017	$2,000,000	$2,000,000
Bank of Montreal	1.16	6-7-2017	3,000,000	3,000,000
Bank of Nova Scotia ±	1.31	5-11-2017	5,000,000	5,002,818
Chiba Bank Limited	1.10	3-13-2017	5,000,000	5,000,000
Chiba Bank Limited	1.10	3-23-2017	5,000,000	5,000,000
Cooperatieve Centrale ±	1.14	7-10-2017	5,000,000	5,000,000
Credit Suisse (New York) ±	1.47	5-12-2017	4,000,000	4,000,000
HSBC Bank plc	0.60	2-1-2017	8,000,000	8,000,000
ING Funding LLC ±	1.22	5-30-2017	4,000,000	4,000,000
Mizuho Bank Limited ±	1.52	3-7-2017	4,000,000	4,001,118
National Bank of Kuwait	0.58	2-1-2017	11,050,000	11,050,000
NBAD Americas NV	0.58	2-1-2017	11,000,000	11,000,000
Norinchukin Bank	0.90	2-15-2017	3,000,000	3,000,173
Sumitomo Mitsui Banking Corporation ±	1.42	4-18-2017	3,000,000	3,002,354
Swedbank ±	1.12	5-22-2017	3,000,000	3,000,000

Total Certificates of Deposit (Cost $76,056,463)				76,056,463

Commercial Paper: 37.58%

Asset-Backed Commercial Paper: 20.56%
Alpine Securitization Limited 144A(z)	1.00	2-2-2017	2,000,000	1,999,944
Alpine Securitization Limited 144A(z)	1.02	2-10-2017	1,000,000	999,745
Alpine Securitization Limited 144A(z)	1.18	3-21-2017	2,000,000	1,996,853
Anglesea Funding LLC 144A±	1.00	6-30-2017	3,000,000	3,000,000
Antalis SA 144A(z)	0.85	2-13-2017	4,000,000	3,998,867
Antalis SA 144A(z)	1.00	2-2-2017	2,000,000	1,999,944
Atlantic Asset Securitization Corporation 144A(z)	1.05	3-6-2017	3,000,000	2,997,113
Barton Capital Corporation 144A(z)	0.97	3-9-2017	3,000,000	2,997,090
Cedar Spring Capital Company 144A(z)	1.08	2-9-2017	3,000,000	2,999,280
Chesham Finance Limited 144A(z)	0.73	2-1-2017	9,000,000	9,000,000
Concord Minutemen Capital Company 144A(z)	0.85	2-9-2017	4,000,000	3,999,244
Concord Minutemen Capital Company 144A(z)	0.85	2-13-2017	5,000,000	4,998,583
Kells Funding LLC 144A(z)	0.79	2-21-2017	6,000,000	5,997,367
Kells Funding LLC 144A(z)	0.95	2-7-2017	2,000,000	1,999,683
Kells Funding LLC 144A±	1.22	5-2-2017	4,000,000	3,999,997
Lexington Parker Capital Company LLC 144A(z)	1.15	4-20-2017	5,000,000	4,987,542
LMA Amercias LLC 144A(z)	0.95	2-8-2017	3,000,000	2,999,446
LMA Americas LLC 144A(z)	1.05	3-7-2017	3,000,000	2,997,025
Matchpoint Finance plc 144A(z)	0.97	2-23-2017	10,000,000	9,994,072
Matchpoint Finance plc 144A(z)	1.02	3-7-2017	2,000,000	1,998,073
Mont Blanc Capital Corporation 144A(z)	0.90	3-27-2017	4,000,000	3,994,600
Nieuw Amsterdam Receivable 144A(z)	0.88	2-3-2017	2,000,000	1,999,902
Nieuw Amsterdam Receivable 144A(z)	0.96	2-23-2017	5,000,000	4,997,067
Regency Markets No.1 LLC 144A(z)	0.80	2-8-2017	6,000,000	5,999,067
Ridgefield Funding Company 144A(z)	1.06	4-3-2017	9,000,000	8,983,937
Starbird Funding Corporation 144A(z)	1.02	3-7-2017	2,000,000	1,998,073
Versailles Commercial Paper LLC 144A±	1.02	6-1-2017	8,000,000	8,000,000
Victory Receivables 144A(z)	0.94	3-3-2017	3,000,000	2,997,650
Victory Receivables 144A(z)	0.95	3-10-2017	3,300,000	3,296,778

				118,226,942

2	Wells Fargo Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper: 15.98%
Banco de Credito e Inversiones 144A(z)	1.10%	2-15-2017	$2,000,000	$1,999,144
Barclays Bank plc 144A(z)	0.97	2-15-2017	5,000,000	4,998,114
BPCE SA 144A(z)	1.16	5-1-2017	4,000,000	3,988,529
Caisse Centrale Desjardins du Quebec 144A(z)	0.96	3-8-2017	5,000,000	4,995,352
Commonwealth Bank of Australia 144A±	1.41	4-19-2017	6,000,000	6,004,584
DBS Bank Limited 144A(z)	1.04	4-4-2017	7,000,000	6,987,462
Erste Bank der Oesterreichischen Sparkassen AG ±144A	1.12	3-14-2017	5,000,000	5,000,000
HSBC Bank plc 144A±	1.19	6-7-2017	4,000,000	4,000,000
Macquarie Bank Limited 144A(z)	0.90	3-7-2017	2,000,000	1,998,300
Mitsubishi UFJ Trust & Banking Corporation (z)	1.10	4-21-2017	4,000,000	3,990,344
Nationwide Building Society 144A(z)	1.10	4-3-2017	5,000,000	4,990,681
Nationwide Buliding Society 144A(z)	0.90	2-2-2017	3,000,000	2,999,925
NV Bank Nederlandse Gemeenten 144A(z)	0.82	2-9-2017	5,000,000	4,999,089
Oversea-Chinese Banking Corporation 144A(z)	1.05	4-10-2017	5,000,000	4,990,083
Oversea-Chinese Banking Corporation 144A±	1.17	7-19-2017	5,000,000	5,000,000
Sumitomo Trust & Banking Company 144A(z)	0.90	2-17-2017	12,000,000	11,995,200
Suncorp Group Limited 144A(z)	0.88	2-1-2017	8,000,000	8,000,000
United Overseas Bank Limited 144A(z)	1.05	4-24-2017	5,000,000	4,988,042

				91,924,849

Other Commercial Paper: 1.04%
Erste Abwicklungsanstalt 144A(z)	0.91	2-15-2017	4,000,000	3,998,584
Erste Abwicklungsanstalt 144A(z)	1.04	4-25-2017	2,000,000	1,995,204

				5,993,788

Total Commercial Paper (Cost $216,145,579)				216,145,579

Municipal Obligations: 39.89%

Arizona: 0.52%

Other Municipal Debt: 0.52%
Arizona Agricultural Improvement & Power District Salt River Project Series D1 (Utilities Revenue) (z)	0.94	2-16-2017	3,000,000	2,998,750

California: 2.65%

Variable Rate Demand Notes ø: 2.65%
JPMorgan Chase PUTTER/DRIVER Trust Series 3841 (Transportation Revenue, Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.74	7-1-2024	5,235,000	5,235,000
RBC Municipal Products Incorporated Trust Water District Series E (Water & Sewer Revenue, Royal Bank of Canada LOC) 144A	0.80	4-5-2019	6,000,000	6,000,000
San Francisco City & County CA Certificate of Participation Series B001 (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144A	1.10	11-1-2041	2,000,000	2,000,000
Tender Option Bond Trust Receipts/Certificates for Palomar Pomerado Health Series XG0017 (GO Revenue, Bank of America NA LIQ) 144A	0.96	8-1-2037	2,000,000	2,000,000

				15,235,000

Colorado: 2.71%

Variable Rate Demand Notes ø: 2.71%
Colorado HFA Class I Series A-1 (Housing Revenue, FHLB SPA)	0.75	10-1-2034	805,000	805,000
Colorado HFA Class II Series A-2 (Housing Revenue, FHLB SPA)	0.85	10-1-2033	3,220,000	3,220,000

Portfolio of investments—January 31, 2017	Wells Fargo Money Market Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Colorado HFA MFHR Project B-2 (Housing Revenue, FHLB SPA)	0.80%	5-1-2052	$9,570,000	$9,570,000
Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous Revenue)	0.80	1-1-2027	2,000,000	2,000,000

				15,595,000

Connecticut: 3.66%

Variable Rate Demand Note ø: 3.66%
Puttable Floating Option Taxable Series TNP-1013 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.30	4-15-2046	21,080,000	21,080,000

District of Columbia: 2.61%

Variable Rate Demand Note ø: 2.61%
Howard University (Education Revenue)	0.79	8-1-2031	15,000,000	15,000,000

Florida: 0.87%

Variable Rate Demand Notes ø: 0.87%
Florida Tender Option Bond Trust Receipts/Certificates Series 2016 XL0027 (Airport Revenue, AGC Insured, JPMorgan Chase & Company LIQ) 144A	0.86	10-1-2030	2,015,000	2,015,000
Orlando-Orange County FL Expressway Authority Series 2007 (Transportation Revenue, BHAC/AGM Insured, Citibank NA LIQ)	0.71	7-1-2042	3,000,000	3,000,000

				5,015,000

Georgia: 1.71%

Variable Rate Demand Notes ø: 1.71%
Columbus GA Housing Development Authority Puttable Floating Option Taxable Notes Series TN-024 (Housing Revenue, ACA Insured, Bank of America NA LIQ) 144A	1.02	10-1-2039	4,830,000	4,830,000
Macon-Bibb County GA Industrial Authority Development Kumho Tire Georgia Incorporated Series A (Industrial Development Revenue, Korea Development Bank LOC)	1.05	12-1-2022	5,000,000	5,000,000

				9,830,000

Idaho: 0.58%

Other Municipal Debt: 0.58%
Idaho HFA Series A3 Class II (Housing Revenue, Barclays Bank plc SPA)	0.85	7-1-2034	1,375,000	1,375,000
Idaho HFA Series A4 Class II (Housing Revenue, Barclays Bank plc LIQ)	0.85	1-1-2036	1,960,000	1,960,000

				3,335,000

Iowa: 1.04%

Variable Rate Demand Note ø: 1.04%
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC)	0.87	4-1-2022	6,000,000	6,000,000

Louisiana: 1.44%

Variable Rate Demand Note ø: 1.44%
East Baton Rouge Parish LA Sewerage Commission Revenue Series B005 (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	1.10	2-1-2045	8,280,000	8,280,000

4	Wells Fargo Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Maryland: 1.39%

Variable Rate Demand Note ø: 1.39%
Maryland CDA Housing & Community Residential Series B (Housing Revenue, TD Bank NA SPA)	0.70%	9-1-2033	$8,000,000	$8,000,000

Minnesota: 0.04%

Variable Rate Demand Note ø: 0.04%
RBC Municipal Products Incorporated Trust Series E-69 (Housing Revenue, Royal Bank of Canada LOC) 144A	0.80	5-31-2018	240,000	240,000

Nebraska: 0.70%

Variable Rate Demand Note ø: 0.70%
Nebraska Tender Option Bond Trust Receipts/Certificates Omaha Packaging Facilities Corporation Series SGT13 (Miscellaneous Revenue, Societe Generale LIQ) 144A	0.91	3-1-2033	4,000,000	4,000,000

New York: 8.69%

Variable Rate Demand Notes ø: 8.69%
JPMorgan Chase PUTTER/DRIVER Trust Series 5012 (Miscellaneous Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.67	11-1-2019	10,000,000	10,000,000
New York HFA 605 West 42nd Street Series B (Housing Revenue, Bank of China LOC)	1.13	5-1-2048	17,000,000	17,000,000
New York HFA Biltmore Tower Housing Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	0.68	5-15-2034	4,000,000	4,000,000
New York HFA Manhattan West Residential Housing Series B-2 (Housing Revenue, Bank of China LOC)	1.25	11-1-2049	10,000,000	10,000,000
New York HFA Manhattan West Residential Project Series B-2 (Housing Revenue, Bank of China LOC)	1.12	11-1-2049	1,000,000	1,000,000
New York NY Municipal Water Finance Series F1B-RMKT (Water & Sewer Revenue, U.S. Bank NA SPA)	0.63	6-15-2035	4,000,000	4,000,000
RBC Municipal Products Incorporated Trust Series E-51 for Invesco Van Kampen New York Value Income Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A(i)	1.28	7-1-2017	4,000,000	4,000,000

				50,000,000

North Dakota: 0.35%

Variable Rate Demand Note ø: 0.35%
North Dakota HFA Mortgage Finance Program Series F (Housing Revenue, FHLB SPA)	0.75	1-1-2047	2,000,000	2,000,000

Ohio: 0.35%

Variable Rate Demand Note ø: 0.35%
Columbus OH Regional Airport Authority (Airport Revenue)	0.68	4-1-2044	2,000,000	2,000,000

Oklahoma: 1.00%

Variable Rate Demand Note ø: 1.00%
RBC Municipal Products Incorporated Trust (Transportation Revenue, Royal Bank of Canada LOC) 144A	0.80	7-13-2017	5,725,000	5,725,000

Oregon: 0.87%

Variable Rate Demand Note ø: 0.87%
Tender Option Bond Trust Receipts/Certificates (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.02	5-1-2035	5,000,000	5,000,000

Portfolio of investments—January 31, 2017	Wells Fargo Money Market Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Other: 2.10%

Variable Rate Demand Notes ø: 2.10%
Clipper Tax-Exempt Certificate Trust Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.72%	2-15-2028	$6,120,000	$6,120,000
FHLMC MFHR Series M021 Class A (Housing Revenue, FHLMC LIQ)	0.69	6-15-2036	5,965,000	5,965,000

				12,085,000

South Carolina: 0.52%

Other Municipal Debt: 0.52%
South Carolina Public Service (Utilities Revenue)	0.84	2-14-2017	3,000,000	3,000,000

Tennessee: 0.87%

Variable Rate Demand Note ø: 0.87%
Montgomery County TN Industrial Development Bonds Hankook Tire Manufacturing Project Series A (Industrial Development Revenue, Kookmin Bank LOC)	1.10	12-1-2024	5,000,000	5,000,000

Texas: 4.00%

Variable Rate Demand Notes ø: 4.00%
Brazos Harbor TX Industrial Development Corporation (Industrial Development Revenue)	0.76	10-1-2036	15,000,000	15,000,000
Port Arthur TX Navigation District Daily Fina Oil and Chemical Company Project (Industrial Development Revenue)	0.73	5-1-2033	2,000,000	2,000,000
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project Series 2012 (Industrial Development Revenue)	0.69	3-1-2042	3,000,000	3,000,000
Port Corpus Christi TX Flint Hills Resources Project Series A (Resource Recovery Revenue)	0.73	4-1-2028	3,000,000	3,000,000

				23,000,000

Utah: 0.87%

Variable Rate Demand Note ø: 0.87%
Utah Water Finance Agency Series B-1 (Water & Sewer Revenue, JPMorgan Chase & Company SPA)	0.69	10-1-2037	5,000,000	5,000,000

Wisconsin: 0.35%

Variable Rate Demand Note ø: 0.35%
Wisconsin Housing & EDA Series F (Housing Revenue, JPMorgan Chase & Company SPA)	0.78	5-1-2030	2,000,000	2,000,000

Total Municipal Obligations (Cost $229,418,750)				229,418,750

Other: 1.83%
Nuveen California Dividend Advantage Municipal Fund Variable Rate Demand Preferred Shares Series 5 (Citibank NA LIQ) ±§144A	0.79	8-1-2040	1,500,000	1,500,000
Nuveen California Dividend Advantage Municipal Fund Variable Rate Demand Preferred Shares Series 6 (Citibank NA LIQ) ±§144A	0.79	8-1-2040	1,000,000	1,000,000
Nuveen Enhanced Municipal Credit Opportunities Fund Series 1 ±§144A	0.81	3-1-2040	4,000,000	4,000,000
Western Asset Managed Municipal Fund Incorporated Variable Rate Demand Preferred Shares Series 1 (Citibank NA LIQ) ±§	0.79	3-4-2045	4,000,000	4,000,000

Total Other (Cost $10,500,000)				10,500,000

6	Wells Fargo Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Other Instruments: 0.70%
ANZ New Zealand International Limited of London 144A±	1.40%	4-27-2017	$1,000,000	$1,000,768
Suncorp Metway Limited 144A±	1.70	3-28-2017	3,000,000	3,001,724

Total Other Instruments (Cost $4,002,492)				4,002,492

Other Notes: 4.39%

Corporate Bonds and Notes: 4.39%
Providence Health & Services ±§	0.73	10-1-2042	5,780,000	5,780,000
Providence St. Joseph Health ±§	0.72	10-1-2047	7,000,000	7,000,000
Racetrac Capital LLC ±§	0.73	9-1-2020	4,250,000	4,250,000
SSAB AB Series A ±§	0.75	6-1-2035	1,000,000	1,000,000
Steadfast Crestvilla LLC ±§	0.75	2-1-2056	7,240,000	7,240,000

Total Other Notes (Cost $25,270,000)				25,270,000

Repurchase Agreements: 2.43%
GX Clarke & Company, dated 1-31-17, maturity value $14,000,272 ^^	0.70	2-1-2017	14,000,000	14,000,000

Total Repurchase Agreements (Cost $14,000,000)				14,000,000

Total investments in securities (Cost $575,393,284) *	100.04%	575,393,284
Other assets and liabilities, net	(0.04)	(214,076)

Total net assets	100.00%	$575,179,208

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

§	The security is subject to a demand feature which reduces the effective maturity.

(z)	Zero coupon security. The rate represents the current yield to maturity.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

^^	Collateralized by U.S. government securities, 3.00% to 6.00%, 5-1-2023 to 10-1-2046, fair value including accrued interest is $14,420,101.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

Portfolio of investments—January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.97%

Alabama: 3.29%

Variable Rate Demand Notes ø: 3.29%
Alabama Federal Aid Highway Finance Authority Series 2016A Tender Option Bond Trust Receipts/Certificates Series 2016-XF2373 (Tax Revenue, Citibank NA LIQ) 144A	0.69%	9-1-2024	$5,000,000	$5,000,000
Chatom AL IDA Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series 2011 (Utilities Revenue)	0.79	8-1-2041	10,500,000	10,500,000

				15,500,000

Arizona: 2.64%

Variable Rate Demand Notes ø: 2.64%
Mesa AZ Utility System Clipper Tax-Exempt Certificates Trust Series 2009-33 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	7-1-2024	8,405,000	8,405,000
Phoenix AZ IDA Mayo Clinic Series A (Health Revenue, Bank of America NA SPA)	0.57	11-15-2052	4,000,000	4,000,000

				12,405,000

California: 8.92%

Variable Rate Demand Notes ø: 8.92%
California CDA Motion Picture & Television Fund Series 2001-A (Health Revenue, Northern Trust Company LOC)	0.71	3-1-2031	1,450,000	1,450,000
California Municipal Finance Authority High Desert Partnership (Education Revenue, Union Bank NA LOC)	0.76	4-1-2042	1,240,000	1,240,000
California Tender Option Bond Trust Receipts/Certificates Series XM0147 (Education Revenue, Morgan Stanley Bank LIQ) 144A	0.70	1-1-2039	9,000,000	9,000,000
Irvine CA Limited Obligation Improvement Bonds Series A (Miscellaneous Revenue, State Street Bank & Trust Company LOC)	0.58	9-2-2026	600,000	600,000
JPMorgan Chase PUTTER/DRIVER Trust Series 3841 (Transportation Revenue, Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.74	7-1-2024	8,075,000	8,075,000
Los Angeles CA DW&P Sub Series B-1 (Utilities Revenue, Barclays Bank plc SPA)	0.62	7-1-2034	12,500,000	12,500,000
Rancho CA Water District Finance Authority Series 2016A Tender Option Bond Trust Receipts/Certificates Series 2016-XF2367 (Water & Sewer Revenue, Citibank NA LIQ) 144A	0.69	8-1-2024	3,200,000	3,200,000
San Francisco CA RDA Fillmore Center 1999 Issue B1 (Housing Revenue, FHLMC LIQ)	0.68	12-1-2017	3,500,000	3,500,000
San Joaquin CA Delta Community College Tender Option Bond Trust Receipts/Certificates Series ZF0180 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	0.76	8-1-2022	2,415,000	2,415,000

				41,980,000

Colorado: 3.82%

Variable Rate Demand Notes ø: 3.82%
Colorado Health Facilities Authority Catholic Health Initiatives Series 2013-3364 (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.80	10-1-2037	6,250,000	6,250,000
Colorado Springs CO Utilities Systems Series B (Utilities Revenue, Sumitomo Mitsui Banking SPA)	0.70	11-1-2026	8,120,000	8,120,000
Moffat County CO Tri State General Association Project (Industrial Development Revenue, Bank of America NA LOC)	0.68	3-1-2036	3,600,000	3,600,000

				17,970,000

2	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

District of Columbia: 0.76%

Variable Rate Demand Note ø: 0.76%
District of Columbia Community Connection Real Estate Foundation Issue Series 2007A (Miscellaneous Revenue, Manufacturers & Traders LOC)	0.71%	7-1-2032	$3,600,000	$3,600,000

Florida: 1.62%

Variable Rate Demand Notes ø: 1.62%
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012 I-2 (Health Revenue)	0.63	11-15-2032	600,000	600,000
Orange County FL School Board Certificate of Participation Series 2009A (Miscellaneous Revenue, AGC Insured, Morgan Stanley Bank LIQ) 144A	0.79	8-1-2034	3,300,000	3,300,000
Pinellas County FL IDA Neighborly Care Network Project Series 2008 (Miscellaneous Revenue, Branch Banking & Trust LOC)	0.68	8-1-2028	3,730,000	3,730,000

				7,630,000

Georgia: 1.23%

Variable Rate Demand Note ø: 1.23%
Metropolitan Atlanta GA Rapid Transit Authority Series P (Tax Revenue, Societe Generale LOC, Ambac Insured) 144A	0.66	7-1-2020	5,765,000	5,765,000

Illinois: 3.42%

Variable Rate Demand Notes ø: 3.42%
DuPage & Will Counties IL Community School District #204 Indian Prairie School Building Series A Royal Bank of Canada Municipal Products Incorporated Trust Receipts/Certificates Series 0-26 (GO Revenue, Royal Bank of Canada LIQ) 144A	0.74	4-12-2017	3,515,000	3,515,000
Illinois Tender Option Bond Trust Receipts/Certificates Series XF2202 (Transportation Revenue, Citibank NA LIQ) 144A	0.69	7-1-2023	1,140,000	1,140,000
Illinois Tender Option Bond Trust Receipts/Certificates Series ZM0120 (Transportation Revenue, Royal Bank of Canada LIQ) 144A	0.71	7-1-2023	3,100,000	3,100,000
Quad Cities Illinois Regional EDA Augustana College Series 2005 (Education Revenue, Harris NA LOC)	0.66	10-1-2035	5,000,000	5,000,000
Yorkville Kendall County IL Special Service Area #2003-101 Windett Ridge Project JPMorgan PUTTER Series 4380 (Tax Revenue, JPMorgan Chase & Company LIQ) 144A	0.88	3-1-2023	3,320,000	3,320,000

				16,075,000

Indiana: 3.30%

Variable Rate Demand Notes ø: 3.30%
Indiana Certificates of Participation Clipper Tax-Exempt Certificates Trust Series 2009-34 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	7-1-2023	10,815,000	10,815,000
Spencer County IN American Iron Oxide Company Project Series 1999 (Industrial Development Revenue, Bank of Tokyo-Mitsubishi LOC)	0.80	9-1-2018	4,700,000	4,700,000

				15,515,000

Iowa: 0.68%

Variable Rate Demand Notes ø: 0.68%
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC)	0.87	4-1-2022	1,000,000	1,000,000
Iowa Finance Authority Multifamily Housing Series 2006 A Tender Option Bond Trust Receipts/Certificates Series 2016-XF0386 (Housing Revenue, Bank of America NA LIQ) 144A	0.73	7-1-2041	2,220,000	2,220,000

				3,220,000

Portfolio of investments—January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Kansas: 2.13%

Variable Rate Demand Note ø: 2.13%
Wyandotte County KS Unified School District #500 Series 2016A Tender Option Bond Trust Receipts/Certificates Series 2016-ZM0463 (GO Revenue, Royal Bank of Canada LIQ) 144A	0.74%	9-1-2024	$10,000,000	$10,000,000

Louisiana: 0.90%

Variable Rate Demand Notes ø: 0.90%
East Baton Rouge Parish LA ExxonMobil Project Series B (Industrial Development Revenue)	0.57	12-1-2040	1,500,000	1,500,000
East Baton Rouge Parish LA Industrial Development Board ExxonMobil Project Series 2010A (Industrial Development Revenue)	0.57	8-1-2035	2,750,000	2,750,000

				4,250,000

Maryland: 2.01%

Variable Rate Demand Notes ø: 2.01%
Maryland HEFA University of Maryland Medical System Series D (Health Revenue, TD Bank NA LOC)	0.62	7-1-2041	3,200,000	3,200,000
Maryland State Stadium Authority Sports Facilities Football Stadium Series 2007 (Miscellaneous Revenue, Sumitomo Mitsui Banking SPA)	0.68	3-1-2026	2,250,000	2,250,000
Maryland Transportation Authority Facilities Project Series 2008 Tender Option Bond Trust Receipts/Certificates Series 2016-XF0278 (Transportation Revenue, AGM Insured, Bank of America NA LIQ) 144A	0.73	7-1-2041	4,000,000	4,000,000

				9,450,000

Massachusetts: 0.80%

Variable Rate Demand Note ø: 0.80%
Massachusetts HEFA Baystate Medical Center Series K (Health Revenue, Barclays Bank plc LOC)	0.61	7-1-2039	3,745,000	3,745,000

Michigan: 3.39%

Variable Rate Demand Notes ø: 3.39%
Eastern Michigan University Barclays Residual Interest Bonds Trust Series 6WE (Miscellaneous Revenue, Barclays Bank plc LOC) 144A	0.81	7-1-2018	7,930,000	7,930,000
Green Lake Township MI Economic Development Corporation Interlochen Center Arts Project Series 2004 (Miscellaneous Revenue, BMO Harris Bank NA LOC)	0.61	6-1-2034	2,235,000	2,235,000
St. Joseph MI Hospital Finance Authority Lakeland Hospital Niles & St. Joseph Obligated Group Series 2002 (Health Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.78	1-1-2032	5,810,000	5,810,000

				15,975,000

Minnesota: 3.02%

Variable Rate Demand Notes ø: 3.02%
Bloomington MN Bristol Village Apartments Project Series 2002A-1 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.75	11-15-2032	1,200,000	1,200,000
Burnsville MN Bridgeway Apartments Project Series 2003 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.74	10-15-2033	2,375,000	2,375,000
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.75	8-15-2038	4,500,000	4,500,000

4	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Maple Grove MN MFHR Basswood Trails Apartment Project Series 2002 (Housing Revenue, FHLMC LIQ)	0.74%	3-1-2029	$2,340,000	$2,340,000
Minnesota HEFAR Concordia University Series P-1 (Education Revenue, U.S. Bank NA LOC)	0.61	4-1-2027	925,000	925,000
Plymouth MN Lancaster Village Apartments Project Series 2001 (Housing Revenue, FNMA LOC, FNMA LIQ)	0.74	9-15-2031	2,865,000	2,865,000

				14,205,000

Mississippi: 5.24%

Variable Rate Demand Notes ø: 5.24%
Mississippi Business Finance Commission Gulf Opportunity Zone Chevron USA Incorporated Project Series A (Industrial Development Revenue)	0.58	12-1-2030	1,100,000	1,100,000
Mississippi Business Finance Commission Gulf Opportunity Zone Chevron USA Incorporated Project Series J (Industrial Development Revenue)	0.58	11-1-2035	2,900,000	2,900,000
Mississippi Business Finance Corporation Chevron USA Incorporated Project Series K (Industrial Development Revenue)	0.60	11-1-2035	8,200,000	8,200,000
Mississippi Series A Clipper Tax-Exempt Certificates Trust Series 2009-60 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	11-1-2018	12,460,000	12,460,000

				24,660,000

Missouri: 1.10%

Variable Rate Demand Notes ø: 1.10%
Missouri Development Finance Board Cultural Facilities Nelson Gallery Foundation Series A (Miscellaneous Revenue, U.S. Bank NA SPA)	0.62	12-1-2037	1,700,000	1,700,000
Missouri Tender Option Bond Trust Receipts/Certificates Series XF2198 (Water & Sewer Revenue, Citibank NA LIQ) 144A	0.69	5-1-2023	2,670,000	2,670,000
St. Joseph MO IDA Heartland Regional Medical Center Series 2009A (Health Revenue, U.S. Bank NA LOC)	0.61	11-15-2043	800,000	800,000

				5,170,000

Nebraska: 0.92%

Variable Rate Demand Note ø: 0.92%
Nebraska Investment Finance Authority MFHR Apple Creek Associates Project Series 1985-A (Housing Revenue, Northern Trust Company LOC)	0.80	9-1-2031	4,310,000	4,310,000

New Jersey: 0.72%

Variable Rate Demand Note ø: 0.72%
New Jersey Tender Option Bond Trust Receipt/Certificates Series 2016-XM0226 (Miscellaneous Revenue, BHAC/National Insured, Bank of America NA LIQ) 144A	0.78	7-1-2026	3,370,000	3,370,000

New York: 11.86%

Variable Rate Demand Notes ø: 11.86%
New York Dormitory Authority Debt City University Consolidated 5th General Resolution Series E (Education Revenue, TD Bank NA LOC)	0.63	7-1-2031	10,625,000	10,625,000
New York HFA 605 West 42nd Street Series 2014A (Housing Revenue, Bank of China LOC)	0.82	5-1-2048	4,600,000	4,600,000
New York HFA 605 West 42nd Street Series 2015A (Housing Revenue, Bank of China LOC)	0.82	5-1-2048	4,900,000	4,900,000

Portfolio of investments—January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York HFA Manhattan West Residential Housing Revenue Series 2015A (Housing Revenue, Bank of China LOC)	0.87%	11-1-2049	$5,000,000	$5,000,000
New York Metropolitan Transportation Authority Dedicated Tax Fund Series A-1 (Tax Revenue, Royal Bank of Canada LOC)	0.62	11-1-2031	3,000,000	3,000,000
New York Metropolitan Transportation Authority Sub Series E-4 (Transportation Revenue, Bank of the West LOC)	0.70	11-15-2045	3,740,000	3,740,000
New York NY Fiscal Series 2004H-4 (GO Revenue, Bank of New York Mellon LOC)	0.63	3-1-2034	4,400,000	4,400,000
New York NY Fiscal Series 2004-H-1 (GO Revenue, Bank of New York Mellon LOC)	0.63	3-1-2034	4,200,000	4,200,000
New York NY Municipal Water Finance Authority Water & Sewer System 2nd General Resolution Bonds Fiscal 2011 Sub Series DD-1 (Water & Sewer Revenue, TD Bank NA SPA)	0.62	6-15-2043	1,300,000	1,300,000
New York NY Municipal Water Finance Authority Water & Sewer System 2nd General Resolution Bonds Fiscal 2011 Sub Series FF-1 (Water & Sewer Revenue, Bank of America NA SPA)	0.63	6-15-2044	2,700,000	2,700,000
New York NY Municipal Water Finance Authority Water & Sewer System 2nd General Resolution Bonds Fiscal 2014 Sub Series AA-6 (Water & Sewer Revenue, Mizuho Bank Limited SPA)	0.64	6-15-2048	3,080,000	3,080,000
New York NY Transitional Finance Authority Future Tax Secured Bonds Fiscal 2013 Sub Series A-5 (Tax Revenue, U.S. Bank NA SPA)	0.62	8-1-2039	1,600,000	1,600,000
New York NY Transitional Finance Authority Future Tax Secured Bonds Fiscal 2013 Sub Series A-4 (Tax Revenue, Northern Trust Company SPA)	0.62	8-1-2039	100,000	100,000
New York NY Transitional Finance Authority Future Tax Secured Tax-Exempt Bonds Fiscal 2015 Sub Series A-3 (Tax Revenue, Mizuho Bank Limited SPA)	0.63	8-1-2043	5,000,000	5,000,000
New York NY Transitional Finance Authority Recovery Bonds Fiscal 2003 Series 3 Sub Series 3F (Tax Revenue, Royal Bank of Canada SPA)	0.62	11-1-2022	1,580,000	1,580,000

				55,825,000

North Carolina: 4.96%

Variable Rate Demand Notes ø: 4.96%
North Carolina Capital Facilities Finance Agency Duke University Project Series 2015B Tender Option Bond Trust Receipts/Certificates Series 2015-ZM0105 (Education Revenue, Morgan Stanley Bank LIQ) 144A	0.69	10-1-2055	2,250,500	2,250,500
North Carolina Capital Facilities Finance Agency Educational Hill Center Project Series 2008 (Education Revenue, Branch Banking & Trust LOC)	0.68	7-1-2028	3,830,000	3,830,000
North Carolina Medical Care Commission FirstHealth Carolina Project Series 2008A (Health Revenue, Branch Banking & Trust SPA)	0.71	10-1-2028	5,100,000	5,100,000
North Carolina Medical Care Commission Hospice Alamance-Caswell Project Series 2008 (Health Revenue, Branch Banking & Trust LOC)	0.68	12-1-2033	4,000,000	4,000,000
University of North Carolina Chapel Hill Series 2009- A (Education Revenue, TD Bank NA SPA)	0.63	2-1-2024	8,160,000	8,160,000

				23,340,500

Ohio: 3.10%

Variable Rate Demand Notes ø: 3.10%
Middletown OH Hospital Facility Premier Health Partners Obligation Group Series A (Health Revenue, Barclays Bank plc LIQ) 144A	1.00	11-15-2045	4,000,000	4,000,000
Montgomery County OH Catholic Health Initiatives Series A (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.81	5-1-2034	6,565,000	6,565,000
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C (Miscellaneous Revenue)	0.79	10-1-2036	4,000,000	4,000,000

				14,565,000

6	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Other: 0.99%

Variable Rate Demand Notes ø: 0.99%
Clipper Tax-Exempt Certificates Trust Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.72%	2-15-2028	$2,764,000	$2,764,000
FHLMC (Housing Revenue, FHLMC LIQ)	0.67	3-15-2049	800,000	800,000
FHLMC MFHR Series M031 Class A (Housing Revenue, FHLMC LIQ)	0.67	12-15-2045	1,100,000	1,100,000

				4,664,000

Pennsylvania: 1.88%

Variable Rate Demand Notes ø: 1.88%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series 2010D JPMorgan Chase PUTTER Series 5011 (Health Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.67	12-1-2019	3,700,000	3,700,000
Pennsylvania Tender Option Bond Trust Receipts/Certificates Series 2016 ZF0504 (Water & Sewer Revenue, TD Bank NA LIQ) 144A	0.81	8-15-2042	2,165,000	2,165,000
Southcentral Pennsylvania General Authority WellSpan Health Obliged Group Series 2014A Tender Option Bond Trust Receipts/Certificates Series 2015-ZM0081 (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.69	6-1-2044	3,000,000	3,000,000

				8,865,000

Rhode Island: 1.83%

Variable Rate Demand Note ø: 1.83%
Narragansett Bay RI Commission Wastewater System Series 2013A Tender Option Trust Receipts/Certificates Series 2016-XM0140 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	0.76	9-1-2020	8,600,000	8,600,000

South Carolina: 4.00%

Variable Rate Demand Notes ø: 4.00%
Charleston SC Waterworks & Sewer System Series 2010 Tender Option Trust Receipts/Certificates Series 2015-ZF0219 (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144A	0.69	8-1-2019	6,400,000	6,400,000
Greenville SC Health System Hospital Series 2014B Tender Option Bond Trust Receipts/Certificates Series 2015-XF0145 (Health Revenue, TD Bank NA LIQ) 144A	0.70	5-30-2022	8,020,000	8,020,000
South Carolina Educational Facilities Authority for Private Non-Profit Institutions Higher Learning Educational Facilities Spartanburg Methodist Series 2005 (Education Revenue, Branch Banking & Trust LOC)	0.70	8-1-2025	3,025,000	3,025,000
South Carolina Jobs EDA Institutional Business & Home Safety Project Series 2009 (Industrial Development Revenue, Branch Banking & Trust LOC)	0.72	11-1-2034	1,385,000	1,385,000

				18,830,000

Tennessee: 3.78%

Variable Rate Demand Notes ø: 3.78%
Clarksville TN Public Building Authority Tennessee Municipal Bond Fund (Miscellaneous Revenue, Bank of America NA LOC)	0.69	1-1-2033	8,800,000	8,800,000
Clarksville TN Public Building Authority Tennessee Municipal Building Fund Series 2004 (Miscellaneous Revenue, Bank of America NA LOC)	0.69	7-1-2034	2,620,000	2,620,000
Franklin County TN HEFA Board University of the South Project Series 1998B (Education Revenue)	0.71	9-1-2018	2,390,000	2,390,000
Sevier County TN Public Building Authority Local Government Public Improvement Series 6-A1 (Miscellaneous Revenue, Branch Banking & Trust SPA)	0.68	6-1-2029	4,000,000	4,000,000

				17,810,000

Portfolio of investments—January 31, 2017	Wells Fargo National Tax-Free Money Market Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Texas: 8.53%

Variable Rate Demand Notes ø: 8.53%
Bexar County TX Housing Finance Corporation Palisades Park Apartments Project Series 2009 (Housing Revenue, FHLMC LIQ)	0.74%	9-1-2039	$4,000,000	$4,000,000
Brazos Harbor TX Industrial Development Corporation BASF Corporation Project Series 2001 (Industrial Development Revenue)	0.71	7-1-2022	4,900,000	4,900,000
Dickinson TX Independent School District Unlimited Tax School House Refunding Bonds Series 2000 (GO Revenue, Societe Generale LIQ)	0.69	2-15-2028	8,350,000	8,350,000
Harris County TX Cultural Educational Facilities Finance Corporation Children’s Hospital Project Series 2015-3 JPMorgan PUTTER Series 5001 (Hospital Revenue, JPMorgan Chase & Company LIQ) 144A	0.67	6-1-2019	4,665,000	4,665,000
Port Corpus Christi TX Solid Waste Disposal Flint Hills Resources Project Series 2002B (Resource Recovery Revenue)	0.68	7-1-2029	4,200,000	4,200,000
Tarrant County TX Cultural Educational Facilities Finance Corporation Christus Health Series 2008C-2 (Health Revenue, Bank of New York Mellon LOC)	0.67	7-1-2047	7,905,000	7,905,000
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Utilities Revenue, Morgan Stanley Bank LIQ) 144A	0.96	12-15-2026	6,108,108	6,108,108

				40,128,108

Utah: 1.81%

Variable Rate Demand Note ø: 1.81%
Utah Water Finance Agency Series B-1 (Water & Sewer Revenue, JPMorgan Chase & Company SPA)	0.69	10-1-2037	8,500,000	8,500,000

Vermont: 1.04%

Variable Rate Demand Notes ø: 1.04%
Vermont Educational & Health Buildings Financing Agency Landmark College Project Series 2008A (Education Revenue, TD Bank NA LOC)	0.60	7-1-2033	2,895,000	2,895,000
Vermont Educational & Health Buildings Financing Agency Norwich University Project Series 2008 (Education Revenue, TD Bank NA LOC)	0.63	9-1-2038	2,000,000	2,000,000

				4,895,000

Virginia: 0.63%

Variable Rate Demand Note ø: 0.63%
Fauquier County VA IDA Highland School Project Series 2008 (Education Revenue, Branch Banking & Trust LOC)	0.68	12-1-2033	2,960,000	2,960,000

Washington: 0.40%

Variable Rate Demand Note ø: 0.40%
Washington Housing Finance Commission Nonprofit Tacoma Art Museum Project Series 2002 (Miscellaneous Revenue, Northern Trust Company LOC)	0.63	6-1-2032	1,900,000	1,900,000

Wisconsin: 3.25%

Variable Rate Demand Notes ø: 3.25%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (Industrial Development Revenue, CoBank LOC)	0.69	5-1-2037	7,700,000	7,700,000
Wisconsin Clipper Tax-Exempt Certificates Trust Series 2009-36 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.70	5-1-2020	3,755,000	3,755,000

8	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Wisconsin PFA Midwestern Disaster Area Program Series 2011 (Industrial Development Revenue, Farm Credit Services America LOC)	0.76%	9-1-2036	$3,840,000	$3,840,000

				15,295,000

Total Municipal Obligations (Cost $460,972,608)				460,972,608

Total investments in securities (Cost $460,972,608) *	97.97%	460,972,608
Other assets and liabilities, net	2.03	9,533,070

Total net assets	100.00%	$470,505,678

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of January 31, 2017 (included in Item 6 of this Form N- CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Wells Fargo Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five- year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

of Wells Fargo Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo National Tax-Free Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of January 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Wells Fargo National Tax-Free Money Market Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2017

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen President

Date: March 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen President

Date: March 24, 2017

By:	/s/ Nancy Wiser
Nancy Wiser Treasurer

Date: March 24, 2017